                                                              Semiannual Report
                                                            as of April 30, 1999


                                    EVERGREEN
                            International and Global
                                  Growth Funds





   [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]
                                   SINCE 1932

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Evergreen Emerging Markets Growth Fund

  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen Global Leaders Fund

  Fund at a Glance ........................................................    6
  Portfolio Manager Interview .............................................    7

Evergreen Global Opportunities Fund

  Fund at a Glance ........................................................   10
  Portfolio Manager Interview .............................................   11

Evergreen International Growth Fund

  Fund at a Glance ........................................................   14
  Portfolio Manager Interview .............................................   15

Evergreen Latin America Fund

  Fund at a Glance ........................................................   18
  Portfolio Manager Interview .............................................   19

Evergreen Precious Metals Fund

  Fund at a Glance ........................................................   22
  Portfolio Manager Interview .............................................   23

Financial Highlights

  Evergreen Emerging Markets Growth Fund ..................................   25
  Evergreen Global Leaders Fund ...........................................   27
  Evergreen Global Opportunities Fund .....................................   29
  Evergreen International Growth Fund .....................................   31
  Evergreen Latin America Fund ............................................   33
  Evergreen Precious Metals Fund ..........................................   35

Schedule of Investments

  Evergreen Emerging Markets Growth Fund ..................................   37
  Evergreen Global Leaders Fund ...........................................   40
  Evergreen Global Opportunities Fund .....................................   43
  Evergreen International Growth Fund .....................................   47
  Evergreen Latin America Fund ............................................   51
  Evergreen Precious Metals Fund ..........................................   53

Statements of Assets and Liabilities ......................................   54

Statements of Operations ..................................................   55

Statements of Changes in Net Assets .......................................   56

Combined Notes to Financial
Statements ................................................................   58

--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

             ------------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
             ------------------------------------------------------------------

                           Evergreen Distributor,Inc.
      Evergreen/SM/ is a Service Mark of Evergreen Investment Services,Inc.

                            Letter to Shareholders
                            ----------------------
                                    June 1999


                                [PHOTO OF
                                WILLIAM ENNIS
                                APPEARS HERE]



                               William M. Ennis
                               President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen International and Global Growth Funds semiannual report, which covers the six-month period ended April 30, 1999.

Improving Global Investment Environment

After stock markets around the world declined dramatically during the summer of 1998 and into the early fall, the central banks of the major industrial nations made a coordinated effort to lower interest rates. The actions calmed fears about a slowdown in the world's economy and created a positive environment for equity investing.

After a nine-year decline, the Japanese market appeared to be moving forward during the first calendar quarter of 1999. A more optimistic outlook for the Far East is encouraging international investors to return. Emerging markets, too, showed signs of reviving after a three-year, bear market. Overall, we regard the six-month period as a time of change and improvement in many areas.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of May, when this report was finalized, we have completed 75% of the testing of internal systems and are rapidly moving through the remaining systems. Through May, we successfully participated in industry-wide testing with the Securities Industry Association. While Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition to the new millennium. We are confident that our efforts will enable shareholders to receive the same Evergreen products and services after December 1999 that we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company

/1/ The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                      Fund at a Glance as of April 30, 1999

In managing the portfolio, we intend to emphasize larger and mid-sized companies,while deemphasizing small-cap companies.

                             Portfolio Management
                             --------------------


     [PHOTO OF                                           [PHOTO OF
     FRANCIS CLARO                                       ANTONIO DOCAL
     APPEARS HERE]                                       APPEARS HERE]


     Francis Claro                                       Antonio Docal
     Tenure: May 1999                                    Tenure: May 1999

     Liu-Er Chen                                         Eleanor Marsh
     Tenure: May 1999                                    Tenure: May 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEAR HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source: 1999 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/6/94    Class A   Class B   Class C   Class Y
Class Inception Date                 9/6/94    9/6/94    9/6/94    9/6/94
 ................................................................................
Average Annual Returns *
 ................................................................................
6 months with sales charge             5.47%     5.29%     9.43%      n/a
 ................................................................................
6 months w/o sales charge             10.68%    10.29%    10.43%    11.01%
 ................................................................................
1 year with sales charge             -22.62%   -23.84%   -20.56%      n/a
 ................................................................................
1 year w/o sales charge              -18.74%   -19.84%   -19.76%   -18.26%
 ................................................................................
3 years                               -2.35%    -2.59%    -1.59%    -0.40%
 ................................................................................
Since Inception                       -3.21%    -3.36%    -2.95%    -1.91%
 ................................................................................
Maximum Sales Charge                   4.75%     5.00%     1.00%      n/a
                                   Front End     CDSC      CDSC
 ................................................................................
6-month income distributions
per share                             $0.01     $0.01     $0.01     $0.02
 ................................................................................

 *  Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    EVERGREEN EMERGING
                    MARKETS GROWTH FUND      MSCI EMF INDEX      MSCI EAFE INDEX      CONSUMER PRICE INDEX
9/30/94                    9,522                 10,000               10,000                 10,000
4/30/95                    7,339                  7,788               10,479                 10,167
4/30/96                    8,991                  8,729               11,710                 10,453
4/30/97                    9,422                  8,924               11,640                 10,723
4/30/98                   10,821                  7,544               13,879                 10,877
4/30/99                    8,793                  7,046               15,240                 11,077

Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A shares/1/, versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF)Index, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the Consumer Price Index (CPI).

The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index representing all the free emerging markets countries in the MSCI universe.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index is an unmanaged, capitalization index representing the industry composition and a sampling of small, medium and large capitalization companies from the aforementioned global markets.

The MSCI EMF and the MSCI EAFE are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform during the six-month period?

For the six months ended April 30, 1999, the Evergreen Emerging Markets Growth Fund's Class A shares had a total return of 10.68%, while Class B and Class C shares had returns of 10.29% and 10.43%, respectively, and Class Y shares had a return of 11.01%. These returns are before the deduction of any applicable sales charges. During the same six-month period, the Morgan Stanley Capital International Emerging Markets Free(MSCI EMF) Index had a return of 34.87%, while the average Lipper tracked emerging markets debt funds objective had a return of 26.92%. Lipper, Inc. is an independent monitor of mutual fund performance. The Fund's very conservative strategy at the start of the period, which had helped it out perform industry benchmarks during most of 1998, meant that the Fund did not fully participate in the rally in emerging markets during late 1998 and early 1999.

                                    Portfolio
                                 Characteristics
                                 ----------------
 Total Net Assets                                                   $61,244,630
 ...............................................................................
 Number of Holdings                                                         127
 ...............................................................................

What was the investment environment like during the period?

Emerging markets had been out of favor among international investors since the start of the Asian financial crisis in the summer of 1997. This environment started improving in the fall of 1998, primarily as the result of several external factors that had significant effects on emerging markets. These factors included:

The concerted actions of the central banks of the lead- ing industrialized nations, including the United States, to lower short-term interest rates, improving the availability of money for emerging markets. In the U.S., the Federal Reserve Board lowered short-term interest rates three successive times in the third and fourth calendar quarters of 1998.

The international support, led by the International Monetary Fund, that enabled Brazil to replenish its international reserves that had been drained while it defended its currency. This support gave the Brazilian government important time and credibility in implementing fiscal reforms in the wake of the decision to allow the currency to be devalued in mid-January.

The strengthening of the Japanese yen made exports from other Asian markets more competitive.

The increase in world commodity prices, including the prices of oil, copper, aluminum and pulp. Many emerging nations are important exporters of commodities.

These factors combined to help stabilize the economies of many Asian countries and the value of several currencies started to rebound. The currencies of Indonesia and South Korea led this rebound.

One signal that the global situation had started to improve was the reaction of the world's markets to the Brazilian government's decision in mid-January to let the Brazilian currency, the real, devalue against foreign currencies. This widely anticipated action actually seemed to clear the air and remove one of the uncertainties that had been troubling the market. After the devaluation, stock markets throughout Latin America began a strong rally that continued through the end of the fiscal period on April 30.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

                             Geographic Allocation:
                                Top 10 Countries
                                ----------------
                         (as a percentage of net assets)

          Mexico                                               13.3%
          ..........................................................
          South Africa                                         11.4%
          ..........................................................
          Korea                                                11.2%
          ..........................................................
          Brazil                                                9.2%
          ..........................................................
          Hong Kong                                             8.3%
          ..........................................................
          Argentina                                             7.3%
          ..........................................................
          India                                                 6.8%
          ..........................................................
          United States                                         5.5%
          ..........................................................
          Greece                                                4.4%
          ..........................................................
          Turkey                                                2.8%
          ..........................................................

Your four-member investment team took over the portfolio management of the Fund in early May 1999. How would you describe your investment strategy?

We intend to manage the Fund to reflect more closely the opportunities and challenges of the emerging markets. This means that under normal circumstances, the Fund will be fully invested in the emerging markets, and our asset allocations will be more consistent with allocations of the Fund's benchmark, the MSCI EMF. We do not intend for the Fund to replicate exactly the benchmark, but we do expect allocations to be more consistent with the benchmark. This means we will have the flexibility to make measured over-weightings and under-weightings of various countries, depending on where we see the greatest potential opportunities or the most serious risks.

Our goal will be to achieve performance over the long term that surpasses that of the MSCI EMF. In the past, the Fund's goal was to achieve results that surpassed those of most competitive mutual funds. In doing this, the Fund portfolio often varied significantly from the Emerging Markets Index. It should be pointed out that this flexible style often helped, as it did during the extreme volatility of 1997 and 1998 when large cash positions and a conservative portfolio allocation helped the Fund outperform both market indexes and most competitive funds.

Going forward, however, we intend to have a Fund that more closely reflects the environment and opportunities of the emerging markets.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

          Telecommunications                                   23.5%
          ..........................................................
          Banking                                              17.4%
          ..........................................................
          Beverages & Tobacco                                   8.3%
          ..........................................................
          Energy Sources                                        7.8%
          ..........................................................
          Multi-Industry                                        6.9%
          ..........................................................

How will the team manage the Fund?

All four members of the team have been part of the international investment team at Evergreen for several years, and all four have had portfolio management and analytical responsibilities in the emerging markets. In fact, all four of us had worked on the Fund as analysts. Each of the four members of the team will have both a regional focus and an industry focus that cuts across all regions. Our intention is to work as a team and to discuss all investment decisions and reach consensus before we act.

Francis Claro will cover Latin America and the European, Middle Eastern and African (EMEA) markets, as well as concentrating on the telecommunications industry. Eleanor Marsh will cover Asian markets and specialize on consumer-related industries throughout the world. Antonio Docal will focus on Latin American and the EMEA markets, and concentrate on financial stocks. Liu-Er Chen will concentrate on Asian markets and the utilities industry. Each of these areas of specialization is consistent with our professional backgrounds and experience.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

What have been your specific strategies since taking over the Fund?

We have moved to make the Fund fully invested in the emerging markets, lowering the cash position, which had been 38% of net assets at the end of the last fiscal year on October 31, 1998, to approximately 3% of net assets in April 1999.

In adhering more closely to the benchmark MSCI EMF, we have concentrated the Fund's assets in line with the regions most heavily represented in the index.

Within these regions, we also have concentrated on the seven countries most heavily weighted in the index: Brazil, Mexico, South Africa, South Korea, Taiwan, Greece, and India. We have eliminated investments in markets not represented in the index, including Hong Kong, Portugal, Singapore and Croatia.

The Fund has slightly over-weighted Mexico and Brazil, when compared to the index, while under-weighting India, South Korea and Greece. The investments in Taiwan and South Africa are very close to the benchmark.

In managing the portfolio, we intend to emphasize larger and mid-sized companies, while de-emphasizing small-cap companies.

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Telefonos de Mexico SA, ADR                           3.6%
          ..........................................................
          Li & Fung Ltd.                                        3.3%
          ..........................................................
          Samsung Electronics                                   3.1%
          ..........................................................
          YPF SA, Cl. D, ADR                                    2.6%
          ..........................................................
          Rembrandt Group  Ltd.                                 2.2%
          ..........................................................
          Korea Electric Power Corp., ADR                       2.0%
          ..........................................................
          Mahanagar Telephone Nigam Ltd., GDR                   2.0%
          ..........................................................
          Acer, Inc., GDR, 144A                                 2.0%
          ..........................................................
          Alpha Credit Bank, GDR                                1.9%
          ..........................................................
          New Clicks Holdings                                   1.9%
          ..........................................................

What is your outlook?

We believe there has been a notable improvement in the fundamental outlook for emerging markets, helped by rising commodity prices, low stock valuations and improved access to international financial markets and fairly valued exchange rate levels. All these factors have helped attract investor interest to emerging markets.

In Asia, prospects seem to be improving on evidence that Japan has gone through the worst of its economic problems. The two largest Asian emerging markets, South Korea and Taiwan, each have shown good performance early in 1999. In South Korea, despite the strong rally, we remain cautiously optimistic. Financial stimulus measures in Taiwan have improved the opportunities for investments in the banking sector.

In Latin America, emerging signs of a revival of global economic growth are important. If global growth starts to accelerate, we should see higher commodity prices, which would have a substantial impact in the region.

Risks remain in emerging market investments, however. In particular, any declines in commodity prices or any actions by the U.S. Federal Reserve Board to increase short-term interest rates would tend to discourage investments in the emerging markets.

Market sentiment can change rapidly and create short-term distortions in equity valuations. Over the long haul, these short-term distortions tend to be corrected and investment returns should reflect the fundamental strengths and opportunities of emerging markets.

--------------------------------------------------------------------------------
                                    EVERGREEN
                               Global Leaders Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

We intend to maintain our long-term discipline of emphasizing fundamental analysis and individual stock selection.

                             Portfolio Management
                             --------------------

                  [PHOTO OF STEPHEN A.   [PHOTO OF EDWIN D.
                  LIEBER APPEARS HERE]   MISKA APPEARS HERE]

                    Stephen A.Lieber       Edwin D.Miska
                   Tenure:November 1995   Tenure:November 1995

------------------------
CURRENT INVESTMENT STYLE
------------------------

[STYLE BLOCK APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source: 1998 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 11/1/95   Class A   Class B   Class C    Class Y
Class Inception Date                 6/3/96    6/3/96    6/3/96    11/1/95
 ................................................................................
Average Annual Returns(*)
 ................................................................................
6 months with sales charge           10.13%    10.24%    14.27%       n/a
 ................................................................................
6 months w/o sales charge            15.65%    15.24%    15.27%     15.88%
 ................................................................................
1 year with sales charge              3.22%     2.76%     6.71%       n/a
 ................................................................................
1 year w/o sales charge               8.40%     7.76%     7.71%      8.93%
 ................................................................................
3 years                              14.13%    14.47%    15.16%     16.35%
 ................................................................................
Since Inception                      15.63%    15.99%    16.52%     17.55%
 ................................................................................
Maximum Sales Charge                  4.75%     5.00%     1.00%       n/a
                                  Front End      CDSC      CDSC
 ................................................................................
/*/ Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  EVERGREEN GLOBAL         MORGAN STANLEY         CONSUMER
                   LEADERS FUND          CAPITAL INTERNAT'L        PRICE
DATE               CLASS A /1/              WORLD INDEX            INDEX

10/31/95              9,525                    10,000              10,000
4/30/96              10,643                    11,363              10,161
4/30/97              11,983                    12,593              10,423
4/30/98              15,330                    16,312              10,573
4/30/99              16,617                    18,981              10,767

Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class A shares/1/, versus a similar investment in the Morgan Stanley Capital International World (MSCI World) Index and the Consumer Price Index (CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim.

6 The MSCI World is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform?

The Evergreen Global Leaders Fund performed well during the six months ended April 30, 1999, consistent with its long-term record. The Fund's Class A shares had a total return of 15.65%, while the Class B and C shares had returns of 15.24% and 15.27%, respectively, and Class Y shares had a return of 15.88%. These returns are before the deduction of any applicable sales charges. During the same six-month period, the average global equity mutual fund had a total return of 19.65%, as measured by Lipper, Inc., an independent monitor of mutual fund performance, while the Morgan Stanley Capital International World (MSCI World) Index had a return of 19.57%.

While the Fund's returns were quite strong, it lagged benchmarks such as the MSCI World because of its conservative investment style. This style emphasizes investments in large, blue-chip companies and de-emphasizes riskier investments, such as in emerging markets. During the period, performance was held back by the de-emphasis of emerging markets and by the strong dollar, which undercut returns from non-dollar-denominated investments.

                                    Portfolio
                                Characteristics
                                ---------------

                 Total Net Assets                    $374,353,838
                 ................................................
                 Number of Holdings                           125
                 ................................................

What was the investment environment like during for the six-month period?

A generally fertile environment for investing marked the period. The central banks of the major industrial nations made a coordinated effort to lower interest rates in response to the global financial crisis of 1998, calming fears about a slowdown in the world's economy and creating a positive environment for equity investing.

In the United States, corporate earnings continued to either meet or exceed expectations. At the same time, low interest rates, low inflation and low unemployment spurred strong corporate activity and healthy consumer spending.

In Europe, while the rate of economic growth slowed as a lagging effect of the financial crises in Asia and Russia, we still saw increases in corporate profits and improved productivity as European corporations continued to focus on restructuring.

In the Far East, most notably in Japan, we saw signs that the effects of the financial crisis of 1998 were starting to be contained. Asian governments were reacting to lift the region's economies from recession. While it is still too early to judge how those actions will translate into corporate profits, it nevertheless appears that the worst conditions in that part of the world may have passed. A more optimistic outlook for the Far East has encouraged international investors to return, increasing their allocations to the region.

                             Geographic Allocation:
                                Top 10 Countries
                                ----------------
                         (as a percentage of net assets)

          United States                                        48.4%
          ..........................................................
          United Kingdom                                        7.8%
          ..........................................................
          Germany                                               6.7%
          ..........................................................
          Japan                                                 5.9%
          ..........................................................
          Netherlands                                           5.0%
          ..........................................................
          Italy                                                 5.0%
          ..........................................................
          Canada                                                4.8%
          ..........................................................
          France                                                4.7%
          ..........................................................
          Hong Kong                                             2.9%
          ..........................................................
          Switzerland                                           2.8%
          ..........................................................

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

What were your primary strategies in country and regional allocations?

Our long-term strategy has been to seek to invest in the 100 best companies in the world. We rely on fundamental analysis to find strong companies at attractive valuations, and we build our portfolio on a stock-by-stock basis, rather than by macro-economic based policies. We use a strongly quantitative, fundamental and valuation review in analyzing stocks, and we sell stocks that no longer meet our investment criteria.

In searching for opportunities, we added significantly to our investments in the United States, slightly lowering investments in Europe, primarily by reducing our exposure to Europe, and adding slightly to the Far East. In Europe, we cut our investments in Germany from 9.7% to 6.5% of net assets. The Russian and Far Eastern problems have slowed corporate profit growth in Germany. At the same time, we increased our weightings in Italy, to take advantage of attractive val-uations, and in the United Kingdom, where lower interest rates had helped stimulate the market. The primary reason our Far Eastern weighting increased was the price appreciation of stocks, although we did add selectively to existing positions in Japan and in Australia. In the generally positive environment for equity investing, we invested our cash position into the market.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

     Retailing & Wholesale                                           15.9%
     .....................................................................
     Healthcare Products & Services                                  10.5%
     .....................................................................
     Finance & Insurance                                             10.3%
     .....................................................................
     Electrical Equipment & Services                                  7.7%
     .....................................................................
     Printing, Publishing, Broadcasting & Entertainment               6.1%
     .....................................................................

How did the Fund's holdings perform by country?

We did very well in the countries that we emphasized, most notably the United States, where our investments rose by 34.1% during the six-month period, and the United Kingdom. We also outperformed relevant benchmarks in Finland, Hong Kong, Ireland, Italy and Portugal. Overall, our foreign investments had a return of 7.05%. The most visible disappointments were in Germany, where several larger holdings failed to meet earnings expectations. We either eliminated or reduced our holdings in the major disappointing companies. We also under-performed, primarily because we were under-weighted in Japan when compared against market indexes, and in Belgium, the Netherlands, Spain and Switzerland.

How did U.S. investments contribute significantly to performance?

Performance in the U.S. portfolio was fairly widely based, with 20 stocks having returns of 25% or more in the six months. We had exceptional profit growth in a large number of our domestic holdings.

The top U.S. performer in the portfolio was Charles Schwab & Co., the brokerage firm, up 277% during the period, followed by Cisco Systems, the network and internet systems company, up 81%. Other top performers included two retailers, TJX Companies, up 79% and Gap, Inc., which rose by 66%. Another very strong performer was Sundstrand Corp., an industrial company whose stock rose by 65%, helped by an acquisition offer from United Technologies for cash and stock. Among our top holdings from the United States, Wal-Mart Stores, the Fund's largest overall holding, rose 33.2% and was up 81.6% for the past 12 months, continuing its pattern of stellar operating results. Citigroup Inc., a recent purchase, was up 60.3% for the six months as it continues to integrate its merger with The Travelers Corp. Microsoft Corp. also

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

continued its strong appreciation, rising 53.2% and is up 80.0% over the last 12 months, reflecting optimism in its strong product line.

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Seven-Eleven Japan Co. Ltd.                           3.2%
          ..........................................................
          Nintendo Co., Ltd.                                    2.7%
          ..........................................................
          Citigroup, Inc.                                       2.5%
          ..........................................................
          Wal-Mart Stores, Inc.                                 2.5%
          ..........................................................
          Cisco Systems, Inc.                                   2.3%
          ..........................................................
          Microsoft Corp.                                       2.3%
          ..........................................................
          RWE AG                                                2.2%
          ..........................................................
          Bombardier, Inc., Cl. B                               2.1%
          ..........................................................
          General Electric Co.                                  1.9%
          ..........................................................
          Marsh & McLennan Co., Inc.                            1.8%
          ..........................................................

Which investments outside the U.S. performed well?

Two of the best performers were Malaysian bank holding companies: Commerce
Asset Holdings, which rose by 122%; and RHB Capital, which rose by 67%. Other top-performing investments included Luxottica Group, the Italian eyeglass manufacturer and retailer, which rose by 76%; First Pacific Ltd., a diversified holding company based in Hong Kong, which rose by 64% and Nokia Corp., the cellular phone and wireless systems manufacturer based in Finland, which rose by 63%.

Among our larger Asian exposures, Japanese holdings Seven-Eleven Japan and Nintendo performed modestly, up 13.0% and 7.0%, respectively. German conglomer-ate RWE AG has performed disappointingly, falling 19.7% for 12 months, primarily due to fears over the new German government's position on electric utility regulation. The decline in the value of the new European currency, the euro, also had an impact. On the positive side, Canadian aircraft and rail manufactur-er Bombardier, Inc. has risen 31.0% on strong continued order flow.

What is your outlook?

We believe individual stock selection will be extremely important to the performance of the Fund, especially in an environment characterized by high stock valuations and declining expectations of further interest rate reductions. We think the Fund is well positioned for this environment.

The Fund's investment discipline is based on the belief that the best opportunities can be found in companies that can show persistent earnings leadership over longer periods of time and that can demonstrate their ability to grow as economic conditions change. In periods of change and uncertainty, companies with exceptional management teams and healthy balance sheets should be best positioned to take advantage of emerging opportunities.

We intend to maintain our long-term discipline of emphasizing fundamental analysis and individual stock selection.

--------------------------------------------------------------------------------
                                    EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------
                      Fund at a Glance as of April 30, 1999

We think the outlook for domestic, small-cap companies is the most favorable it has been in two years.

                             Portfolio Management
                             --------------------

                [PHOTO OF GARY CRAVEN    [PHOTO OF GILMAN GUNN
                 APPEARS HERE]            APPEARS HERE]

                     Gary Craven              Gilman Gunn
                 Tenure: January 1998      Tenure: June 1997

------------------------
CURRENT INVESTMENT STYLE
------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source:  1998 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class Y would have been higher.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/16/88      Class A   Class B   Class C   Class Y
Class Inception Date                   3/16/88    2/1/93    2/1/93   1/13/97
 ................................................................................
Average Annual Returns(*)
 ................................................................................
6 months with sales charge              15.84%    16.20%    20.21%      n/a
 ................................................................................
6 months w/o sales charge               21.62%    21.20%    21.21%    19.99%
 ................................................................................
1 year with sales charge               -11.31%   -11.92%    -8.44%      n/a
 ................................................................................
1 year w/o sales charge                 -6.90%    -7.59%    -7.57%    -8.62%
 ................................................................................
3 years                                 -0.49%    -0.45%     0.40%     1.20%
 ................................................................................
5 years                                  5.87%     5.78%     6.09%     6.94%
 ................................................................................
10 years                                10.96%    10.99%    11.01%    11.52%
 ................................................................................
Since Inception                         10.59%    10.63%    10.65%    11.10%
 ................................................................................
Maximum Sales Charge                     4.75%     5.00%     1.00%      n/a
                                      Front End     CDSC      CDSC
 ................................................................................
6-month capital gain distributions
per share                               $1.22     $1.22     $1.22     $1.22
 ................................................................................
/*/ Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                  Evergreen Global Opp A    Consumer Price Index     MSCI World
  Period End          Market Value              - US Value             Value

   4/30/89               9,528                    10,000              10,000
   4/30/90               9,840                    10,471               9,462
   4/30/91              10,751                    10,983              10,355
   4/30/92              12,428                    11,332              10,364
   4/30/93              15,598                    11,698              12,056
   4/30/94              20,264                    11,974              13,550
   4/30/95              21,227                    12,339              14,943
   4/30/96              27,347                    12,687              17,823
   4/30/97              23,714                    13,014              19,753
   4/30/98              30,384                    13,201              25,586
   4/30/99              28,287                    13,443              29,773


Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares/1/, versus a similar investment in the Morgan Stanley Capital International World (MSCI World) Index and the Consumer Price Index (CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim.

10 The MSCI World is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                    EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform during the period?

The Global Opportunities Fund's performance rebounded sharply during the six months ended April 30, 1999. The Fund's Class A shares had a total return of 21.62%, while Class B and Class C shares had a total return of 21.20% and 21.21%, respectively, and Class Y shares had a return of 19.99%. These returns are before the deduction of any applicable sales charges. During the period, the Morgan Stanley Capital International World (MSCI World) Index had a return of 19.57%, while the average global small company stock fund had a return of 16.48%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
          ..........................................................
          Total Net Assets                              $180,544,479
          ..........................................................
          Number of Holdings                                     164
          ..........................................................

What was the environment like for small-cap stock investing during the period?

Small company stocks, which have been out of favor for the previous three years while investors preferred large-company stocks, staged a strong comeback dur-ing the six months, especially in the United States, Japan and the United Kingdom.

Globally, it was a time of change and improvement. Small company stocks in major markets rallied as interest rates throughout the world declined and investors became less worried about the possibility that the problems in emerging markets would lead to a slow-down in world economic growth. As a result, many of the more value-oriented asset classes that had been out of favor started to recover, including stocks of cyclical and commodity-based companies in addition to small companies.

How have the Fund's assets been allocated, between the U.S. and foreign markets?

We increased the allocation to the United States during the six-month period in recognition of the opportunities created by the relatively low valuations and high earnings growth of many domestic small company stocks. At the end of the period, almost half the Fund's assets were invested in the U.S., while the cash position of the Fund was reduced substantially.

                            Geographical Allocation:
                                Top 10 Countries
                                ----------------
                         (as a percentage of net assets)

          United States                                        46.6%
          ..........................................................
          United Kingdom                                       12.8%
          ..........................................................
          Japan                                                12.0%
          ..........................................................
          Switzerland                                           5.2%
          ..........................................................
          France                                                3.4%
          ..........................................................
          Australia                                             3.4%
          ..........................................................
          Ireland                                               3.0%
          ..........................................................
          Netherlands                                           2.8%
          ..........................................................
          Germany                                               2.5%
          ..........................................................
          Italy                                                 1.9%
          ..........................................................

What were some of the factors that contributed to performance in the U.S. portion of the portfolio?

G. Craven: The U.S. portion of the portfolio had very strong performance throughout the period. Early in the six months, performance was driven by a rebound in small stocks in general, but especially in technology and particularly in internet-related stocks. The Fund participated in this rally, led by investments in internet-

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

related, telecommunications and semi-conductor equipment stocks.

These sectors tended to peak in mid-January, while the market rally broadened as investors showed renewed interest in energy and other cyclical stocks that tend to move with the direction of economic growth. During the final three months of the period, we substantially increased our holdings in energy-related companies such as Newfield Exploration Co. and Global Industries, two exploration and drilling companies. We also increased the investments in chemical companies such as Arch Chemicals and Cytec Industries. At the same time, we substantially decreased our holdings in internet-related and semi-conductor equipment com-panies, although we continued to invest in the telecommunications area for its continued growth potential.

Our decision to pull back from internet-related stocks was motivated by the very high stock valuations to which this group had climbed. These stock prices implied that every internet stock would be a huge winner, but it is likely that only a few ultimately will be winners. The high risk, combined with massive investor exuberance, caused us to reduce our internet exposure substantially. By the end of the six-month period, the Fund's domestic internet holdings had essentially been reduced to two companies, Sportsline USA and Marketwatch.com.

Among the strong technology-related performers that we sold were Exodus Communications, which had a 467% price appreciation during the period, and Broadvision, which rose by 287%.

Other strong contributors during the six months included: Labor Ready, a temporary help company that rose by 118%; PMC-Sierra, a telecommunications company whose stock had a 113% return; and Premier Technologies, which provides a package of communications-related services to business and which rose by 187%.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

          Business & Public Services                           17.0%
          ..........................................................
          Machinery & Engineering                               8.7%
          ..........................................................
          Health & Personal Care                                6.8%
          ..........................................................
          Technology                                            5.8%
          ..........................................................
          Banking                                               5.0%
          ..........................................................

What have been some of the factors that have influenced the performance of the foreign portion of the Fund?

G. Gunn: To take advantage of improving small-company opportunities in Japan, we have increased the Fund's weighting there from about 5% of net assets to over 11%. We also have trimmed our weighting in Europe, somewhat, to put more money into the United States and in Japan.

In managing the foreign portion, we take a stock-by-stock approach rather than emphasizing sectors or industries. However, in Japan we have been alert to opportunities created by general corporate restructuring and outsourcing, as industry tries to find ways to compete less expensively. We also have been alert to opportunities from technology-oriented companies.

The best performer during the six months was an internet-related investment, Yahoo Japan Corp. Yahoo Japan, like many internet-related stocks in the United States, had exceptional performance in early 1999. Its stock rose by 734% during the first four months of 1999.

Other companies that were significant performers during the six month included: Sidel, a French packaging company, Aegis Group, Plc, an advertising-buying company in the United Kingdom, and Sonic Healthcare, which operates medical laboratories in Australia. Sidel was helped by its acquisition of patents for a new extended-life, plastic bottle which

--------------------------------------------------------------------------------
                                    EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

can be used by beer and soft drink companies. Aegis Group, which buys advertising space for larger companies, has shown that it can operate much more efficiently than the internal media-buying departments of large advertising agencies. It had a 54% return in the first four months of 1999. Sonic Healthcare's pathology laboratories enable hospitals and other facilities to run pathology tests more efficiently. Sonic had a 62% return in the first four months of 1999.

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Aegis Group Plc                                       1.9%
          ..........................................................
          PMC-Sierra, Inc.                                      1.9%
          ..........................................................
          Lindt & Spruengli AG                                  1.9%
          ..........................................................
          Yahoo Japan Corp.                                     1.7%
          ..........................................................
          DCC Plc                                               1.6%
          ..........................................................
          Labor Ready, Inc.                                     1.5%
          ..........................................................
          Premiere Technologies, Inc.                           1.5%
          ..........................................................
          Mediolanum SpA                                        1.5%
          ..........................................................
          Big Flower Holdings, Inc.                             1.4%
          ..........................................................
          Parity Plc                                            1.4%
          ..........................................................

What is your outlook for international small-cap stock investing?

G. Gunn: For the first time in three years, we are starting to see some small company stocks outperform larger-cap stocks, especially in the United Kingdom and in Japan.

We are encouraged because small-cap stocks tend to do well in periods of low interest rates and economic expansion, and we anticipate seeing this type of environment unfold in both Europe and Japan. Having said this, our strategy remains focused on stock selection. We manage this portfolio by searching for inherently attractive businesses.

What is your outlook for small-cap investing in the United States?

G. Craven: We think the outlook for domestic, small-cap companies is the most favorable it has been in two years. A strengthening global economy should be positive for many types of small-cap manufacturing companies that have been neglected in recent years. These companies offer the potential for strong earn-ings growth, and yet they continue to have very attractive stock valuations. Given these factors, we believe small caps are likely to be one of the stronger performer areas of the stock market.

It is important to keep in mind that technology stocks and small stocks always tend to be volatile; however, we believe the long-term outlook is very good.


Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long-term results, it may also result in greater price volatility.

--------------------------------------------------------------------------------
                                    EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------
                      Fund at a Glance as of April 30, 1999

We believe the Japanese market should do better because of restructuring, even though the economy still is very weak.

                                   Portfolio
                                  Management
                                --------------

                      [PHOTO OF GILMAN GUNN APPEARS HERE]
                                  Gilman Gunn
                             Tenure: January 1991

------------------------
CURRENT INVESTMENT STYLE
------------------------

[STYLE BLOCK APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source: 1998 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/6/79     Class A   Class B   Class C    Class Y
Class Inception Date                 1/20/98   9/6/79   3/6/98       3/9/98
 ................................................................................
Average Annual Returns(*)
 ................................................................................
6 months with sales charge             2.42%    2.27%    6.27%        n/a
 ................................................................................
6 months w/o sales charge              7.50%    7.27%    7.27%       7.79%
 ................................................................................
1 year with sales charge              -8.23%   -8.89%   -5.05%        n/a
 ................................................................................
1 year w/o sales charge               -3.60%   -4.09%   -4.09%      -3.60%
 ................................................................................
3 years                                9.54%    9.75%   10.57%      11.46%
 ................................................................................
5 years                                8.84%    8.85%    9.13%      10.09%
 ................................................................................
10 years                               6.80%    6.44%    6.43%       7.55%
 ................................................................................
Since Inception                       10.98%   10.58%   10.46%      11.47%
 ................................................................................
Maximum Sales Charge                   4.75%    5.00%    1.00%        n/a
                                    Front End    CDSC     CDSC
 ................................................................................
/*/ Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Evergreen International Growth B   Consumer Price Index - US       MSCI EAFE
Period End            Market Value                     Value                     Value
 4/30/89                10,000                         10,000                   10,000
 4/30/90                 8,672                         10,471                    8,715
 4/30/91                 8,597                         10,983                    9,125
 4/30/92                 9,051                         11,332                    8,379
 4/30/93                10,268                         11,698                   10,227
 4/30/94                12,065                         11,974                   11,960
 4/30/95                11,581                         12,339                   12,664
 4/30/96                13,815                         12,687                   14,151
 4/30/97                15,408                         13,014                   14,067
 4/30/98                19,471                         13,201                   16,772
 4/30/99                18,675                         13,443                   18,417


Comparison of a $10,000 investment in Evergreen International Growth Fund, Class B shares/1/, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the Consumer Price Index (CPI).

The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged, capitalization index representing the industry composition and a sampling of small, medium and large capitalization companies from the aforementioned global markets.

14 The MSCI EAFE is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                    EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform?

The Evergreen International Growth Fund had good, positive returns for the six months ended April 30, 1999. The Fund's Class A shares had a total return of 7.50%, while Class B and Class C shares each had returns of 7.27% and Class Y shares had a return of 7.79%. These returns are before the deduction of any applicable sales charges. During the same six-month period, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, a commonly used benchmark for foreign stock performance, had a return of 15.28%, while the average international mutual fund had a return of 15.11%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
          Total Net Assets                              $667,299,847
          ..........................................................
          Number of Holdings                                     175
          ..........................................................

What was the investment environment like during the six-month period?

It was a period of change and improvement. Continued declines in interest rates throughout the world, combined with a relaxation of fears about emerging market problems helped many of the more value-oriented asset classes start to improve their performance. Many of these asset classes had been out of favor for several years.

The Japanese market is a good example. After suffering through a nine-year decline, the Japanese market finally started to move up in the first calendar quarter of 1999. Also rallying were the metals, mining and commodity-based stocks that had been out-of-favor since 1994. Emerging markets, which had gone through a severe three-year, bear market, also showed signs of reviving, as did small company stocks, particu-larly in the United Kingdom and Japan.

Among sectors, telecommunications and banking stocks were among the performance leaders. Banks were helped considerably by the declining interest rates.

                             Geographic Allocation:
                                Top 10 Countries
                                ----------------
                         (as a percentage of net assets)

          Japan                                                20.0%
          ..........................................................
          United Kingdom                                       16.2%
          ..........................................................
          France                                               14.4%
          ..........................................................
          Germany                                               7.3%
          ..........................................................
          Netherlands                                           6.7%
          ..........................................................
          Italy                                                 6.4%
          ..........................................................
          Switzerland                                           5.0%
          ..........................................................
          United States                                         4.7%
          ..........................................................
          Australia                                             3.9%
          ..........................................................
          Sweden                                                3.1%
          ..........................................................

What were your principal strategies during the period?

We were defensively positioned at the start of the fiscal period in November
1998.

We were cognizant of the tremendous volatility in international markets during 1998, which continued into early 1999. For example, while European markets rallied through the first nine months of 1998, they fell dramatically during the final three months of the year. Then, the new European currency, the euro, was introduced in January 1999, and promptly fell by 8% of its value by April, thereby undercutting any positive returns from investments denominated in the euro.

--------------------------------------------------------------------------------
                                    EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

The Russian government's default on part of its external debt and devaluation of the Russian currency in August 1998 had created significant volatility in global markets. In January 1999, Brazil allowed its currency to be devalued, although the effects of this decision were not as significant as the effects of the Russian crisis.

The result of all these events was to create uncertainty in international markets and to influenceus to remain conservative in our strategy.

As the period progressed, we became less defensive in recognition of several positive developments, including: the decline in interest rates throughout the world; the muted reaction to the Brazilian devaluation and the revival of the Japanese market.

We reduced our cash position, which was about 18% of net assets at the start of the period, to about 6% by April 30. We also increased our investments in Japan, which started the period at 8.5% of net assets, to about 21% at the end of the period. We increased the Japanese investments primarily by investing from the cash position, while lightening up somewhat on our European holdings. We also sold some small-cap companies, as well as some of our defensive positions in companies such as Nestle's and Unilever. After avoiding the sector entirely, we began investing in commodity-based stocks, although we were reluctant until late in the period to move back into any emerging markets.

As a general rule, we manage this portfolio to seek lower volatility than most international equity funds. This has been a good international strategy historically, but it did not work well during the most recent period.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

          Banking                                              14.0%
          ..........................................................
          Health & Personal Care                               11.3%
          ..........................................................
          Telecommunications                                    8.5%
          ..........................................................
          Energy Sources                                        6.7%
          ..........................................................
          Insurance                                             6.0%
          ..........................................................

What type of investments contributed to performance during the six months?

The Fund benefited significantly from the rebound in Japanese stock prices, which was led by the financial sector. This sector had been severely depressed for several years because of the bad loans issued by banks, but the Japanese government has in effect bailed out the banks from these bad loans. One of the top performers for the Fund was Sakura Bank.

Elf Acquitaine, the French oil company, was another strong contributor. This investment, an example of our return to more commodity-based stocks, had very strong performance after OPEC successfully limited worldwide oil production, triggering a rise in oil prices.

Among smaller companies, Sonic Healthcare of Australia was a standout performer. Sonic Healthcare operates pathology laboratories, which enable hospitals and other facilities to run pathology tests more efficiently.

The increase in merger-and-acquisition activity in Europe also had positive ramifications for performance. One of the Fund's larger positions is Telecom Italia, which has received competing takeover bids from Olivetti and Deutsche Telecom.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

We have continued to find opportunities in the media and communications industry. Coridant Communications, an advertising company in the United Kingdom, was a very strong performer during the period, up 76%.

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Societe Nationale Elf Aquitaine SA                    2.4%
          ..........................................................
          Nokia AB OY                                           2.0%
          ..........................................................
          Telecom Italia SpA                                    2.0%
          ..........................................................
          National Australia Bank Ltd.                          2.0%
          ..........................................................
          Nippon Telephone & Telegraph Corp.                    1.9%
          ..........................................................
          Rhone-Poulenc SA, Cl. A                               1.8%
          ..........................................................
          HSBC Holdings Plc                                     1.7%
          ..........................................................
          Total SA, Cl. B                                       1.6%
          ..........................................................
          AXA-UAP                                               1.6%
          ..........................................................
          ArnMondadori Edit SpA                                 1.5%
          ..........................................................

What is your outlook?

We expect to see additional investment opportunities in Japan and in Europe. We believe the Japanese market should do better because of restructuring, even though the economy still is very weak. We also believe European markets should benefit from low interest rates, re-structuring, and consolidation within many industries. As a result, we intend to remain fully invested.

--------------------------------------------------------------------------------
                                   EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

We believe there has been a notable improvement in the fundamental outlook for Latin America.

                             Portfolio Management
                             --------------------

              [PHOTO OF                             [PHOTO OF
              FRANCIS CLARO                         ANTONIO DOCAL
              APPEARS HERE]                         APPEARS HERE]


              Francis Claro                         Antonio Docal
              Tenure: October 1996                  Tenure: October 1996

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source: 1998 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. These historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Classes B and C each pay a 12b-1 fee of 1.00%.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 11/1/93          Class A   Class B   Class C   Class Y
Class Inception Date                       11/1/93   11/1/93   11/1/93   3/30/98
 ................................................................................
Average Annual Returns *
 ................................................................................
6 months with sales charge                   9.45%     9.44%    13.62%      n/a
 ................................................................................
6 months w/o sales charge                   14.95%    14.44%    14.62%    15.04%
 ................................................................................
1 year with sales charge                   -29.92%   -30.55%   -27.71%      n/a
 ................................................................................
1 year w/o sales charge                    -26.42%   -26.89%   -26.98%   -26.23%
 ................................................................................
3 years                                      0.11%     0.24%     0.98%     1.87%
 ................................................................................
5 years                                      2.82%     2.80%     3.05%     3.90%
 ................................................................................
Since Inception                              2.57%     2.62%     2.74%     3.55%
 ................................................................................
Maximum Sales Charge                         4.75%     5.00%     1.00%      n/a
                                          Front End     CDSC      CDSC
 ................................................................................
 * Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                           MSCI
                            EVERGREEN                   EMF LATIN    CONSUMER
                         LATIN AMERICAN   MSCI WORLD     AMERICA       PRICE      S&P 500
                               FUND          INDEX        INDEX        INDEX       INDEX
10/31/93                       9,527         10,000       10,000       10,000      10,000
4/30/94                        9,276         10,896       10,798       10,110       9,862
4/30/95                        9,018         12,016        8,857       10,418      11,584
4/30/96                       10,625         14,333        9,892       10,712      15,084
4/30/97                       14,106         15,885       12,772       10,988      18,876
4/30/98                       15,215         20,575       13,310       11,145      26,627
4/30/99                       11,208         23,942       11,086       11,350      32,441

Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares/1/, versus a similar investment in the Morgan Stanley Capital International World (MSCI World) Index, Morgan Stanley Capital International EMF Latin America (MSCI EMF Latin America) Index and the Consumer Price Index
(CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim.

The Morgan Stanley Capital International Latin American Index is an unmanaged index representing all emerging markets free countries from Latin America.

The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market.

The MSCI World, the MSCI EMF Latin America and the S&P 500 are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform?

In a substantial market rebound, the Evergreen Latin America Fund posted strong returns for the six months ended April 30, 1999. The Fund's Class A shares had a total return of 14.95%, while Class B and C shares had returns of 14.44% and 14.62%, respectively, and Class Y shares had a return of 15.04%. These returns are before the deduction of any applicable sales charges. During the same six-month period, the Morgan Stanley Capital International EMF Latin America (MSCI EMF Latin America)Index had a return of 28.33% and the average Latin America mutual fund had a return of 25.52%, as measured by Lipper, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
          Total Net Assets                               $41,156,009
          ..........................................................
          Number of Holdings                                      69
          ..........................................................

What was the investment environment like, and how did that affect strategy and performance during the period?

We started the fiscal period in November 1998 with a conservative strategy and a high cash position of about 40% of net assets. This was in recognition of investor unease about emerging markets. While we saw some signs of stabilization following the significant market corrections in reaction to the Russian bond default in August 1998, investors still were concerned about emerging markets and the possibility that either Brazil or China might devalue their currencies. The first weeks of January 1999 witnessed a strong sell-off in Latin American markets. The air was cleared in mid-January, however, when the Brazilian government, as anticipated, finally allowed its currency to be devalued.

Stock markets throughout Latin America began a strong rally that lasted through the end of the fiscal period on April 30.

While our conservative strategy helped relative performance until mid-January, the Fund's large cash position meant that we did not fully participate at the start of the subsequent rally. We have been investing into this rally, however, and performance improved markedly in March and April, when we witnessed the strongest market in Latin America in the past three years. This rally reflected the view of international investors that the region's currencies had stabilized, that the recession was coming to an end and that economic growth and corporate profits should grow through the remainder of 1999 and into 2000.

                               Geographical/Asset
                                   Allocation
                                   ----------
                         (as a percentage of net assets)

          Mexico                                               37.8%
          ..........................................................
          Brazil                                               24.3%
          ..........................................................
          Argentina                                            15.8%
          ..........................................................
          United States                                         8.2%
          ..........................................................
          Peru                                                  6.1%
          ..........................................................
          Chile                                                 5.6%
          ..........................................................
          Venezuela                                             1.9%
          ..........................................................
          Spain                                                 1.3%
          ..........................................................
          Colombia                                              0.3%
          ..........................................................

Did any specific factors help the Latin American markets to turn and start to rally?

Several external factors helped significantly:

First were the actions by the U.S. Federal Reserve Board and the central banks of other developed nations to reduce short-term interest rates. This helped promote the flow of money back into emerging markets, including Latin America.

--------------------------------------------------------------------------------
                                   EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

Second, was the international support, led by the International Monetary Fund, to Brazil, enabling that country to replenish its international reserves that had been drained while defending its currency. This support gave the Brazilian government important time and credibility in implementing fiscal reforms. One result was that the Brazilian currency, the real, began recovering its value much faster than had the currencies of other emerging nations that had devalued.

Third, was the uptick in world commodity prices. The revival of oil prices particularly helped Mexico and Argentina, while improving prices in commodities such as copper, aluminum and pulp had a generally positive effect throughout the region.

These factors, combined, brought an injection of new investment dollars into Latin America, where the markets had been stymied with extremely low trading volumes. Even a little extra liquidity on the margin had a significant effect on market performance.

What were your principal strategies in this changed environment, and how did they affect performance?

We went from having a large cash position to being fully invested to take advantage of low stock valuations. We invested in blue chip stocks in the larger Latin America markets, especially Mexico and Brazil. We concentrated on those stocks with low valuations that were more likely to attract outside investors.

Performance was helped by our heavy overweight in Mexican blue chip stocks, our investments in Argentine blue chip stocks, and our heavy emphasis on cyclical stocks, which benefited from the rise in commodity prices.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

          Telecommunications                                   27.8%
          ..........................................................
          Energy Sources                                       15.5%
          ..........................................................
          Beverages & Tobacco                                   8.5%
          ..........................................................
          Merchandising                                         6.8%
          ..........................................................
          Building Materials & Components                       5.8%
          ..........................................................

What has been your policy with respect to Brazil?

Brazil represented about 24% of the portfolio at the end of April. Shortly after the devaluation in mid-January, we invested in select Brazilian companies, stressing exporters, companies with low U.S. -dollar debt and stable earnings. Once the market turned around and the Brazilian economy started improving, we expanded the list of companies in which we invested.

We believe that Brazil remains a country with tremendous potential that has made solid progress in solving its economic problems. It also is a country that offers some of the most attractive stock prices for the long-term.

What were some of the specific investments that helped performance?

A significant performer was YPF, an Argentine oil company that we over-weighted when oil prices started increasing. The stock has done very well and received an extra boost when the company received a takeover offer from Repsol, a Spanish oil company.

In Mexico, the blue chip stocks in banking, commodities and beverages did very well. Among the strong performers were: Banacci, a leading Mexican bank; Cemex, among the world's largest cement companies and Femsa, a soft drink and beer bottler.

--------------------------------------------------------------------------------
                                   EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Telecomunicacoes Brasileiras SA,
          ADR ("Telebras")                                      6.4%
          ..........................................................
          YPF SA, Cl. D, ADR                                    6.0%
          ..........................................................
          Telefonos de Mexico SA, ADR                           5.4%
          ..........................................................
          Perez Compancia SA, Cl. B                             4.1%
          ..........................................................
          Telefonica del Peru SA, Cl. B, ADR                    3.6%
          ..........................................................
          Centrais Eletricas Brasileiras SA, ADR                3.5%
          ..........................................................
          Empresa Brasileira de Aeronautica SA                  3.3%
          ..........................................................
          Cemex SA de CV, Ser. B                                3.0%
          ..........................................................
          Tele Norte Leste Participacoes SA, ADR                2.6%
          ..........................................................
          Fomento Economico Mexicano, Ser. B, ADR               2.6%
          ..........................................................

What is your outlook in Latin America?

We believe there has been a notable improvement in the fundamental outlook for Latin America. The region offers attractive investment opportunities because of rising commodity prices, low stock valuations, improved access to international financial markets and fairly valued exchange rate levels. All these factors have helped attract investor interest to Latin America, underpinning the rally that began in mid-January.

The improvement in the currency exchange rate outlook is important. Now, both the Brazilian and the Mexican currencies have flexible exchange rates. This means that the exchange rates can correct through gradual market fluctuations, as opposed to traumatic devaluations. This helps bring stability to the markets.

Emerging signs of a revival of global economic growth are important in Latin America. If global growth starts to accelerate, we should see higher commodity prices, which would have a substantial impact in the region. Risks remain in investing in Latin America, however. In particular, any declines in commodity prices or any actions by the U.S. Federal Reserve Board to increase short-term interest rates would have negative effects in the region.

Market sentiment can change rapidly and create short-term distortions in equity valuations. Over the long haul, these short-term distortions tend to be corrected and investment returns should reflect the Latin American region's fundamental strengths.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Precious Metals Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

In managing the Fund, we have included stocks we believe have the assets and strong balance sheets necessary to survive difficult times, as well as those with leverage to participate in an upturn when it comes.

                                   Portfolio
                                  Management
                                --------------

                                  [PHOTO OF
                                  JOHN MADDEN
                                  APPEARS HERE]

                                  John Madden
                              Tenure: October 1995

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Source: 1998 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A and C prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Class A have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B and C are 0.25%, 1.00% and 1.00%, respectively. If these fees had not been eliminated, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 1
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/30/78                Class A   Class B   Class C
Class Inception Date                             1/20/98  1/30/78  1/29/98
 ................................................................................
Average Annual Returns *
 ................................................................................
6 months with sales charge                       -0.41%    -0.85%     3.15%
 ................................................................................
6 months w/o sales charge                         4.55%     4.15%     4.15%
 ................................................................................
1 year with sales charge                        -25.84%   -26.56%   -23.47%
 ................................................................................
1 year w/o sales charge                         -22.14%   -22.69%   -22.69%
 ................................................................................
3 years                                         -21.39%   -21.41%   -20.68%
 ................................................................................
5 years                                         -10.68%   -10.79%   -10.47%
 ................................................................................
10 years                                         -1.13%    -1.46%    -1.46%
 ................................................................................
Since Inception                                   7.13%     6.76%     6.71%
 ................................................................................
Maximum Sales Charge                              4.75%     5.00%     1.00%
                                               Front End     CDSC      CDSC
 ................................................................................

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Evergreen Precious Metals B  Consumer Price Index - US  S & P 500 Composite  S&P Gold Index
Period End      Market Value                   Value                   Value
4/30/89           10,000                      10,000                   10,000             $10,000
4/30/90            9,819                      10,471                   11,055             $11,734
4/30/91            9,071                      10,983                   13,003              $9,647
4/30/92            8,979                      11,332                   14,828              $8,330
4/30/93           11,822                      11,698                   16,197             $12,034
4/30/94           15,012                      11,974                   17,059             $13,404
4/30/95           14,138                      12,339                   20,038             $13,643
4/30/96           17,307                      12,687                   26,092             $17,118
4/30/97           13,259                      13,014                   32,650             $11,281
4/30/98           11,171                      13,201                   46,058             $10,654
4/30/99            8,636                      13,443                   56,114              $8,758

Comparison of a $10,000 investment in Evergreen Precious Metals Fund Class B shares/1/, versus a similar investment in the Standard & Poor's 500 Composite Stock Index (S&P 500), the Lipper Gold Fund Index (LGFI) and the Consumer Price Index (CPI).

The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market.

The Lipper Gold Funds Index measures the average return of the 10 largest gold funds, excluding sales charges, as tracked by Lipper, Inc.

The S&P 500 and the LGFI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Precious Metals Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform during the period?

For the six months ended April 30, 1999, Class A shares returned 4.55% and Class B and C shares each returned 4.15%. These returns are unadjusted for any applicable sales charge. In comparison the Lipper Gold Funds Index
(LGFI) returned 5.28%. During the period, gold stocks and gold bullion lagged the general stock market. The XAU Index, which is composed largely of North American gold stocks, declined 2.61% and the gold bullion market fell 2.37%.

                                    Portfolio
                                 Characteristics
                                 ---------------

          Total Net Assets                               $96,987,223
          ..........................................................
          Number of Holdings                                      45
          ..........................................................

What was the investment environment like during the period?

During the six months, the investment environment for gold was mixed. While gold prices rallied in early March and again in April, the trend during the period was down. Gold was affected by the same factors that have governed the metal's behavior for several years: sales, or talk of sales, from central banks and other organizations, such as the International Monetary Fund (IMF), and forward selling by the companies whenever the price of gold improved enough to make such sales worthwhile.

Did a more positive economic environment in Asia and Latin America affect gold prices?

Improving economies in these regions have a twofold impact. Initially, we felt that the prospect of international economic problems might help gold by increas-ing investor interest in the metal as a safe haven. To the extent that the system seems to have weathered the storms of currency devaluation and recession, gold did not benefit.

Increasing economic growth rates and projections, however, boosted commodity prices and gold participated in this trend. We believe that the rapid turn-around in commodity prices, especially in the prices of oil and base metals, was responsible for the flurry of interest in gold in April. Gold benefited because of its commodity characteristics and because the economic recovery driving commodity prices could eventually result in higher inflation. Investors often use gold as a hedge against inflation.

                                  Geographical
                                   Allocation
                                   ----------
                         (as a percentage of net assets)

          Canada                                               43.0%
          ..........................................................
          South Africa                                         33.0%
          ..........................................................
          United States                                        18.3%
          ..........................................................
          Australia                                             8.3%
          ..........................................................
          Papua New Guinea                                      0.4%
          ..........................................................

Did you make any significant changes to the portfolio during the period?

We made only modest changes during the six months. We sold all or part of the Fund's holdings in several companies whose cost structures or need for capital presented problems. We sold Pioneer Group in the U.S., Perilya in Australia, Durban Deep in South Africa and Ariel Resource and Dayton in Canada. On a more positive note, we also sold Sutton Resources and Argentina Gold when their stock prices rose after receiving tender offers. We made no significant changes in the geographic make-up of the Fund.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Precious Metals Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

                               Industry Allocation
                               -------------------
                        (as a percentage of net assets)

          Gold Mining                                          64.0%
          ..........................................................
          Metals & Mining                                      35.9%
          ..........................................................

How did the non-gold companies in the portfolio contribute to performance?

At the end of the period, non-gold assets--diamonds and platinum--accounted for 18% of the portfolio. Several of the Fund's non-gold holdings contributed to performance. In our last report we mentioned the strong performance of Stillwater Mining, a palladium- platinum producer, which continued to do well. In addition, the stock price of Impala Platinum, the second largest platinum producer in South Africa, doubled in the past six months making it one of the Fund's largest holdings. Also, Anglo American Platinum, another South African company, gained 25% during the six-month period.

                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

          Franco Nevada Mining Ltd.                             8.8%
          ..........................................................
          Euro Nevada Mining Ltd.                               7.5%
          ..........................................................
          Stillwater Mining Co.                                 7.1%
          ..........................................................
          AngloGold Ltd.                                        5.6%
          ..........................................................
          Barrick Gold Corp.                                    5.4%
          ..........................................................
          Harmony Gold Mining Ltd.                              5.3%
          ..........................................................
          Gencor Ltd.                                           4.6%
          ..........................................................
          Ashanti Goldfields Ltd., GDR                          4.5%
          ..........................................................
          Newmont Mining Corp.                                  4.2%
          ..........................................................
          Impala Platinum Holdings Ltd.                         4.1%
          ..........................................................

What is your outlook?

While gold had a difficult six months, there are reasons for optimism. The metal began to show strength at the end of April, and while the rally was capped and reversed by the announcement of planned sales by the Bank of England, the price of gold remained at about the low of last fall. We believe this reflects the realization that future central bank sales have leveled off and will be less of a factor in the future than they have been in the past few years. We believe that sales by the United Kingdom will not be followed by similar sales of other major European gold holders.

More importantly, the strength in gold reflects growing inflation concerns at the Federal Reserve. The Fed is in a difficult position. It faces the prospect of raising rates to cool off the economy. However, such a move would put the gains of the stock market in peril. We do not know if the threat of inflation is real. However, it is not only gold investors who are carefully watching the inflation trend. Inflation-indexed bonds have begun to attract a considerable following. Gold prices react positively to concerns about inflation and currency valuations. Global economic recovery with attendant inflation would be as dramatic for gold as global recession and devaluation. In working hard to avoid the latter, the groundwork may have been laid for the former. The stage may be set for a strong gold market. In managing the Fund, we have included stocks that we believe to have the assets and strong balance sheets necessary to survive difficult times, as well as those with leverage to participate in an upturn when it comes. The results for the past six months indicate we are currently doing well at striking a balance.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                         Six Months Ended       Year Ended October 31,
                         April 30, 1999 # -----------------------------------       Year Ended
                           (Unaudited)    1998 #   1997 #   1996 #   1995 (b)  December 31, 1994 (a)
CLASS A SHARES
Net asset value,
 beginning of period          $ 7.90      $ 9.99   $ 8.46   $ 7.90    $ 8.17          $10.00
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Income from investment
 operations
 .....................................................................................................
Net investment income          (0.01)       0.14        0    (0.01)     0.05               0
 .....................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.85       (1.98)    1.53     0.62     (0.32)          (1.83)
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total from investment
 operations                     0.84       (1.84)    1.53     0.61     (0.27)          (1.83)
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................

Distributions to
 shareholders from
 .....................................................................................................
Net investment income          (0.01)          0        0    (0.05)        0               0
 .....................................................................................................
Net realized gains                 0       (0.25)       0        0         0               0
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total distributions to
 shareholders                  (0.01)      (0.25)       0    (0.05)        0               0
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................

Net asset value, end of
 period                       $ 8.73      $ 7.90   $ 9.99   $ 8.46    $ 7.90          $ 8.17
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total return*                  10.68%     (18.89%)  18.09%    7.70%    (3.30%)        (18.30%)
 .....................................................................................................
Ratios and supplemental
 data
 .....................................................................................................
Net assets, end of
 period (thousands)           $8,611      $6,195   $2,777   $1,645    $1,117          $  867
 .....................................................................................................
Ratios to average net
 assets
 Expenses                       2.26%+      2.04%    1.75%    1.74%     1.73%+          1.78%+
 .....................................................................................................
 Net investment income         (0.18%)+     1.54%   (0.02%)  (0.09%)    0.76%+          0.12%+
 .....................................................................................................
Portfolio turnover rate          155%        380%     157%     107%       65%             17%
 .....................................................................................................


                         Six Months Ended        Year Ended October 31,
                         April 30, 1999 # -----------------------------------       Year Ended
                           (Unaudited)    1998 #   1997 #   1996 #   1995 (b)  December 31, 1994 (a)
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period          $ 7.69      $ 9.85   $ 8.39   $ 7.85    $ 8.16          $10.00
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Income from investment
 operations
 .....................................................................................................
Net investment income          (0.04)       0.08    (0.08)   (0.08)     0.01           (0.02)
 .....................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.83       (1.99)    1.54     0.62     (0.32)          (1.82)
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total from investment
 operations                     0.79       (1.91)    1.46     0.54     (0.31)          (1.84)
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Distributions to
 shareholders from
 .....................................................................................................
Net investment income          (0.01)          0        0        0         0               0
 .....................................................................................................
Net realized gains                 0       (0.25)       0        0         0               0
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total distributions to
 shareholders                  (0.01)      (0.25)       0        0         0               0
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................

Net asset value, end of
 period                       $ 8.47      $ 7.69   $ 9.85   $ 8.39    $ 7.85          $ 8.16
                              ------      ------   ------   ------    ------          ------
 .....................................................................................................
Total return*                  10.29%     (19.89%)  17.40%    6.90%    (3.80%)        (18.40%)
 .....................................................................................................
Ratios and supplemental
 data
 .....................................................................................................
Net assets, end of
 period (thousands)           $3,048      $2,970   $4,020   $2,881    $1,940          $1,589
 .....................................................................................................
Ratios to average net
 assets
 Expenses                       3.02%+      2.78%    2.50%    2.50%     2.48%+          2.53%+
 .....................................................................................................
 Net investment income         (1.03%)+     0.80%   (0.79%)  (0.87%)    0.03%+         (0.84%)+
 .....................................................................................................
Portfolio turnover rate          155%        380%     157%     107%       65%             17%
 .....................................................................................................

(a) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
(b) For the ten months ended October 31, 1995. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 1995.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended      Year Ended October 31,
                         April 30, 1999 # --------------------------------------       Year Ended
                           (Unaudited)    1998 #    1997 #    1996 #    1995 (b)  December 31, 1994 (a)
CLASS C SHARES
 .........................................................................................................
Net asset value,
 beginning of period         $  7.68      $  9.85   $  8.38   $  7.84    $ 8.16          $10.00
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Income from investment
 operations
 .........................................................................................................
Net investment income          (0.04)        0.05     (0.06)    (0.08)     0.02           (0.02)
 .........................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.84        (1.97)     1.53      0.62     (0.34)          (1.82)
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total from investment
 operations                     0.80        (1.92)     1.47      0.54     (0.32)          (1.84)
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Distributions to
 shareholders from
 .........................................................................................................
Net investment income          (0.01)           0         0         0         0               0
 .........................................................................................................
Net realized gains                 0        (0.25)        0         0         0               0
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total distributions to
 shareholders                  (0.01)       (0.25)        0         0         0               0
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Net asset value, end of
 period                      $  8.47      $  7.68   $  9.85   $  8.38    $ 7.84          $ 8.16
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total return*                  10.43%      (20.00%)   17.50%     6.90%    (3.90%)        (18.40%)
 .........................................................................................................
Ratios and supplemental
 data
 .........................................................................................................
Net assets, end of
 period (thousands)          $   803      $   577   $ 1,282   $    85    $   56          $   89
 .........................................................................................................
Ratios to average net
 assets
 Expenses                       3.02%+       2.78%     2.50%     2.51%     2.50%+          2.53%+
 .........................................................................................................
 Net investment income         (1.00%)+      0.59%    (0.61%)   (0.91%)    0.72%+         (0.82%)+
 .........................................................................................................
Portfolio turnover rate          155%         380%      157%      107%       65%             17%
 .........................................................................................................

                         Six Months Ended      Year Ended October 31,
                         April 30, 1999 # --------------------------------------       Year Ended
                           (Unaudited)    1998 #    1997 #    1996 #    1995 (b)  December 31, 1994 (a)
CLASS Y SHARES
Net asset value,
 beginning of period         $  7.96      $ 10.04   $  8.48   $  7.92    $ 8.17          $10.00
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Income from investment
 operations
 .........................................................................................................
Net investment income              0         0.16      0.03      0.01      0.05            0.01
 .........................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.87        (1.98)     1.53      0.62     (0.30)          (1.84)
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total from investment
 operations                     0.87        (1.82)     1.56      0.63     (0.25)          (1.83)
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................

Distributions to
 shareholders from
 .........................................................................................................
Net investment income          (0.02)       (0.01)        0     (0.07)        0               0
 .........................................................................................................
Net realized gains                 0        (0.25)        0         0         0               0
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total distributions to
 shareholders                  (0.02)       (0.26)     0.00     (0.07)        0               0
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................

Net asset value, end of
 period                      $  8.81      $  7.96   $ 10.04   $  8.48    $ 7.92          $ 8.17
                             -------      -------   -------   -------    ------          ------
 .........................................................................................................
Total return                   11.01%      (18.63%)   18.40%     7.90%    (3.10%)        (18.30%)
 .........................................................................................................
Ratios and supplemental
 data
 .........................................................................................................
Net assets, end of
 period (thousands)          $48,782      $48,953   $61,142   $28,959    $9,355          $5,878
 .........................................................................................................
Ratios to average net
 assets
 Expenses                       2.02%+       1.78%     1.50%     1.50%     1.48%+          1.53%+
 .........................................................................................................
 Net investment income         (0.04%)+      1.71%     0.25%     0.11%     0.94%+          0.43%+
 .........................................................................................................
Portfolio turnover rate          155%         380%      157%      107%       65%             17%
 .........................................................................................................

(a) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
(b) For the ten months ended October 31, 1995. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 1995.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                             Six Months Ended    Year Ended October 31,
                             April 30, 1999 # --------------------------------
                               (Unaudited)     1998 #     1997 #    1996 (a) #
CLASS A SHARES
Net asset value, beginning
 of period                       $  14.95     $  13.67   $  11.91    $ 11.29
                                 --------     --------   --------    -------
 ..................................................................................
Income from investment
 operations
 ..................................................................................
Net investment income               (0.03)       (0.04)     (0.01)         0
 ..................................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                        2.37         1.38       1.78       0.62
                                 --------     --------   --------    -------
 ..................................................................................
Total from investment
 operations                          2.34         1.34       1.77       0.62
                                 --------     --------   --------    -------
 ..................................................................................

Distributions to
 shareholders from
 ..................................................................................
Net realized gains                      0        (0.06)     (0.01)         0
                                 --------     --------   --------    -------
 ..................................................................................
Total distributions to
 shareholders                           0        (0.06)     (0.01)         0
                                 --------     --------   --------    -------
 ..................................................................................

Net asset value, end of
 period                          $  17.29     $  14.95   $  13.67    $ 11.91
                                 --------     --------   --------    -------
 ..................................................................................
Total return*                       15.65%        9.82%     14.88%      5.50%
 ..................................................................................
Ratios and supplemental
 data
 ..................................................................................
Net assets, end of period
 (thousands)                     $129,461     $142,622   $ 38,604    $12,975
 ..................................................................................
Ratios to average net
 assets
 Expenses                            1.79%+       1.85%      1.91%      1.75%+
 ..................................................................................
 Net investment income              (0.43%)+     (0.25%)    (0.05%)     0.10%+
 ..................................................................................
Portfolio turnover rate                38%          16%        29%        20%
 ..................................................................................

                             Six Months Ended    Year Ended October 31,
                             April 30, 1999 # --------------------------------
                               (Unaudited)     1998 #     1997 #    1996 (a) #
CLASS B SHARES
Net asset value, beginning
 of period                       $  14.70     $  13.52   $  11.87    $ 11.29
                                 --------     --------   --------    -------
 ..................................................................................
Income from investment
 operations
 ..................................................................................
Net investment income               (0.10)       (0.16)     (0.11)     (0.02)
 ..................................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                        2.34         1.40       1.77       0.60
                                 --------     --------   --------    -------
 ..................................................................................
Total from investment
 operations                          2.24         1.24       1.66       0.58
                                 --------     --------   --------    -------
 ..................................................................................

Distributions to
 shareholders from
 ..................................................................................
Net realized gains                      0        (0.06)     (0.01)         0
                                 --------     --------   --------    -------
 ..................................................................................
Total distributions to
 shareholders                           0        (0.06)     (0.01)         0
                                 --------     --------   --------    -------
 ..................................................................................

Net asset value, end of
 period                          $  16.94     $  14.70   $  13.52    $ 11.87
                                 --------     --------   --------    -------
 ..................................................................................
Total return*                       15.24%        9.19%     14.01%      5.10%
 ..................................................................................
Ratios and supplemental
 data
 ..................................................................................
Net assets, end of period
 (thousands)                     $194,728     $166,556   $134,375    $41,948
 ..................................................................................
Ratios to average net
 assets
 Expenses                            2.54%+       2.61%      2.66%      2.50%+
 ..................................................................................
 Net investment income              (1.20%)+     (1.09%)    (0.83%)    (0.68%)+
 ..................................................................................
Portfolio turnover rate                38%          16%        29%        20%
 ..................................................................................

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                               Six Months Ended   Year Ended October 31,
                               April 30, 1999 # ------------------------------
                                 (Unaudited)    1998 #    1997 #    1996 (a) #
CLASS C SHARES
Net asset value, beginning of
 period                            $ 14.67      $ 13.51   $ 11.86    $ 11.29
                                   -------      -------   -------    -------
 ................................................................................
Income from investment
 operations
 ................................................................................
Net investment income                (0.10)       (0.16)    (0.11)     (0.02)
 ................................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                         2.34         1.38      1.77       0.59
                                   -------      -------   -------    -------
 ................................................................................
Total from investment
 operations                           2.24         1.22      1.66       0.57
                                   -------      -------   -------    -------
 ................................................................................

Distributions to shareholders
 from
 ................................................................................
Net realized gains                       0        (0.06)    (0.01)         0
                                   -------      -------   -------    -------
 ................................................................................
Total distributions to
 shareholders                            0        (0.06)    (0.01)         0
                                   -------      -------   -------    -------
 ................................................................................

Net asset value, end of
 period                            $ 16.91      $ 14.67   $ 13.51    $ 11.86
                                   -------      -------   -------    -------
 ................................................................................
Total return*                        15.27%        9.05%    14.02%      5.00%
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period
 (thousands)                       $ 4,584      $ 3,875   $ 2,386    $   554
 ................................................................................
Ratios to average net assets
 Expenses                             2.54%+       2.61%     2.65%      2.50%+
 ................................................................................
 Net investment income               (1.20%)+     (1.06%)   (0.80%)    (0.67%)+
 ................................................................................
Portfolio turnover rate                 38%          16%       29%        20%
 ................................................................................

                               Six Months Ended   Year Ended October 31,
                               April 30, 1999 # ------------------------------
                                 (Unaudited)    1998 #    1997 #      1996 #
CLASS Y SHARES
Net asset value, beginning of
 period                            $ 15.05      $ 13.71   $ 11.91    $ 10.00
                                   -------      -------   -------    -------
 ................................................................................
Income from investment
 operations
 ................................................................................
Net investment income                (0.02)       (0.01)     0.03       0.07
 ................................................................................
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions                         2.41         1.41      1.78       1.88
                                   -------      -------   -------    -------
 ................................................................................
Total from investment
 operations                           2.39         1.40      1.81       1.95
                                   -------      -------   -------    -------
 ................................................................................

Distributions to shareholders
 from
 ................................................................................
Net investment income                    0            0         0      (0.04)
 ................................................................................
Net realized gains                       0        (0.06)    (0.01)         0
                                   -------      -------   -------    -------
 ................................................................................
Total distributions to
 shareholders                            0        (0.06)    (0.01)     (0.04)
                                   -------      -------   -------    -------
 ................................................................................

Net asset value, end of
 period                            $ 17.44      $ 15.05   $ 13.71    $ 11.91
                                   -------      -------   -------    -------
 ................................................................................
Total return                         15.88%       10.23%    15.22%     19.60%
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period
 (thousands)                       $45,582      $41,873   $35,461    $18,607
 ................................................................................
Ratios to average net assets
 Expenses                             1.54%+       1.61%     1.64%      1.47%+
 ................................................................................
 Net investment income               (0.20%)+     (0.09%)    0.23%      0.62%+
 ................................................................................
Portfolio turnover rate                 38%          16%       29%        20%
 ................................................................................

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended
                         Six Months Ended    October 31,              Year Ended September 30,
                         April 30, 1999 # -------------------    -----------------------------------------
                           (Unaudited)     1998 #    1997 (a)     1997 #      1996       1995       1994
CLASS A SHARES
Net asset value,
 beginning of period         $  19.26     $  23.53   $  24.90    $  24.56   $  23.43   $  19.42   $  18.02
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Income from investment
 operations
 ................................................................................................................
Net investment income           (0.08)       (0.12)      0.02       (0.17)     (0.06)     (0.16)     (0.04)
 ................................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            4.06        (2.62)     (1.39)       1.76       1.19       4.17       1.60
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total from investment
 operations                      3.98        (2.74)     (1.37)       1.59       1.13       4.01       1.56
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................

Distributions to
 shareholders from
 ................................................................................................................
Net realized gains              (1.22)       (1.53)         0       (1.25)         0          0      (0.16)
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total distributions to
 shareholders                   (1.22)       (1.53)         0       (1.25)         0          0      (0.16)
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................

Net asset value, end of
 period                      $  22.02     $  19.26   $  23.53    $  24.90   $  24.56   $  23.43   $  19.42
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total return*                   21.62%      (12.42%)    (5.50%)      6.95%      4.82%     20.65%      8.74%
 ................................................................................................................
Ratios and supplemental
 data
 ................................................................................................................
Net assets, end of
 period (thousands)          $ 53,109     $ 58,944   $ 98,031    $113,477   $250,427   $ 94,679   $ 71,122
 ................................................................................................................
Ratios to average net
 assets
 Expenses                        1.77%+       1.81%      1.87%+      1.67%      1.62%      1.83%      2.01%
 ................................................................................................................
 Net investment income          (0.78%)+     (0.54%)    (1.40%)+    (0.69%)    (0.53%)    (0.83%)    (0.86%)
 ................................................................................................................
Portfolio turnover rate            61%         127%         7%         72%        67%        35%        32%
 ................................................................................................................

                                             Year Ended
                         Six Months Ended    October 31,              Year Ended September 30,
                         April 30, 1999 # -------------------    -----------------------------------------
                           (Unaudited)     1998 #    1997 (a)     1997 #      1996       1995       1994
CLASS B SHARES
Net asset value,
 beginning of period         $  18.39     $  22.69   $  24.03    $  23.92   $  23.00   $  19.20   $  17.95
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Income from investment
 operations
 ................................................................................................................
Net investment income           (0.15)       (0.28)     (0.06)      (0.32)     (0.21)     (0.25)     (0.15)
 ................................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            3.87        (2.49)     (1.28)       1.68       1.13       4.05       1.56
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total from investment
 operations                      3.72        (2.77)     (1.34)       1.36       0.92       3.80       1.41
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................

Distributions to
 shareholders from
 ................................................................................................................
Net realized gains              (1.22)       (1.53)         0       (1.25)         0          0      (0.16)
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total distributions to
 shareholders                   (1.22)       (1.53)         0       (1.25)         0          0      (0.16)
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................

Net asset value, end of
 period                      $  20.89     $  18.39   $  22.69    $  24.03   $  23.92   $  23.00   $  19.20
                             --------     --------   --------    --------   --------   --------   --------
 ................................................................................................................
Total return*                   21.20%      (13.06%)    (5.58%)      6.14%      4.00%     19.79%      7.93%
 ................................................................................................................
Ratios and supplemental
 data
 ................................................................................................................
Net assets, end of
 period (thousands)          $107,821     $122,147   $216,471    $238,936   $385,839   $238,320   $131,695
 ................................................................................................................
Ratios to average net
 assets
 Expenses                        2.53%+       2.55%      2.62%+      2.46%      2.40%      2.58%      2.83%
 ................................................................................................................
 Net investment income          (1.55%)+     (1.30%)    (2.15%)+    (1.45%)    (1.37%)    (1.59%)    (1.61%)
 ................................................................................................................
Portfolio turnover rate            61%         127%         7%         72%        67%        35%        32%
 ................................................................................................................

(a) For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended
                         Six Months Ended   October 31,             Year Ended September 30,
                         April 30, 1999 # ------------------    --------------------------------------
                           (Unaudited)    1998 #    1997 (a)    1997 #      1996      1995      1994
CLASS C SHARES
Net asset value,
 beginning of period         $ 18.43      $ 22.73   $ 24.07     $ 23.97   $  23.04   $ 19.26   $ 17.99
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................
Income from investment
 operations
 ...........................................................................................................
Net investment income          (0.15)       (0.28)    (0.07)      (0.33)     (0.24)    (0.27)    (0.15)
 ...........................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           3.88        (2.49)    (1.27)       1.68       1.17      4.05      1.58
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................
Total from investment
 operations                     3.73        (2.77)    (1.34)       1.35       0.93      3.78      1.43
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................

Distributions to
 shareholders from
 ...........................................................................................................
Net realized gains             (1.22)       (1.53)        0       (1.25)         0         0     (0.16)
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................
Total distributions to
 shareholders                  (1.22)       (1.53)        0       (1.25)         0         0     (0.16)
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................

Net asset value, end of
 period                      $ 20.94      $ 18.43   $ 22.73     $ 24.07   $  23.97   $ 23.04   $ 19.26
                             -------      -------   -------     -------   --------   -------   -------
 ...........................................................................................................
Total return*                  21.21%      (13.03%)   (5.57%)      6.08%      4.04%    19.63%     8.02%
 ...........................................................................................................
Ratios and supplemental
 data
 ...........................................................................................................
Net assets, end of
 period (thousands)          $19,577      $23,043   $43,869     $49,524   $124,549   $86,339   $50,535
 ...........................................................................................................
Ratios to average net
 assets
 Expenses                       2.53%+       2.56%     2.62%+      2.45%      2.40%     2.58%     2.85%
 ...........................................................................................................
 Net investment income         (1.55%)+     (1.31%)   (2.15%)+    (1.48%)    (1.38%)   (1.59%)   (1.62%)
 ...........................................................................................................
Portfolio turnover rate           61%         127%        7%         72%        67%       35%       32%
 ...........................................................................................................

                                             Year Ended
                         Six Months Ended   October 31,
                         April 30, 1999 # ------------------        Period Ended
                           (Unaudited)    1998 #    1997 (a)   September 30, 1997 (b)
CLASS Y SHARES
Net asset value,
 beginning of period          $19.58      $ 23.90    $25.24            $23.05
                              ------      -------    ------            ------
 ...........................................................................................................
Income from investment
 operations
 ...........................................................................................................
Net investment income          (0.17)        0.09         0             (0.28)
 ...........................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           3.92        (2.88)    (1.34)             2.47
                              ------      -------    ------            ------
 ...........................................................................................................
Total from investment
 operations                     3.75        (2.79)    (1.34)             2.19
                              ------      -------    ------            ------
 ...........................................................................................................

Distributions to
 shareholders from
 ...........................................................................................................

Net realized gains             (1.22)       (1.53)        0                 0
                              ------      -------    ------            ------
 ...........................................................................................................
Total distributions to
 shareholders                  (1.22)       (1.53)        0                 0
                              ------      -------    ------            ------
 ...........................................................................................................

Net asset value, end of
 period                       $22.11      $ 19.58    $23.90            $25.24
                              ------      -------    ------            ------
 ...........................................................................................................
Total return                   19.99%      (12.45%)   (5.31%)            9.50%
 ...........................................................................................................
Ratios and supplemental
 data
 ...........................................................................................................
Net asset value, end of
 period (thousands)           $   38      $    31    $    0            $    0
 ...........................................................................................................
Ratios to average net
 assets
 Expenses                       1.89%+       1.49%     1.62%+            1.42%+
 ...........................................................................................................
 Net investment income         (0.62%)+      0.17%    (1.62%)+          (1.22%)+
 ...........................................................................................................
Portfolio turnover rate           61%         127%        7%               72%
 ...........................................................................................................

(a) For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       April 30, 1999 #      Period Ended
                                         (Unaudited)    October 31, 1998 (a) #
CLASS A SHARES
Net asset value, beginning of period       $   7.47            $   6.88
                                           --------            --------
 ................................................................................
Income from investment operations
 ................................................................................
Net investment income                          0.02                0.10
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                 0.54                0.49
                                           --------            --------
 ................................................................................
Total from investment operations               0.56                0.59
                                           --------            --------
 ................................................................................

Net asset value, end of period             $   8.03            $   7.47
                                           --------            --------
 ................................................................................
Total return*                                  7.50%               8.58%
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period (thousands)      $127,664            $128,657
 ................................................................................
Ratios to average net assets
 Expenses                                      1.25%+              1.53%+
 ................................................................................
 Net investment income                         0.65%+              1.08%+
 ................................................................................
Portfolio turnover rate                         108%                155%
 ................................................................................


                         Six Months Ended           Year Ended October 31,
                         April 30, 1999 # --------------------------------------------------        Year Ended
                           (Unaudited)    1998 #     1997 #      1996       1995   1994 (b) #   September 30, 1994 #
CLASS B SHARES
Net asset value,
 beginning of period         $  7.43      $  8.65   $   7.69   $   7.11   $   7.77  $   7.67          $   7.08
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................
Income from investment
 operations
 ........................................................................................................................
Net investment income          (0.01)       (0.02)     (0.05)     (0.02)      0.07         0                 0
 ........................................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.55         0.67       1.27       0.75       0.05      0.10              0.62
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................
Total from investment
 operations                     0.54         0.65       1.22       0.73       0.12      0.10              0.62
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................

Distributions to
 shareholders from
 ........................................................................................................................
Net investment income              0        (0.33)     (0.10)     (0.10)     (0.04)        0             (0.03)
 ........................................................................................................................
Net realized gains                 0        (1.54)     (0.16)     (0.05)     (0.74)        0                 0
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................
Total distributions to
 shareholders                      0        (1.87)     (0.26)     (0.15)     (0.78)        0             (0.03)
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................

Net asset value, end of
 period                      $  7.97      $  7.43   $   8.65   $   7.69   $   7.11  $   7.77          $   7.67
                             -------      -------   --------   --------   --------  --------          --------
 ........................................................................................................................
Total return*                   7.27%        9.35%     15.69%     10.47%      2.19%     1.30%             8.75%
 ........................................................................................................................
Ratios and supplemental
 data
 ........................................................................................................................
Net assets, end of
 period (thousands)          $66,026      $75,467   $151,806   $147,911   $128,674  $157,929          $154,529
 ........................................................................................................................
Ratios to average net
 assets
 Expenses                       2.00%+       2.30%      2.39%      2.43%      2.57%     2.52%+            2.54%
 ........................................................................................................................
 Net investment income         (0.10%)+     (0.13%)    (0.49%)    (0.21%)     0.88%    (0.20%)+           0.01%
 ........................................................................................................................
Portfolio turnover rate          108%         155%       101%        52%        76%        2%              121%
 ........................................................................................................................

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the one month ended October 31, 1994. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1994.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       April 30, 1999 #      Period Ended
                                         (Unaudited)    October 31, 1998 (a) #
CLASS C SHARES
Net asset value, beginning of period        $ 7.43              $ 7.64
                                            ------              ------
 ................................................................................
Income from investment operations
 ................................................................................
Net investment income                        (0.01)               0.03
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                0.55               (0.24)
                                            ------              ------
 ................................................................................
Total from investment operations              0.54               (0.21)
                                            ------              ------
 ................................................................................

Net asset value, end of period              $ 7.97              $ 7.43
                                            ------              ------
 ................................................................................
Total return*                                 7.27%              (2.75%)
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period (thousands)       $2,704              $3,375
 .........................................................................
Ratios to average net assets
 Expenses                                     2.00%+              2.19%+
 ................................................................................
 Net investment income                       (0.10%)+             0.44%+
 ................................................................................
Portfolio turnover rate                        108%                155%
 ................................................................................

                                       Six Months Ended
                                       April 30, 1999 #      Period Ended
                                         (Unaudited)    October 31, 1998 (b) #
CLASS Y SHARES
Net asset value, beginning of period       $   7.45            $   7.73
                                           --------            --------
 ................................................................................
Income from investment operations
 ................................................................................
Net investment income                          0.04                0.07
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                 0.54               (0.35)
                                           --------            --------
 ................................................................................
Total from investment operations               0.58               (0.28)
                                           --------            --------
 ................................................................................

Net asset value, end of period             $   8.03            $   7.45
                                           --------            --------
 ................................................................................
Total return                                   7.79%              (3.62%)
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period (thousands)      $470,906            $428,188
 ................................................................................
Ratios to average net assets
 Expenses                                      1.00%+              1.18%+
 ................................................................................
 Net investment income                         0.90%+              1.13%+
 ................................................................................
Portfolio turnover rate                         108%                155%
 ................................................................................

(a) For the period from March 6, 1998 (commencement of class operations) to Oc-tober 31, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to Oc-tober 31, 1998.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              LATIN AMERICA FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended October 31,
                         April 30, 1999 # --------------------------------------------
                           (Unaudited)    1998 #    1997     1996     1995      1994
CLASS A SHARES
Net asset value,
 beginning of period         $  7.56      $13.15   $ 11.13  $  9.86  $ 10.55   $ 10.00
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................
Income from investment
 operations
 ...........................................................................................
Net investment income           0.06        0.14      0.02     0.39     0.44      0.21
 ...........................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.07       (2.87)     2.10     1.24    (0.81)     0.50
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................
Total from investment
 operations                     1.13       (2.73)     2.12     1.63    (0.37)     0.71
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................

Distributions to
 shareholders from
 ...........................................................................................
Net investment income              0           0     (0.10)   (0.36)   (0.30)    (0.11)
 ...........................................................................................
Net realized gains                 0       (2.86)        0        0    (0.02)    (0.05)
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................
Total distributions to
 shareholders                      0       (2.86)    (0.10)   (0.36)   (0.32)    (0.16)
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................
Net asset value, end of
 period                      $  8.69      $ 7.56   $ 13.15  $ 11.13  $  9.86   $ 10.55
                             -------      ------   -------  -------  -------   -------
 ...........................................................................................
Total return*                  14.95%     (27.18%)   19.18%   16.74%   (3.35%)    7.21%
 ...........................................................................................
Ratios and supplemental
 data
 ...........................................................................................
Net assets, end of
 period (thousands)          $10,148      $6,483   $13,621  $11,021  $14,333   $23,880
 ...........................................................................................
Ratios to average net
 assets
 Expenses                       2.28%+      1.86%     1.69%    1.83%    1.86%     1.79%
 ...........................................................................................
 Net investment income          1.75%+      1.33%     0.20%    3.05%    4.02%     2.45%
 ...........................................................................................
Portfolio turnover rate          156%        197%      105%     112%      57%      104%
 ...........................................................................................

                         Six Months Ended          Year Ended October 31,
                         April 30, 1999 # -----------------------------------------------
                           (Unaudited)    1998 #     1997      1996     1995       1994
CLASS B SHARES
Net asset value,
 beginning of period         $  7.34      $ 12.91   $ 10.98   $  9.76  $ 10.49   $  10.00
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................
Income from investment
 operations
 ...........................................................................................
Net investment income           0.03         0.06     (0.08)     0.23     0.32       0.14
 ...........................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.03        (2.77)     2.09      1.30    (0.75)      0.50
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................
Total from investment
 operations                     1.06        (2.71)     2.01      1.53    (0.43)      0.64
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................

Distributions to
 shareholders from
 ...........................................................................................
Net investment income              0            0     (0.08)    (0.31)   (0.28)     (0.10)
 ...........................................................................................
Net realized gains                 0        (2.86)        0         0    (0.02)     (0.05)
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................
Total distributions to
 shareholders                      0        (2.86)    (0.08)    (0.31)   (0.30)     (0.15)
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................

Net asset value, end of
 period                      $  8.40      $  7.34   $ 12.91   $ 10.98  $  9.76   $  10.49
                             -------      -------   -------   -------  -------   --------
 ...........................................................................................
Total return*                  14.44%      (27.60%)   18.40%    15.82%   (4.00%)     6.48%
 ...........................................................................................
Ratios and supplemental
 data
 ...........................................................................................
Net assets, end of
 period (thousands)          $26,603      $32,046   $75,271   $79,026  $97,165   $148,769
 ...........................................................................................
Ratios to average net
 assets
 Expenses                       3.01%+       2.61%     2.50%     2.59%    2.61%      2.54%
 ...........................................................................................
 Net investment income          0.85%+       0.60%    (0.51%)    2.30%    3.27%      1.70%
 ...........................................................................................
Portfolio turnover rate          156%         197%      105%      112%      57%       104%
 ...........................................................................................

* Excluding applicable sales charges.
+ Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              LATIN AMERICA FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended October 31,
                         April 30, 1999 # ---------------------------------------------
                           (Unaudited)    1998 #     1997      1996    1995      1994
CLASS C SHARES
Net asset value,
 beginning of period          $ 7.32      $ 12.92   $ 10.99   $ 9.77  $ 10.50   $ 10.00
                              ------      -------   -------   ------  -------   -------
 .............................................................................................
Income from investment
 operations
 .............................................................................................
Net investment income           0.03         0.05     (0.07)    0.23     0.32      0.14
 .............................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           1.03        (2.79)     2.08     1.30    (0.75)     0.51
                              ------      -------   -------   ------  -------   -------
 .............................................................................................
Total from investment
 operations                     1.06        (2.74)     2.01     1.53    (0.43)     0.65
                              ------      -------   -------   ------  -------   -------
 .............................................................................................

Distributions to
 shareholders from
 .............................................................................................
Net investment income              0            0     (0.08)   (0.31)   (0.28)    (0.10)
 .............................................................................................
Net realized gains                 0        (2.86)        0        0    (0.02)    (0.05)
                              ------      -------   -------   ------  -------   -------
 .............................................................................................
Total distributions to
 shareholders                      0        (2.86)    (0.08)   (0.31)   (0.30)    (0.15)
                              ------      -------   -------   ------  -------   -------
 .............................................................................................

Net asset value, end of
 period                       $ 8.38      $  7.32   $ 12.92   $10.99  $  9.77   $ 10.50
                              ------      -------   -------   ------  -------   -------
 .............................................................................................
Total return*                  14.62%      (27.86%)   18.38%   15.80%   (4.00%)    6.58%
 .............................................................................................
Ratios and supplemental
 data
 .............................................................................................
Net assets, end of
 period (thousands)           $4,140      $ 4,725   $10,961   $8,791  $11,242   $17,740
 .............................................................................................
Ratios to average net
 assets
 Expenses                       3.02%+       2.61%     2.47%    2.59%    2.61%     2.54%
 .............................................................................................
 Net investment income          0.87%+       0.54%    (0.52%)   2.26%    3.27%     1.74%
 .............................................................................................
Portfolio turnover rate          156%         197%      105%     112%      57%      104%
 .............................................................................................

                                       Six Months Ended
                                       April 30, 1999 #       Year Ended
                                         (Unaudited)    October 31, 1998 (a) #
CLASS Y SHARES
Net asset value, beginning of period        $ 7.58             $ 10.94
                                            ------             -------
 ...................................................................................
Income from investment operations
 ...................................................................................
Net investment income                         0.11                0.07
 ...................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                1.03               (3.43)
                                            ------             -------
 ...................................................................................
Total from investment operations              1.14               (3.36)
                                            ------             -------
 ...................................................................................

Distributions to shareholders from
 ...................................................................................
Net realized gains                               0                   0
                                            ------             -------
 ...................................................................................
Total distributions to shareholders              0                   0
                                            ------             -------
 ...................................................................................

Net asset value, end of period              $ 8.72             $  7.58
                                            ------             -------
 ...................................................................................
Total return                                 15.04%             (30.71%)
 ...................................................................................
Ratios and supplemental data
 ...................................................................................
Net assets, end of period (thousands)       $  266             $    28
 ...................................................................................
Ratios to average net assets
 Expenses                                     2.03%+              1.49%+
 ...................................................................................
 Net investment income                        3.00%+              1.33%+
 ...................................................................................
Portfolio turnover rate                        156%                197%
 ...................................................................................

(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
  * Excluding applicable sales charges.
  + Annualized.
  # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             PRECIOUS METALS FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       April 30, 1999 #      Period Ended
                                         (Unaudited)    October 31, 1998 (a) #
CLASS A SHARES
Net asset value, beginning of period       $ 11.64             $ 12.45
                                           -------             -------
 ................................................................................
Income from investment operations
 ................................................................................
Net investment income                           (0)              (0.01)
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                0.53               (0.80)
                                           -------             -------
 ................................................................................
Total from investment operations              0.53               (0.81)
                                           -------             -------
 ................................................................................

Net asset value, end of period             $ 12.17             $ 11.64
                                           -------             -------
 ................................................................................
Total return*                                 4.55%              (6.51%)
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period (thousands)      $79,031             $83,431
 ................................................................................
Ratios to average net assets
 Expenses                                     1.99%+              2.01%+
 ................................................................................
 Net investment income                       (0.02%)+            (0.12%)+
 ................................................................................
Portfolio turnover rate                         13%                 44%
 ................................................................................


                                             Year Ended
                         Six Months Ended   October 31,          Year Ended February 28,
                         April 30, 1999 # ------------------    ------------------------------
                           (Unaudited)     1998    1997 (b) #          1997       1996       1995
CLASS B SHARES
Net asset value,
 beginning of period         $ 11.58      $ 15.87   $  23.94    $  26.35   $  19.30   $  25.09
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................
Income from investment
 operations
 ...................................................................................................
Net investment income          (0.06)       (0.19)     (0.14)      (0.26)     (0.25)     (0.13)
 ...................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           0.54        (3.29)     (7.93)      (1.16)      7.30      (5.54)
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................
Total from investment
 operations                     0.48        (3.48)     (8.07)      (1.42)      7.05      (5.67)
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................

Distributions to
 shareholders from
 ...................................................................................................
Net investment income              0            0          0           0          0      (0.12)
 ...................................................................................................
Net realized gains                 0        (0.81)         0       (0.99)         0          0
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................
Total distributions to
 shareholders                      0        (0.81)         0       (0.99)         0      (0.12)
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................

Net asset value, end of
 period                      $ 12.06      $ 11.58   $  15.87    $  23.94   $  26.35   $  19.30
                             -------      -------   --------    --------   --------   --------
 ...................................................................................................
Total return*                   4.15%      (22.60%)   (33.71%)     (5.16%)    36.53%    (22.70%)
 ...................................................................................................
Ratios and supplemental
 data
 ...................................................................................................
Net assets, end of
 period (thousands)          $17,528      $25,765   $111,173    $190,108   $217,270   $171,193
 ...................................................................................................
Ratios to average net
 assets
 Expenses                       2.74%+       2.72%      2.48%+      2.33%      2.28%      2.33%
 ...................................................................................................
 Net investment income         (1.01%)+     (1.52%)    (1.04%)+    (1.08%)    (1.08%)    (0.54%)
 ...................................................................................................
Portfolio turnover rate           13%          44%        19%         41%        39%        75%
 ...................................................................................................

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the eight months ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
* Excluding applicable sales charges.
+ Annualized.
# Net Investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN

                             PRECIOUS METALS FUND
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       April 30, 1999 #      Period Ended
                                         (Unaudited)    October 31, 1998 (a) #
CLASS C SHARES
Net asset value, beginning of period        $11.58             $ 13.65
                                            ------             -------
 ................................................................................
Income from investment operations
 ................................................................................
Net investment income                        (0.04)              (0.14)
 ................................................................................
Net realized and unrealized gains or
 losses on securities                         0.52               (1.93)
                                            ------             -------
 ................................................................................
Total from investment operations              0.48               (2.07)
                                            ------             -------
 ................................................................................
Net asset value, end of period              $12.06             $ 11.58
                                            ------             -------
 ................................................................................
Total return*                                 4.15%             (15.16%)
 ................................................................................
Ratios and supplemental data
 ................................................................................
Net assets, end of period (thousands)       $  428             $   557
 ................................................................................
Ratios to average net assets
 Expenses                                     2.86%+              2.83%+
 ................................................................................
 Net investment income                       (0.72%)+            (1.44%)+
 ................................................................................
Portfolio turnover rate                         13%                 44%
 ................................................................................

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
  * Excluding applicable sales charges.
  + Annualized.
  # Net Investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 101.5%
            Aerospace & Military
             Technology - 1.2%
     36,653 Elbit Systems Ltd. ..................................   $   529,178
 25,000,000 Empresa Brasileira de Aeronautica SA.................       230,283
                                                                    -----------
                                                                        759,461
                                                                    -----------
            Automobiles - 0.3%
      9,500 *Hyundai Motor Co. ..................................       158,666
                                                                    -----------
            Banking - 17.4%
 17,900,000 Akbank Turk Anonim Sirket............................       570,995
     16,400 Alpha Credit Bank, GDR...............................     1,170,668
    146,300 Amalgamated Bank South Africa........................       769,367
     14,100 Banco de Galicia y Buenos Aires SA de CV, Cl. B,
             ADR.................................................       331,392
  5,000,000 Banco Est Sao Paulo SA...............................       222,757
     13,600 Banco Frances del Rio de la Plata SA, ADR............       350,200
    389,000 Banco Itau SA........................................       204,922
     18,097 Bank Handlowy w Warszawie............................       219,718
    225,500 Bank Hapoalim Ltd. ..................................       538,156
      1,830 Ergo Bank SA, GDR....................................       159,754
    141,900 Grupo Financiero Banamex AC, Ser. O..................       361,661
     24,160 Housing & Commercial Bank............................       569,188
     12,100 HSBC Holdings Plc....................................       449,594
     40,400 Kookmin Bank.........................................       550,677
     68,000 Metro Bank & Trust Co. ..............................       679,553
     42,500 Nedcor Ltd. .........................................       928,924
      2,833 OTP Bank Rt. ........................................       121,331
    500,000 Siam Commercial Bank.................................       553,008
     91,500 State Bank of India, GDR, 144A.......................       800,625
  6,500,000 Turkiye Garanti Bankasi AS...........................       348,055
  3,600,000 Turkiye Is Bankasi...................................       208,087
      6,000 Uniao de Bancos Brasileiros SA, GDR ("Unibanco").....       148,875
 14,700,000 Yapi ve Kredi Bankasi AS.............................       420,835
                                                                    -----------
                                                                     10,678,342
                                                                    -----------
            Beverages & Tobacco - 8.3%
    647,000 Cia Cervejaria Brahma................................       314,380
     23,400 Embotelladora Andina SA, Ser. A, ADR.................       422,663
     27,500 Fomento Economico Mexicano, Ser. B, ADR..............     1,000,313
     94,000 Fraser & Neave Ltd. .................................       415,610
    178,800 Grupo Modelo SA de CV, Ser. C........................       471,188
     10,753 Hellenic Bottling....................................       317,588
     23,600 Panamerican Beverages, Inc., Cl. A...................       523,625
     28,500 Rembrandt Controlling Investments Ltd. ..............       128,800
    175,178 Rembrandt Group Ltd. ................................     1,331,468
  1,000,000 San Miguel Brewery...................................       140,627
     10,500 Technical & Industrial Investments Ltd. .............        44,261
                                                                    -----------
                                                                      5,110,523
                                                                    -----------
            Broadcasting & Publishing - 1.2%
     11,650 *Grupo Televisa SA, ADR...............................   $   477,650
     19,471 *Singapore Press Holdings Ltd. .......................       286,963
                                                                     -----------
                                                                         764,613
                                                                     -----------
            Building Materials &
             Components - 2.3%
    100,000 Cemex SA de CV, Ser. B................................       464,286
     66,000 Larsen & Toubro Ltd., GDR, 144A.......................       594,000
      4,200 Titan Cement Co., GDR.................................       324,335
                                                                     -----------
                                                                       1,382,621
                                                                     -----------
            Chemicals - 2.0%
     42,500 L.G. Chemical Ltd. ...................................       733,067
     69,100 Reliance Industries Ltd., GDR, 144A...................       518,250
                                                                     -----------
                                                                       1,251,317
                                                                     -----------
            Construction - 0.5%
     66,075 Corporacion GEO SA de CV, Ser. B......................       278,173
                                                                     -----------
            Electronic Components - 6.5%
    167,100 *Acer, Inc., GDR, 144A................................     1,194,765
    248,646 Johnson Electric Holdings.............................       742,634
     24,795 Samsung Electronics...................................     1,906,826
     90,000 *United Microelectronics Corp. .......................       140,367
                                                                     -----------
                                                                       3,984,592
                                                                     -----------
            Energy Equipment & Services - 0.3%
     19,000 Gulf Indonesia Resources Ltd. ........................       195,937
                                                                     -----------
            Energy Sources - 7.8%
     11,200 Companhia Energetica de Minas Gerais, ADR ("CEMIG")...       268,697
     26,162 MOL Magyar Olaj-es Gazipari Rt., GDR..................       582,248
     91,500 Perez Compancia SA, Cl. B.............................       567,533
     41,120 Petroleo Brasileiro SA, ADR, ("Petrobras")............       664,277
    101,863 Petroleos de Chile SA.................................       334,391
     34,770 SK Corp., GDR, 144A...................................       731,384
     38,220 YPF SA, Cl. D, ADR....................................     1,605,240
                                                                     -----------
                                                                       4,753,770
                                                                     -----------
            Financial Services - 1.4%
     20,500 Credicorp Ltd. .......................................       207,563
    951,400 Grupo Financiero Bancomer SA, Ser. O..................       330,519
      6,600 Samsung Securities Co. ...............................       255,448
     13,600 Technical Investment Corp. ...........................        52,634
                                                                     -----------
                                                                         846,164
                                                                     -----------
            Food & Household Products - 0.8%
    159,000 Grupo Industrial Bimbo, Ser. A........................       342,435
     89,900 Migros Turk TAS.......................................       141,776
                                                                     -----------
                                                                         484,211
                                                                     -----------

--------------------------------------------------------------------------------
                                  EVERGREEN
                         EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
            Forest Products & Paper - 3.1%
     58,100 Asia Pulp & Paper Ltd., ADR..........................   $   610,050
     20,183 Empresas CMPC........................................       183,349
    600,000 Indah Kiat Pulp & Paper..............................       250,852
    118,441 Sappi Ltd. ..........................................       856,434
                                                                    -----------
                                                                      1,900,685
                                                                    -----------
            Health & Personal Care - 2.9%
    124,200 Kimberly Clark Corp. de Mexico SA de CV, Cl. A.......       483,896
    158,000 Parkway Holdings Ltd. ...............................       383,753
     31,100 Pliva D.D., GDR, 144A................................       486,715
     11,520 Ranbaxy Laboratories Ltd., GDR, 144A.................       173,952
     20,500 *Taro Pharmaceutical Industries......................       120,437
      2,800 Teva Pharmaceutical Industries Ltd., ADR.............       128,100
                                                                    -----------
                                                                      1,776,853
                                                                    -----------
            Merchandising - 4.4%
    546,200 Cifra SA de CV, Ser. V...............................     1,034,470
     13,800 Distribucion Y Servicio D&S, ADR.....................       208,725
    848,400 New Clicks Holdings..................................     1,136,312
     31,100 *Santa Isabel SA, ADR................................       311,000
                                                                    -----------
                                                                      2,690,507
                                                                    -----------
            Metals-Non Ferrous - 1.0%
     12,800 AngloGold Ltd, ADR...................................       305,785
     12,500 De Beers Centenary...................................       309,081
                                                                    -----------
                                                                        614,866
                                                                    -----------
            Metals-Steel - 2.1%
     26,600 Companhia Vale do Rio Doce, ADR......................       511,486
     20,000 Hindalco Industries Ltd., GDR, 144A..................       280,000
     14,900 Pohang Iron & Steel Ltd., ADR........................       383,675
     62,400 Siderca SA...........................................       106,466
                                                                    -----------
                                                                      1,281,627
                                                                    -----------
            Multi-Industry - 6.9%
     46,600 ALFA SA de CV, Ser. A................................       188,574
    765,000 Astra Argo Lestari...................................       234,546
    640,000 Ayala Corp...........................................       231,427
    182,100 Barlow Ltd. .........................................     1,092,301
    334,000 Citic Pacific Ltd. ..................................       904,915
      7,000 Desc SA de CV, Ser. C, ADR...........................       181,082
     32,204 Elektrim Spolka Akcyjna SA...........................       382,847
     71,400 Grupo Carso SA de CV, Ser. A1........................       356,091
     63,000 Hutchison Whampoa Ltd. ..............................       564,895
    585,000 JG Summit Holdings, Inc., Ser. B.....................        66,923
                                                                    -----------
                                                                      4,203,601
                                                                    -----------
            Telecommunications - 23.5%
     20,400 Compania Anonima Nacional Telefonos de Venezuela, Cl.
             D, ADR..............................................       561,000
     15,900 Compania de Telecom de Chile SA, ADR.................       420,356

            Telecommunications - continued
     15,700 Cseke Radiokomunikace AS, GDR,144A...................   $   577,016
      3,850 *Dacom Corp .........................................       325,557
  6,100,000 *Digital Telecom Phils., Inc. .......................       224,589
     32,900 *Embratel Participacoes SA, ADR......................       534,625
    266,000 Indosat, ADR.........................................       514,042
    118,463 Mahanagar Telephone Nigam Ltd., GDR..................     1,232,015
     24,811 *Matav Rt., ADR......................................       697,809
     32,000 OTE Greek Telecom, GDR...............................       742,375
     10,000 Philippine Long Distance Telephone Co. ..............       322,500
     16,100 *SPT Telecom AS......................................       242,458
     41,650 Tele Norte Leste Participacoes SA, ADR...............       705,447
     10,000 Telecom Argentina STET--France Telecom SA, Cl. B,
             ADR.................................................       339,504
    328,000 Telecom Asia Corp. ..................................       283,140
     15,400 *Telecomunicacoes Brasileiras SA, ADR ("Telebras")...         1,203
     12,100 *Telecomunicacoes Brasileiras SA, ADR, Preference
             Shares ("Telebras").................................     1,103,369
     28,800 Telefonica de Argentina, Cl. B, ADR..................     1,076,400
     29,500 Telefonica del Peru SA, Cl. B, ADR...................       444,344
     28,950 Telefonos de Mexico SA, ADR..........................     2,192,963
     55,800 Telekomunikacja Polaska SA...........................       342,972
    700,000 Telekomunikasi Indonesia Ser. B......................       312,171
      9,700 Telesp Celular Participacoes.........................       242,185
     15,800 Telesp Participacpoes SA, ADR........................       395,000
     46,300 Videsh Sanchar Nigam Ltd., GDR,144A..................       548,655
                                                                    -----------
                                                                     14,381,695
                                                                    -----------
            Transportation - Roads & Rail - 0.4%
    628,000 Jiangsu Expressway...................................       136,927
    766,000 Zhejiang Expressway..................................       127,485
                                                                    -----------
                                                                        264,412
                                                                    -----------
            Utilities - Electric, Gas & Water - 3.9%
     73,500 Centrais Eletricas Brasileiras SA, ADR...............       731,024
     21,100 Empresa Nacional de Electric, ADR....................       295,400
     75,000 Korea Electric Power Corp., ADR......................     1,237,500
     12,900 Transportadora de Gas del Sur SA, ADR ("TGS")........       123,463
                                                                    -----------
                                                                      2,387,387
                                                                    -----------

            Wholesale & International Trade - 3.3%
    832,000 Li & Fung Ltd. ......................................     2,039,479
                                                                    -----------
            Total Common Stocks
             (cost $52,031,265)..................................    62,189,502
                                                                    -----------

--------------------------------------------------------------------------------
                                   EVERGREEN
                         EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 PREFERRED STOCKS - 0.1%
            Broadcasting & Publishing - 0.1%
      5,000 Lusomundo Sociedade Gestora de Participacoes Sociais
             SA (cost $66,725)...................................   $    50,179
                                                                    -----------
 RIGHTS - 0.0%
            Food & Household Products - 0.0%
      6,976 Grupo Industrial Bimbo (cost $0).....................             0
                                                                    -----------
 SHORT-TERM INVESTMENTS - 1.9%
            U.S. Agency Obligations - 1.9%
 $1,156,000 Federal Home Loan Mortgage Discount Notes 4.90%,
             5/3/1999
             (cost $1,155,686)..................................   $ 1,155,686
                                                                   -----------
            Total Investments -(cost $53,253,676).........   103.5%  63,395,367
            Other Assets and Liabilities - net............    (3.5)  (2,150,737)
                                                             -----  -----------
            Net Assets....................................   100.0% $61,244,630
                                                             =====  ===========

   * Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" un-der Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR American Depository Receipt
GDR Global Depository Receipt

At April 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Mexico............................................ $ 8,163,299        12.9%
South Africa......................................   6,955,367        11.0%
Korea.............................................   6,851,990        10.8%
Brazil............................................   5,641,345         8.9%
Hong Kong.........................................   5,106,556         8.0%
Argentina.........................................   4,500,198         7.1%
India.............................................   4,147,497         6.5%
United States+....................................   3,350,683         5.3%
Greece............................................   2,714,720         4.3%
Turkey............................................   1,689,748         2.7%
Chile.............................................   1,544,496         2.4%
Philippines.......................................   1,524,992         2.4%
Hungary...........................................   1,401,389         2.2%
Taiwan............................................   1,335,132         2.1%
Indonesia.........................................   1,311,610         2.1%
Israel............................................   1,195,434         1.9%
Singapore.........................................   1,086,326         1.7%
Poland............................................     945,538         1.5%
Thailand..........................................     836,148         1.3%
Czech Republic....................................     819,474         1.3%
Peru..............................................     651,906         1.0%
Venezuela.........................................     561,000         0.9%
Panama............................................     523,625         0.8%
Croatia...........................................     486,715         0.8%
Portugal..........................................      50,179         0.1%
                                                   -----------       ------
                                                   $63,395,367       100.0%
                                                   ===========       ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)

  Shares                                                               Value

 COMMON STOCKS - 99.9%
           Australia - 1.4%
    54,400 National Australia Bank, Ltd. ........................   $  5,287,000
                                                                    ------------
           Belgium - 1.6%
     3,500 Colruyt SA............................................      2,394,067
    75,000 UCB SA................................................      3,486,120
                                                                    ------------
                                                                       5,880,187
                                                                    ------------
           Canada - 4.8%
   500,000 Bombardier, Inc., Cl. B...............................      7,749,811
   115,000 *Canadian Natural Resources, Ltd. ....................      2,255,675
   120,000 Du Pont Canada, Inc., Cl. A...........................      3,999,726
    65,000 Magna International, Inc. Cl. A.......................      3,883,750
                                                                    ------------
                                                                      17,888,962
                                                                    ------------
           Denmark - 1.0%
    37,500 Coloplast AS..........................................      3,700,908
                                                                    ------------
           Finland - 1.2%
    60,000 Nokia Corp. ADR.......................................      4,451,250
                                                                    ------------
           France - 4.7%
     3,800 Carrefour SA..........................................      3,010,741
    47,000 Hermes International..................................      3,872,763
       220 L'Oreal...............................................        140,839
    38,320 Societe Technip.......................................      4,618,911
    15,564 Sodexho Alliance......................................      2,553,413
    17,000 Synthelabo............................................      3,475,028
                                                                    ------------
                                                                      17,671,695
                                                                    ------------
           Germany - 6.5%
    70,000 Altana AG.............................................      4,296,379
     4,000 Hugo Boss AG..........................................      5,358,062
   180,050 RWE AG................................................      8,235,870
    10,000 SAP AG................................................      3,200,892
     5,000 Suedzucker AG.........................................      1,822,290
     5,468 VEW AG................................................      1,455,652
                                                                    ------------
                                                                      24,369,145
                                                                    ------------
           Hong Kong - 2.9%
   181,000 Cheung Kong Holdings, Ltd. ...........................      1,646,304
 1,945,775 First Pacific Ltd. ...................................      1,506,212
   200,000 Henderson Land Development Co., Ltd. .................      1,210,166
 1,428,020 Hong Kong & China Gas.................................      2,008,182
    34,843 Hong Kong Telecommunications, Ltd. ...................         93,727
   121,000 Hong Kong Telecommunications, Ltd. ADS................      3,236,750
 1,635,000 National Mutual Asia Ltd. ............................      1,255,096
                                                                    ------------
                                                                      10,956,437
                                                                    ------------
           Ireland - 1.2%
    14,510 CRH Plc...............................................        285,874
   217,137 CRH Plc, London Exchange..............................      4,261,561
                                                                    ------------
                                                                       4,547,435
                                                                    ------------
           Italy - 5.0%
   175,000 Benetton Group SpA ADS................................   $  6,223,438
   355,000 Industrie Natuzzi SpA.................................      6,789,375
   352,000 Luxottica Group SpA ADS...............................      5,588,000
                                                                    ------------
                                                                      18,600,813
                                                                    ------------
           Japan - 5.9%
    50,000 Kyodo Printing Co. ...................................        267,124
   108,000 Nintendo Co., Ltd. ...................................     10,065,651
   140,400 Seven-Eleven Japan Co. Ltd. ..........................     11,980,205
                                                                    ------------
                                                                      22,312,980
                                                                    ------------
           Malaysia - 0.5%
   101,000 AMMB Holdings Berhad..................................        105,465
   254,000 Commerce Asset Holding Berhad.........................        318,168
   254,000 Malayan Banking Berhad................................        540,084
    92,000 Malaysian Oxygen Berhad...............................        157,368
    81,000 Nestle Berhad.........................................        257,495
   134,000 Perusahaan Otomobil Nasional Berhad...................        218,632
   180,000 RHB Capital Berhad....................................        147,789
   166,000 United Engineers Ltd. Berhad..........................        106,240
                                                                    ------------
                                                                       1,851,241
                                                                    ------------
           Netherlands - 5.0%
    21,093 CSM NV................................................      1,127,502
    45,757 CSM NV, Certificates..................................      2,445,888
    74,901 Getronics NV..........................................      3,074,023
    50,555 IHC Caland NV.........................................      2,291,131
    80,000 Numico Kon NV.........................................      3,008,627
    90,000 VNU NV................................................      3,641,411
    70,792 Wolters Kluwer........................................      3,081,129
                                                                    ------------
                                                                      18,669,711
                                                                    ------------
           Norway - 0.3%
    60,400 Orkla SA..............................................      1,013,047
                                                                    ------------
           Portugal - 0.1%
     1,653 Jeronimo Martins SA...................................         52,911
     3,496 Jeronimo Martins, SGPS, SA............................        115,042
     2,000 Portugal Telecom SA...................................         83,350
                                                                    ------------
                                                                         251,303
                                                                    ------------
           Spain - 1.5%
     2,400 Endesa SA.............................................         53,344
   180,500 Endesa SA, ADS........................................      3,982,281
   140,000 Prosegur, CIA de Seguridad SA.........................      1,619,462
                                                                    ------------
                                                                       5,655,087
                                                                    ------------
           Sweden - 0.9%
    41,000 Hennes & Mauritz Cl. B................................      3,532,891
                                                                    ------------

           Switzerland - 2.8%
     2,500 ABB AG................................................      3,645,868
       450 Nestle SA.............................................        832,634
        75 Novartis AG...........................................        109,671
       695 Novartis AG, Registered Shares........................      1,017,195
        79 Roche Holding AG......................................        928,924
        18 Roche Holding AG, Bearer Shares.......................        317,245
     1,665 Schweizerische Rueckversicherungs-Gesellschaft........      3,642,767
                                                                    ------------
                                                                      10,494,304
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                             GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                           April 30, 1999 (Unaudited)


  Shares                                                               Value
 COMMON STOCKS - continued
           United Kingdom - 7.8%
     7,937 Astrazeneca Plc.......................................   $    309,503
   146,551 Granada Group Plc.....................................      3,126,132
   135,000 Laporte Plc...........................................      1,596,232
   217,100 Lloyds TSB Group Plc..................................      3,499,472
   270,000 Morgan Crucible Co. Plc...............................      1,229,208
   217,000 Next Plc..............................................      2,683,613
   150,000 Pearson Publishing Plc................................      3,185,226
   350,200 Rentokil Initial Plc..................................      2,054,880
    19,024 SmithKline Beecham Plc................................        251,564
    50,000 SmithKline Beecham Plc, ADR...........................      3,284,375
   156,841 Smiths Industries Plc.................................      2,422,177
   250,000 TI Group Plc..........................................      2,091,310
    62,000 Tomkins Plc...........................................        263,312
    12,500 Vodafone Group Plc, ADR...............................      2,242,187
   156,307 Williams Plc..........................................      1,081,239
                                                                    ------------
                                                                      29,320,430
                                                                    ------------
           United States - 44.8%
    95,900 AlliedSignal, Inc. ...................................      5,634,125
    29,850 American International Group, Inc. ...................      3,505,509
    60,000 Ameritech Corp. ......................................      4,106,250
    20,000 Armstrong World Industries, Inc. .....................      1,095,000
   112,755 Astrazeneca Plc, ADR..................................      4,425,634
    61,600 Avon Products, Inc. ..................................      3,345,650
    70,000 Campbell Soup Co. ....................................      2,870,000
    75,000 Carnival, Corp. Cl. A.................................      3,093,750
    75,625 *Cisco Systems, Inc. .................................      8,625,977
   125,000 Citigroup, Inc. ......................................      9,406,250
    18,400 Coca Cola Co. ........................................      1,251,200
    95,000 Compaq Computer Corp. ................................      2,119,688
    75,000 Computer Associates International, Inc. ..............      3,201,562
    72,900 Disney (Walt) Co. ....................................      2,314,575
    68,000 Federal National Mortgage Assoc. .....................      4,823,750
    78,800 Gannett Co., Inc. ....................................      5,580,025
    67,500 Gap, Inc. ............................................      4,492,969
    69,000 General Electric Co. .................................      7,279,500
    90,000 Home Depot, Inc. .....................................      5,394,375
    82,400 Intel Corp. ..........................................      5,041,850
   130,000 Marriott International, Inc. Cl. A....................      5,443,750
    90,350 Marsh & McLennan Co., Inc. ...........................      6,917,422
    60,000 Maytag Corp. .........................................      4,102,500
   119,775 MBNA Corp. ...........................................      3,376,158

           United States - continued
    35,000 McGraw-Hill Cos., Inc. ..............................   $  1,933,750
    68,000 Merck & Co., Inc. ...................................      4,777,000
   104,000 *Microsoft Corp. ....................................      8,456,500
    54,250 *Oracle Systems Corp. ...............................      1,468,141
   130,000 *Parametric Technology Corp. ........................      1,698,125
    30,000 Pitney Bowes, Inc. ..................................      2,098,125
    68,000 Schering-Plough Corp. ...............................      3,285,250
    30,000 Schwab (Charles) & Co., Inc. ........................      3,292,500
    50,000 SLM Holding Corp. ...................................      2,134,375
    37,500 *Sodexho Marriott Services, Inc. ....................        850,781
    67,500 Sundstrand Corp. ....................................      4,843,125
   100,000 TJX Co., Inc. .......................................      3,331,250
    36,000 Tribune Co. .........................................      3,003,750
   125,000 Viad Corp. ..........................................      4,132,812
   202,400 Wal-Mart Stores, Inc. ...............................      9,310,400
   130,000 Wells Fargo Co. .....................................      5,614,375
                                                                   ------------
                                                                    167,677,728
                                                                   ------------
           Total Common Stocks
            (cost $281,367,732).................................    374,132,554
                                                                   ------------
 PREFERRED STOCKS - 0.2%
           Germany - 0.2%
    25,000 RWE AG (cost $966,606)...............................        757,967
                                                                   ------------
 WARRANTS - 0.0%
           Hong Kong - 0.0%
    43,100 Hong Kong & China Gas
            warrants exp 9/30/1999..............................          7,173
                                                                   ------------
           Malaysia - 0.0%
    26,750 Commerce Asset Holding, Warrants @ 7.45 MYR expire
            3/16/2002...........................................          8,729
                                                                   ------------
           Total Warrants (cost $16,302)........................         15,902
                                                                   ------------
 UNIT INVESTMENT TRUST - 3.6%
           United States - 3.6%
   100,000 S&P 500 Depositary Receipt (Spiders)
            (cost $12,791,956)..................................     13,315,625
                                                                   ------------

           Total Investments -(cost $295,142,596)......    103.7%   388,222,048
           Other Assets and Liabilities - net..........     (3.7)   (13,868,210)
                                                          ------   ------------
           Net Assets..................................    100.0%  $374,353,838
                                                          ======   ============

* Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
ADS  American Depository Shares

--------------------------------------------------------------------------------
                                   EVERGREEN
                             GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


At April 30, 1999, the Fund held securities in the following industries:

                                                               Percentage of
                                                 Market Value Portfolio Assets
------------------------------------------------------------------------------
Retailing & Wholesale........................... $ 59,476,194       15.3%
Healthcare Products & Services..................   39,252,797       10.1%
Finance & Insurance.............................   38,459,293        9.9%
Electrical Equipment & Services.................   28,721,585        7.4%
Printing, Publishing, Broadcasting &
 Entertainment..................................   22,947,897        5.9%
Information Services & Technology...............   21,985,866        5.7%
Diversified Companies...........................   20,347,082        5.2%
Food & Beverage Products........................   16,169,050        4.2%
Banks...........................................   15,415,617        4.0%
Consumer Products & Services....................   14,378,364        3.7%
Unit Investment Trust...........................   13,315,625        3.4%
Utilities - Electric............................   13,029,462        3.4%
Aerospace & Defense.............................   12,592,936        3.2%
Building, Construction & Furnishings............   10,367,586        2.7%
Telecommunication Services & Equipment..........   10,107,264        2.6%
Real Estate.....................................    9,151,001        2.3%
Communication Systems & Services................    8,625,977        2.2%
Industrial Specialty Products & Services........    6,584,451        1.7%
Energy..........................................    4,546,806        1.2%
Utilities - Telephone...........................    4,106,250        1.1%
Other...........................................   18,640,945        4.8%
                                                 ------------      ------
                                                 $388,222,048      100.0%
                                                 ============      ======

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - 98.9%
            Aerospace & Military
             Technology - 1.0%
    308,068 Alvis Plc............................................   $  1,030,825
 82,596,030 Empresa Brasileira de Aeronautica SA.................        760,818
                                                                    ------------
                                                                       1,791,643
                                                                    ------------
            Automobiles - 1.6%
     94,000 Akebono Brake Industry Co., Ltd. ....................        186,552
     35,040 Brembo SpA...........................................        425,687
    123,000 Koito Manufacturing Co., Ltd. .......................        572,668
    155,901 Pressac Holdings Plc.................................        539,215
     79,000 Suzuki Motor Corp. ..................................      1,124,602
                                                                    ------------
                                                                       2,848,724
                                                                    ------------
            Banking - 5.0%
    607,400 Anglo Irish Bank Corp. ..............................      1,764,558
    166,600 Den Norske Bank AS...................................        601,514
     53,800 Dime Community Bancorp, Inc. ........................      1,218,906
     47,200 Investors Financial Services Corp. ..................      1,721,325
      6,500 Kempen & Co. NV......................................        367,363
     32,700 Peoples Heritage Financial Group, Inc. ..............        635,606
     11,200 Telebanc Financial Corp. (b).........................      1,159,200
        348 Verwalt & Private Bank...............................      1,482,598
                                                                    ------------
                                                                       8,951,070
                                                                    ------------
            Beverages & Tobacco - 0.8%
     15,000 Al-Ahram Beverage Co. SA, GDR........................        514,177
     26,964 *Baron de Ley SA.....................................        928,604
                                                                    ------------
                                                                       1,442,781
                                                                    ------------
            Broadcasting & Publishing - 1.9%
     73,000 *Big Flower Holdings, Inc. ..........................      2,600,625
     21,890 Endemol Entertainment NV.............................        751,549
                                                                    ------------
                                                                       3,352,174
                                                                    ------------
            Business & Public Services - 17.0%
     24,500 *Abacus Direct Corp. ................................      1,834,438
     41,500 *Action Performance Companies, Inc. (b)..............      1,408,406
  1,625,889 Aegis Group Plc......................................      3,517,938
      1,500 Altran Technologies SA...............................        356,535
    201,691 Capita Group Plc.....................................      2,128,459
    147,326 Compass Group Plc....................................      1,516,821
    228,014 Computershare Ltd. ..................................      2,353,857
      4,947 Dauphin O.T.A. ......................................        423,307
     39,600 *Diamond Technology Partners, Inc. ..................        851,400
     35,000 *Forrester Research, Inc. ...........................      1,198,750
     15,300 Fugro NV.............................................        414,579
     34,632 GTI Holding NV.......................................        731,705
     71,100 Labor Ready, Inc. (b)................................      2,790,675
     40,700 *Lamar Advertising Co., Cl. A........................      1,373,625
     10,300 Market Facts, Inc. ..................................        313,184
      5,200 Marketwatch.com, Inc. (b)............................        371,475
     59,000 *Maximus, Inc. ......................................      1,534,000
     23,400 *Metzler Group, Inc. (b).............................        656,663

            Business & Public Services - continued
    225,742 Parity Plc...........................................   $  2,505,743
     18,200 *SportsLine USA, Inc. ...............................        729,138
     59,000 WPP Group, Inc. Plc..................................        522,972
          9 Yahoo Japan Corp. ...................................      3,120,080
                                                                    ------------
                                                                      30,653,750
                                                                    ------------
            Capital Equipment - 0.2%
     42,000 Yamatake Corp. ......................................        398,476
                                                                    ------------
            Chemicals - 2.7%
     65,400 Arch Chemicals, Inc. ................................      1,438,800
     63,700 *Cytec Industries, Inc. .............................      1,811,469
     41,800 *Scotts Co. Cl. A....................................      1,719,025
                                                                    ------------
                                                                       4,969,294
                                                                    ------------
            Communication Services - 2.0%
     21,500 *Entercom Communications Corp. ......................        798,187
    187,000 *Premiere Technologies, Inc. (b).....................      2,787,469
                                                                    ------------
                                                                       3,585,656
                                                                    ------------
            Construction - 1.4%
     57,600 Beazer Group Plc.....................................        202,001
     10,000 Bellway Plc..........................................         68,370
     88,400 Bryant Group Plc.....................................        213,314
     67,000 Fujitec Co., Ltd. ...................................        617,149
     65,000 Ibiden Co. Ltd. .....................................      1,134,860
     76,300 Wilson Connolly Holdings Plc.........................        220,939
                                                                    ------------
                                                                       2,456,633
                                                                    ------------
            Data Processing &
             Reproduction - 3.1%
     12,582 *ATOS SA.............................................      1,076,622
     25,600 Dassault Systemes SA.................................        941,937
     27,500 *Electronics for Imaging, Inc. ......................      1,300,234
     57,500 Logica Plc...........................................        555,001
     45,800 Sage Group Plc.......................................      1,547,248
      7,200 WM-Data AB Ser. B....................................        264,549
                                                                    ------------
                                                                       5,685,591
                                                                    ------------
            Education - 1.0%
     44,961 *Bright Horizons Family Solutions, Inc. .............        963,851
     37,000 *ITT Educational Services, Inc. .....................        908,813
                                                                    ------------
                                                                       1,872,664
                                                                    ------------
            Electrical & Electronics - 2.4%
     35,300 *PMC-Sierra, Inc. (b)................................      3,386,594
     71,800 *Silicon Graphics, Inc. .............................        915,450
                                                                    ------------
                                                                       4,302,044
                                                                    ------------
            Electronic Components - 2.4%
     30,200 *Applied Micro Circuits Corp. .......................      1,610,981
     24,600 *Lattice Semiconductor Corp. ........................      1,008,600
        723 Phoenix Meccano AG...................................        331,717
     15,800 *QLogic Corp. .......................................      1,106,000
     44,326 Renishaw Plc.........................................        289,507
                                                                    ------------
                                                                       4,346,805
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
            Energy Sources - 2.9%
     17,800 *Core Laboratories NV................................   $    320,400
    137,900 *Global Industries Ltd. .............................      1,702,203
     72,800 Newfield Exploration Co. ............................      1,956,500
     80,500 *Nuevo Energy Co. ...................................      1,277,937
                                                                    ------------
                                                                       5,257,040
                                                                    ------------
            Financial Services - 3.2%
      3,400 Bellsystem 24, Inc. .................................      1,340,981
    128,850 Close Brothers Group Plc.............................      1,484,132
     13,238 Custos AB Series B...................................        282,427
     11,000 Jafco Co., Inc. .....................................        550,829
        375 Societe Eurafrance SA................................        188,567
     26,900 Southwest Securities Group, Inc. ....................      1,424,019
      4,500 Trend Micro, Inc ....................................        595,378
                                                                    ------------
                                                                       5,866,333
                                                                    ------------
            Food & Household Products - 3.4%
     85,126 Gerresheimer Glas AG.................................      1,357,900
    316,000 Hazlewood Foods Plc..................................        635,436
      1,321 Lindt & Spruengli AG.................................      3,359,428
     19,586 Nutreco Holding NV...................................        793,487
                                                                    ------------
                                                                       6,146,251
                                                                    ------------
            Health & Personal Care - 6.8%
     38,300 *Alkermes, Inc. (b)..................................      1,025,722
      9,200 Altana AG............................................        564,667
     34,500 Chattem, Inc. .......................................      1,346,578
    246,673 Cochlear Ltd. .......................................      1,901,697
     45,000 *Cyberonics, Inc. ...................................        365,625
      5,200 Fancl Corp. .........................................        740,245
     11,167 Fielmann AG..........................................        436,482
      2,875 Fresenius AG.........................................        501,130
     24,400 *Idexx Laboratories, Inc. ...........................        552,813
      7,000 Minimed, Inc. (b)....................................        441,000
     44,600 *Pediatrix Medical Group, Inc. (b)...................        844,612
      1,401 Phonak Holding AG....................................      1,698,794
    634,403 Sonic Healthcare Ltd. ...............................      1,847,191
                                                                    ------------
                                                                      12,266,556
                                                                    ------------
            Industrial Components - 3.0%
     43,000 *Asyst Technologies, Inc. ...........................        786,094
     84,000 *Cognex Corp.........................................      2,438,625
     58,054 Interpump Group SpA..................................        258,805
     13,000 Kaydon Corp. ........................................        438,750
     51,600 Roper Industries, Inc. ..............................      1,470,600
                                                                    ------------
                                                                       5,392,874
                                                                    ------------
            Insurance - 3.9%
     56,900 *Annuity & Life Re (Holdings), Ltd. .................      1,130,888
     85,500 Irish Life Plc.......................................        767,739
     20,194 Mapfre Vida Seguros..................................        632,522
    402,000 Mediolanum SpA.......................................      2,654,205
     30,600 Pohjola Group Insurance Corp.........................      1,449,814
      8,207 Scor.................................................        409,218
                                                                    ------------
                                                                       7,044,386
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Leisure & Tourism - 2.4%
     20,000 Aruze Corp...........................................   $  1,055,100
        435 Kuoni Reisen Holding AG..............................      1,539,621
     15,900 Sol Melia SA.........................................        592,590
    363,364 Vardon Plc...........................................      1,135,476
                                                                    ------------
                                                                       4,322,787
                                                                    ------------
            Machinery & Engineering - 8.7%
     40,000 Aida Engineering Ltd. ...............................        142,690
    159,000 Amada Co., Ltd. .....................................        998,576
    340,158 Ashtead Group Plc....................................      1,244,908
     48,000 Astec Industries, Inc. ..............................      1,869,000
     59,238 Boewe Systec, AG.....................................      1,567,605
    294,000 Chiyoda Corp. .......................................        664,713
    596,450 FKI Plc..............................................      1,659,951
     29,000 Fuji Machine Manufacturing Co., Ltd. ................      1,034,500
      1,155 Georg Fischer AG.....................................        429,993
     50,000 Hitachi Plant Engineering & Construction Co., Ltd....        144,448
     38,400 Manitowoc Co., Inc. .................................      1,464,000
     75,450 McKechnie Plc........................................        542,552
    168,000 Morgan Crucible Co. Plc..............................        764,840
      8,500 Nidec Corp. .........................................      1,103,249
      9,800 Nitto Kohki Co., Ltd. ...............................        128,019
     12,890 Sidel................................................      1,552,338
      1,200 Taiyo Ink Mfg. Co., Ltd. ............................        106,515
     19,900 Valmet Oyj...........................................        243,859
                                                                    ------------
                                                                      15,661,756
                                                                    ------------
            Merchandising - 0.3%
      4,300 Otsuka Kagu..........................................        540,111
                                                                    ------------
            Metals-Non Ferrous - 0.5%
     16,531 GFI Industries.......................................        576,290
     24,310 *Granges AB..........................................        412,034
                                                                    ------------
                                                                         988,324
                                                                    ------------
            Multi-Industry - 1.6%
    316,437 DCC Plc..............................................      2,841,415
                                                                    ------------
            Retail - 2.8%
      8,500 Don Quijote Co., Ltd. ...............................      1,978,731
     76,900 *Gadzooks, Inc. (b)..................................        744,969
     64,800 *Nine West Group, Inc. ..............................      1,846,800
      7,500 Shimamura Co., Ltd...................................        464,746
                                                                    ------------
                                                                       5,035,246
                                                                    ------------
            Technology - 5.8%
     12,500 Advantest Corp. .....................................        955,661
     10,100 *Broadvision, Inc. ..................................        586,747
     20,000 Eidos Plc............................................        764,132
     14,000 Emulex Corp. (b).....................................        615,125
      6,300 Marimba, Inc. .......................................        383,119
     51,000 Merkantildata ASA....................................        509,314
     14,000 Paltek Corp. ........................................        493,552
    173,200 *Radiant Systems, Inc. ..............................      1,980,975
     29,600 *Safeguard Scientifics, Inc. (b).....................      2,397,600
    112,550 *Wind River Systems, Inc. (b)........................      1,702,319
                                                                    ------------
                                                                      10,388,544
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
            Telecommunications - 4.5%
      5,100 Hikari Tsushin, Inc..................................   $  1,067,660
     67,300 ITC DeltaCom, Inc. ..................................      1,686,706
     61,500 Netcom AB, Ser. B....................................      1,975,406
     26,200 Pacific Gateway Exchange, Inc. (b)...................      1,048,819
    124,000 PairGain Technologies, Inc. .........................      1,596,500
     30,000 US LEC Corp. Cl. A...................................        690,938
                                                                    ------------
                                                                       8,066,029
                                                                    ------------
            Textiles - 1.1%
      5,400 Gamma Holding NV.....................................        263,551
     54,700 *Jones Apparel Group, Inc. ..........................      1,805,100
                                                                    ------------
                                                                       2,068,651
                                                                    ------------
            Transportation - Roads & Rail - 3.4%
     69,500 *Coach USA, Inc. ....................................      1,650,625
     62,600 *Covenant Transport, Inc. Cl. A......................        872,488
     48,000 *Eagle USA Airfreight, Inc...........................      1,759,500
     52,950 *National RV Holdings, Inc...........................      1,370,081
    186,000 ShinMaywa Industries Ltd.............................        471,931
                                                                    ------------
                                                                       6,124,625
                                                                    ------------
            Wholesale & International
             Trade - 2.1%
     41,036 Cortefiel SA.........................................   $  1,127,111
     66,712 Laurus NV............................................      1,434,158
     20,288 Norbert Dentressangle................................        600,103
      6,250 *Tag Heuer International SA..........................        625,737
                                                                    ------------
                                                                       3,787,109
                                                                    ------------
            Total Common Stocks
             (cost $135,055,171).................................    178,455,342
                                                                    ------------
 MONEY MARKET SHARES - 7.2%
 12,972,173 Navigator Prime Portfolio (c) (cost $12,972,173).....     12,972,173
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.3%
            Repurchase Agreements - 0.3%
 $  613,000 Evergreen Joint Repurchase Agreement, Investments in
             repurchase agreements, in a joint trading account,
             4.89%, purchased 4/30/1999, maturing 5/3/1999,
             maturity value $613,250 (cost $613,000) (a)........   $    613,000
                                                                   ------------
            Total Investments - (cost $148,640,344)......   106.4%  192,040,515
            Other Assets and
             Liabilities - net...........................    (6.4)  (11,496,036)
                                                            -----  ------------
            Net Assets...................................   100.0% $180,544,479
                                                            =====  ============

  * Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
GDR  Global Depository Receipts

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:

                                                                               Unrealized
                                                  U.S. Value at  In Exchange Appreciation/
Exchange Date         Contracts to Deliver        April 30, 1999 for U.S. $  (Depreciation)
-------------------------------------------------------------------------------------------
5/4/1999         3,505,589 British Pound Sterling   $5,639,187   $5,739,000     $ 99,813
5/26/1999        4,865,758 Euro Currency             5,148,716    5,359,000      210,284
5/26/1999        6,996,824 Euro Currency             7,403,710    7,601,000      197,290
6/8/1999         1,511,053 Euro Currency             1,600,323    1,648,000       47,677
5/26/1999      610,237,295 Japanese Yen              5,127,637    5,074,000      (53,637)
5/26/1999      781,144,000 Japanese Yen              6,563,714    6,475,000      (88,714)
5/26/1999        3,370,153 Swiss Franc               2,215,145    2,232,000       16,855
5/26/1999        3,697,294 Swiss Franc               2,430,169    2,574,000      143,831

--------------------------------------------------------------------------------
                                   EVERGREEN
                          GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


At April 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
United States+.................................... $ 97,011,437       50.5%
United Kingdom....................................   23,089,782       12.0%
Japan.............................................   21,732,022       11.3%
Switzerland.......................................    9,467,888        4.9%
France............................................    6,124,918        3.2%
Australia.........................................    6,102,745        3.2%
Ireland...........................................    5,373,712        2.8%
Netherlands.......................................    5,076,791        2.7%
Germany...........................................    4,427,784        2.3%
Italy.............................................    3,338,698        1.8%
Spain.............................................    3,280,826        1.7%
Sweden............................................    2,934,416        1.5%
Other.............................................    4,079,496        2.1%
                                                   ------------      ------
                                                   $192,040,515      100.0%
                                                   ============      ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)


   Shares                                                             Value
 COMMON STOCKS - 93.0%
             Aerospace & Military Technology - 0.3%
     134,000 British Aerospace Plc..............................   $  1,002,381
  87,362,077 Empresa Brasileira de Aeronautica..................        804,720
                                                                   ------------
                                                                      1,807,101
                                                                   ------------
             Automobiles - 3.6%
      83,400 Compagnie Generale des Etablissements Michelin Cl.
              B ................................................      3,784,057
      44,335 Daimlerchrysler AG.................................      4,376,777
     917,000 Fuji Heavy Industries Ltd. ........................      6,143,025
      23,000 GKN Plc............................................        392,571
      48,000 Honda Motor Co., Ltd. .............................      2,114,219
     254,000 Suzuki Motor Corp. ................................      3,615,810
     125,000 Toyota Motor Corp. ................................      3,548,401
                                                                   ------------
                                                                     23,974,860
                                                                   ------------
             Banking - 14.0%
     176,100 Allied Irish Banks.................................      2,846,291
     646,350 Anglo Irish Bank Corp. ............................      1,877,712
     265,668 Argentaria SA......................................      6,247,307
      39,340 Banco Popular Espana SA............................      2,784,438
     476,000 Bank Of Tokyo-Mitsubishi Ltd. .....................      7,023,212
      46,571 *Banque Nationale de Paris.........................      3,859,553
      20,750 Banque Paribas.....................................      2,205,182
     128,000 Barclays Bank Plc..................................      4,072,971
     419,000 Dai Ichi Kangyo Bank...............................      2,936,719
      10,923 Dexia Belgium (Credit Communal)....................      1,680,087
     312,850 HSBC Holdings Plc..................................     11,624,410
     410,072 Lloyds TSB Group Plc...............................      6,610,021
     668,700 National Australia Bank Ltd. ......................     13,018,707
   1,505,000 Sakura Bank Ltd. ..................................      5,809,789
     441,000 Sumitomo Bank Ltd. ................................      5,967,644
     142,694 Svenska Handelsbanken, Ser. A......................      5,344,471
      21,480 UBS AG.............................................      7,292,810
         484 Verwalt & Private Bank.............................      2,062,004
                                                                   ------------
                                                                     93,263,328
                                                                   ------------
             Beverages & Tobacco - 4.0%
      18,113 Al-Ahram Beverage Co. SA, GDR,144A.................        620,887
     287,680 Bass Plc...........................................      4,516,838
      78,671 Diageo Plc.........................................        906,155
   1,831,100 Fosters Brewing Group Ltd. ........................      5,341,307
     168,913 Gallaher Group Plc.................................        968,719
     114,670 Heineken NV........................................      5,754,027
      99,600 Imperial Tobacco...................................        985,393
      41,400 Pernod Ricard SA...................................      2,792,478
     421,000 Rembrandt Controlling Investments Ltd. ............      1,902,629
     239,400 Rembrandt Group Ltd. ..............................      1,819,597
     184,800 Technical & Industrial Investments Ltd. ...........        778,984
                                                                   ------------
                                                                     26,387,014
                                                                   ------------

 COMMON STOCKS - continued
             Broadcasting & Publishing - 4.6%
     560,950 Arn Mondadori Edit SpA..............................   $  9,955,473
      12,809 Edipresse SA........................................      3,232,264
     150,205 Quebecor, Inc., Cl. B...............................      3,605,497
   4,130,200 Seat Pagine Gille...................................      3,398,889
       4,542 Springer (Axel) Verlag AG...........................      4,327,949
      36,950 VNU NV..............................................      1,495,001
     105,420 Wolters Kluwer......................................      4,588,267
                                                                    ------------
                                                                      30,603,340
                                                                    ------------
             Building Materials & Components - 0.2%
      16,272 Lafarge SA..........................................      1,581,456
                                                                    ------------
             Business & Public Services - 4.2%
     279,400 Aegis Group Plc.....................................        604,538
      15,892 *ATOS SA............................................      1,359,853
      93,210 Boewe Systec AG.....................................      2,466,600
      11,941 Cap Gemini NV.......................................      1,825,314
     250,334 Compass Group Plc...................................      2,577,359
     442,750 Cordiant Commerce Plc...............................      1,367,524
      22,943 Dauphin O.T.A. .....................................      1,963,196
     231,000 Fujitsu Ltd. .......................................      3,955,744
       1,580 Holderbank Financiere Glarus AG.....................      1,904,450
     113,700 Logica Plc..........................................      1,097,455
     131,700 Pearson Publishing Plc..............................      2,796,628
     421,450 Saatchi & Saatchi Plc...............................      1,633,948
      25,000 Secom Co. Ltd. .....................................      2,440,965
     100,300 Telegraaf Holdings NV Certificate...................      2,182,713
                                                                    ------------
                                                                      28,176,287
                                                                    ------------
             Chemicals - 1.4%
     133,180 Akzo Nobel NV.......................................      6,014,556
      56,700 BASF AG.............................................      2,482,768
     130,000 Sumitomo Bakelite Co. Ltd. .........................        975,381
                                                                    ------------
                                                                       9,472,705
                                                                    ------------
             Electrical & Electronics - 1.1%
     116,000 Canon, Inc. ........................................      2,836,376
     251,000 Nikon Corp. ........................................      3,446,994
      13,500 Sony Corp. .........................................      1,260,467
                                                                    ------------
                                                                       7,543,837
                                                                    ------------
             Electronic Components - 3.2%
      60,500 Kyocera Corp. ......................................      3,591,903
     505,000 NEC Corp. ..........................................      6,030,230
     241,982 Smiths Industries Plc...............................      3,737,053
      84,000 Tokyo Electron Ltd. ................................      4,783,118
      34,500 Tokyo Ohka Kogyo....................................        956,247
     381,000 Toshiba Corp. ......................................      2,552,336
                                                                    ------------
                                                                      21,650,887
                                                                    ------------
             Energy Sources - 6.7%
     473,650 British Petroleum Co. Plc...........................      8,991,136
     735,467 ENI SpA.............................................      4,840,383
      91,650 Repsol SA...........................................      1,491,014
     343,810 Shell Transportation & Trading Co., Plc.............      2,577,386

--------------------------------------------------------------------------------
                                   EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
             Energy Sources - continued
     103,417 Societe Nationale Elf Aquitaine SA..................   $ 16,059,711
      80,279 Total SA, Cl. B.....................................     10,990,954
                                                                    ------------
                                                                      44,950,584
                                                                    ------------
             Financial Services - 3.3%
     219,250 Close Brothers Group Plc............................      2,525,385
      16,041 Gamma Holding NV....................................        782,892
      17,050 Investor AB.........................................        773,990
     202,400 Lend Lease Corp. Ltd. ..............................      2,728,722
     205,000 Nomura Securities International, Inc. ..............      2,211,020
      23,100 Orix Corp. .........................................      1,858,910
       8,800 Perpetual Plc.......................................        520,961
     221,950 Prudential Corp. Plc................................      3,156,330
       5,240 Societe Eurafrance SA...............................      2,634,916
      92,079 *Societe Genrale d'Enterprises SA...................      3,890,891
     277,400 Technical Investment Corp. .........................      1,073,586
                                                                    ------------
                                                                      22,157,603
                                                                    ------------
             Food & Household Products - 4.6%
      43,600 CSM NV, Certificates................................      2,330,588
       9,100 Groupe Danone.......................................      2,432,150
       4,280 Hero AG.............................................      2,146,031
     149,465 Koninklijke Ahold NV................................      5,550,004
     136,425 Laurus NV...........................................      2,932,830
       1,309 Lindt & Spruengli AG................................      3,328,911
       3,285 Nestle SA...........................................      6,078,230
     126,200 Reckitt & Colman Plc................................      1,498,272
      48,100 Tiger Oats..........................................        430,805
      56,466 Unilever NV CVA.....................................      3,865,365
                                                                    ------------
                                                                      30,593,186
                                                                    ------------
             Forest Products & Paper - 0.4%
      65,736 Enso OY.............................................        767,351
     277,470 Jefferson Smurfit Group Plc.........................        756,248
      25,793 UPM-Kymmene Corp. ..................................        780,647
                                                                    ------------
                                                                       2,304,246
                                                                    ------------
             Health & Personal Care - 10.8%
      46,424 Bayer AG............................................      1,971,501
      39,100 Biora AB, ADR.......................................        491,194
      50,900 *Fresenius Medical Care AG..........................      2,731,555
      59,091 Glaxo Wellcome Plc..................................      1,750,999
      26,305 Hoechst AG..........................................      1,246,319
     120,570 *ISS International Service System AS, Ser. B........      7,078,038
     199,000 Kao Corp. ..........................................      5,049,154
     582,000 London International Group Plc......................      1,694,637
       1,722 Novartis AG.........................................      2,518,046
      28,400 Novo Nordisk AS.....................................      2,785,422
     101,673 Pharmacia & Upjohn, Inc. ...........................      5,639,797
     253,677 Rhone-Poulenc SA, Cl. A.............................     12,059,299
         412 Roche Holding AG....................................      4,844,517
     134,360 SmithKline Beecham Plc..............................      1,776,711
      16,820 SmithKline Beecham Plc, ADR.........................      1,104,864
   1,619,933 Sonic Healthcare Ltd. ..............................      4,716,758

             Health & Personal Care - continued
     293,000 Taisho Pharmaceutical Co. ..........................   $  9,004,438
     153,000 Terumo Corp. .......................................      3,331,100
      79,000 Yamanouchi Pharmaceutical Co., Ltd. ................      2,500,586
                                                                    ------------
                                                                      72,294,935
                                                                    ------------
             Industrial Components - 2.3%
      24,270 Compagnie de Saint Gobain...........................      4,166,310
      76,300 McKechnie Plc.......................................        548,665
     799,439 Siebe Plc...........................................      4,063,942
     946,350 Williams Plc........................................      6,546,290
                                                                    ------------
                                                                      15,325,207
                                                                    ------------
             Insurance - 6.0%
      17,244 Aegon NV............................................      1,653,153
      22,355 Allianz AG, Registered Shares.......................      7,120,171
     559,226 Allied Zurich.......................................      7,412,925
      76,800 Assicruz Generali...................................      2,989,697
      80,548 AXA-UAP.............................................     10,398,110
     142,540 Fortis (NL) NV......................................      5,074,522
     109,075 Scor................................................      5,438,707
                                                                    ------------
                                                                      40,087,285
                                                                    ------------
             Leisure & Tourism - 0.6%
     709,930 Ladbroke Group Plc..................................      3,411,917
     129,700 Vardon Plc..........................................        405,300
                                                                    ------------
                                                                       3,817,217
                                                                    ------------
             Machinery & Engineering - 2.2%
     664,000 Amada Co. Ltd. .....................................      4,170,156
     247,191 Electrolux AB.......................................      5,010,034
      58,100 SMC Corp. ..........................................      5,356,565
                                                                    ------------
                                                                      14,536,755
                                                                    ------------
             Merchandising - 1.9%
       4,155 Karstadt AG.........................................      1,867,665
     614,845 New Clicks Holdings.................................        823,498
       3,900 Promodes, Inc. .....................................      2,471,976
      59,000 Seven-Eleven Japan Co. Ltd. ........................      5,034,417
      88,300 Vendex NV...........................................      2,196,747
                                                                    ------------
                                                                      12,394,303
                                                                    ------------
             Metals-Non Ferrous - 1.1%
      85,600 Assa Abloy AB, Ser. B...............................      3,733,649
   1,055,450 Billiton Plc........................................      3,586,819
                                                                    ------------
                                                                       7,320,468
                                                                    ------------
             Mining - 1.0%
      61,315 Anglo American Corp. Ltd. ..........................      3,163,995
     157,840 Placer Dome, Inc. ..................................      2,229,960
      24,448 Potash Corp. of Saskatchewan, Inc. .................      1,488,912
                                                                    ------------
                                                                       6,882,867
                                                                    ------------
             Miscellaneous Materials & Commodities - 0.3%
     262,000 Citizen Watch Co. Ltd. .............................      2,171,998
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
             Multi-Industry - 1.6%
     120,700 Preussag AG.........................................   $  6,349,873
     325,600 Rentokil Initial Plc................................      1,910,534
      42,480 Thyssen Krupp AG....................................        928,931
      59,718 Valmet OYJ..........................................        731,799
       2,018 Vivendi.............................................        471,344
                                                                    ------------
                                                                      10,392,481
                                                                    ------------
             Real Estate - 1.0%
       7,000 Sponda OYJ..........................................         37,344
  11,545,300 Unione Immobiliare..................................      6,610,479
                                                                    ------------
                                                                       6,647,823
                                                                    ------------
             Telecommunications - 8.5%
     340,498 British Telecommunications Plc......................      5,685,739
     148,400 Cable & Wireless Optus Ltd. ........................        333,893
      74,502 Deutsche Telekom AG.................................      2,935,656
      16,106 France Telecom SA...................................      1,300,749
      16,834 Mannesmann AG.......................................      2,215,817
      76,000 Matsushita Communication Industries Co. Ltd. .......      5,454,028
     177,200 Nokia AB OY.........................................     13,655,810
     197,015 *Orange Plc.........................................      2,662,279
     254,504 Telecom Italia Mobile (TIM) SpA.....................      1,516,360
   1,244,242 Telecom Italia SpA..................................     13,236,184
     431,610 Vodafone Group Plc..................................      7,950,089
                                                                    ------------
                                                                      56,946,604
                                                                    ------------
             Transportation-Roads & Rail - 1.3%
     718,000 Nippon Express Co. Ltd..............................      4,689,667
     185,550 Railtrack Group Plc.................................      3,874,455
                                                                    ------------
                                                                       8,564,122
                                                                    ------------
             Utilities-Electric, Gas & Water - 0.8%
      42,973 Berliner Kraft & Licht AG...........................        679,134
     110,250 Scot & Southern En..................................      1,035,778
      22,272 Suez Lyonn des Eaux.................................      3,788,031
                                                                    ------------
                                                                       5,502,943
                                                                    ------------
             Wholesale & International Trade - 2.0%
       1,146 Nippon Telephone & Telegraph Corp...................     12,475,297
      23,862 Norbert Dentressangle...............................        705,819
                                                                    ------------
                                                                      13,181,116
                                                                    ------------
             Total Common Stocks (cost $540,994,810).............    620,532,558
                                                                    ------------

 PREFERRED STOCKS - 1.1%
             Construction - 0.6%
      12,657 Grohe (Friedrich) AG...............................   $  3,610,132
                                                                   ------------
             Health & Personal Care - 0.5%
      20,130 Fresenius AG.......................................      3,508,780
                                                                   ------------
             Total Preferred Stocks (cost $6,864,482)...........      7,118,912
                                                                   ------------
 RIGHTS - 0.0%
             Multi-Industry - 0.0%
     120,700 Preussag AG, Expire 5/3/1999 (cost $0).............        113,482
                                                                   ------------

   Principal Amount                                                    Value

 CONVERTIBLE DEBENTURES - 0.0%
             Metals-Steel - 0.0%
 $    56,500 Compahnia Vale do Rio Doce de Navegacao SA 1.00%,
              12/31/1999 (cost $0)..............................              3
                                                                   ------------
 SHORT-TERM INVESTMENTS - 4.7%
             Repurchase Agreements - 4.7%
 $31,458,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, 4.89%, purchased 4/30/1999, maturing
              5/3/1999, maturity value $31,470,819
              (cost $31,458,000)(a).............................     31,458,000
                                                                   ------------

             Total Investments -(cost $579,317,292).......    98.8% 659,222,955
             Other Assets and Liabilities - net...........     1.2    8,076,892
                                                             -----  -----------
             Net Assets...................................   100.0% 667,299,847
                                                             =====  ===========

  *  Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1999.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt

--------------------------------------------------------------------------------
                                   EVERGREEN
                          INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)

At April 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $133,295,916       20.2%
United Kingdom....................................  107,960,966       16.4%
France............................................   96,180,058       14.6%
Germany...........................................   48,933,110        7.4%
Netherlands.......................................   44,420,664        6.7%
Italy.............................................   42,547,464        6.4%
Switzerland.......................................   33,407,264        5.1%
United States+....................................   31,458,000        4.8%
Australia.........................................   26,139,387        4.0%
Sweden............................................   20,993,135        3.2%
Finland...........................................   15,972,951        2.4%
Hong Kong.........................................   11,624,410        1.8%
Spain.............................................   10,522,759        1.6%
South Africa......................................    9,993,096        1.5%
Denmark...........................................    9,863,459        1.5%
Canada............................................    7,324,369        1.1%
Ireland...........................................    5,480,250        0.8%
Belgium...........................................    1,680,087        0.3%
Brazil............................................      804,723        0.1%
Egypt.............................................      620,887        0.1%
                                                   ------------     -------
                                                   $659,222,955     100.00%
                                                   ============     =======

+ Includes short-term securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:

                                                    U.S. Value at  In Exchange   Unrealized
Exchange Date          Contracts to Receive         April 30, 1999 for U.S. $  (Depreciation)
---------------------------------------------------------------------------------------------
5/28/1999          9,138,715 Euro Currency           $ 9,671,396   $ 9,690,876   $  (19,480)

Forward Foreign Currency Exchange Contracts to Sell:

                                                                                 Unrealized
                                                    U.S. Value at  In Exchange Appreciation/
Exchange Date          Contracts to Deliver         April 30, 1999 for U.S. $  (Depreciation)
---------------------------------------------------------------------------------------------
5/4/1999           1,600,244 British Pound Sterling  $25,738,431   $26,194,000   $  455,569
5/28/1999         51,764,386 Euro Currency            54,781,650    57,078,000    2,296,350
5/28/1999         71,642,272 Euro Currency            75,818,186    77,825,000    2,006,814
6/8/1999           7,071,679 Euro Currency             7,489,456     7,714,000      224,544
5/28/1999      4,177,880,000 Japanese Yen             35,114,766    34,700,000     (414,766)
5/28/1999      2,472,156,500 Japanese Yen             20,778,289    20,500,000     (278,289)
5/28/1999      1,251,557,856 Japanese Yen             10,519,249    10,518,000       (1,249)
5/28/1999         16,361,304 Swiss Franc              10,756,345    11,392,000      635,655
5/28/1999          8,730,257 Swiss Franc               5,739,497     5,780,000       40,503

FUTURES CONTRACTS - SHORT POSITIONS

                                                                             Unrealized
            Number of                      Initial Contract    Value at    Appreciation/
Expiration  Contracts                           Amount      April 30, 1999 (Depreciation)
-----------------------------------------------------------------------------------------
June 1999          341    Nikkei 225 - Chicago   $28,481,650     $28,422,350      $(59,300)
June 1999           26    Nikkei 225 - Osaka       3,561,399       3,644,132        82,733

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              LATIN AMERICA FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - 98.9%
             Aerospace & Military
              Technology - 3.3%
 147,757,347 Empresa Brasileira de Aeronautica SA................   $ 1,361,040
                                                                    -----------
             Banking - 5.7%
      25,700 Banco de Galicia y Buenos Aires SA de CV, Cl. B,
              ADR................................................       593,509
   6,400,000 Banco Est Sao Paulo SA..............................       285,129
      13,630 Banco Frances del Rio de la Plata SA, ADR...........       350,973
     320,000 Banco Itau SA.......................................       168,573
     284,600 Grupo Financiero Banamex AC, Ser. O.................       725,360
       8,600 Uniao de Bancos Brasileiros SA, GDR ("Unibanco")....       213,388
                                                                    -----------
                                                                      2,336,932
                                                                    -----------
             Beverages & Tobacco - 8.5%
      18,595 Bavaria SA..........................................       102,980
      30,900 Coca-Cola Co. Femsa SA, ADR.........................       639,244
       3,200 Compania Cervecerias Unidas SA, ADR.................        78,600
      25,000 Embotelladora Andina SA.............................        74,688
      10,700 Embotelladora Andina SA, Ser. A, ADR................       193,269
      29,396 Fomento Economico Mexicano, Ser. B, ADR.............     1,069,279
     118,900 Grupo Modelo SA de CV, Ser. C.......................       313,335
      36,900 Panamerican Beverages, Inc., Cl. A..................       818,719
      28,400 Souza Cruz Cia SA...................................       191,936
                                                                    -----------
                                                                      3,482,050
                                                                    -----------
             Broadcasting & Publishing - 3.5%
      22,031 *Grupo Televisa SA, ADR.............................       903,271
      79,500 TV Azteca SA de CV, ADR.............................       556,500
                                                                    -----------
                                                                      1,459,771
                                                                    -----------
             Building Materials &
              Components - 5.8%
      40,343 Apasco SA de CV.....................................       237,954
      27,529 Cementos Lima SA....................................       437,313
     251,732 Cementos Norte Pacasmayo SA.........................       289,676
     266,763 Cemex SA de CV, Ser. B..............................     1,238,542
     236,000 Grupo Cemementos Chihuahua SA de CV, Ser. B.........       191,048
                                                                    -----------
                                                                      2,394,533
                                                                    -----------
             Construction - 2.3%
     229,400 *Corporacion GEO SA de CV, Ser. B...................       965,764
                                                                    -----------
             Electrical & Electronics - 0.0%
      13,201 Companhia Paulista de Forca E Luz...................           835
             Energy Sources - 15.5%
      23,000 Companhia Energetica de Minas Gerais, ADR
              ("CEMIG")..........................................       551,788
     273,826 *Perez Compancia SA, Cl. B..........................     1,698,418
   2,890,000 *Petroleo Brasileiro SA, ("Petrobras")..............       469,777
      56,150 Petroleo Brasileiro SA, ADR, ("Petrobras")..........       907,081
      89,091 Petroleos de Chile SA...............................       292,463
      58,550 YPF SA, Cl. D, ADR..................................     2,459,100
                                                                    -----------
                                                                      6,378,627
                                                                    -----------
             Financial Services - 1.4%
       9,100 Credicorp Ltd.......................................        92,137
   1,351,000 Grupo Financiero Bancomer SA, Ser. O................       469,341
                                                                    -----------
                                                                        561,478
                                                                    -----------
             Food & Household Products - 1.0%
     187,074 Grupo Industrial Bimbo, Ser. A......................       402,897
             Health & Personal Care - 2.0%
     206,100 Kimberly Clark Corp. de Mexico SA de CV, Cl. A......       802,987
             Machinery & Engineering - 0.5%
     304,500 Enrique Ferreyros SA................................       212,612
      76,320 Inepar Energia SA (b)...............................             0
                                                                    -----------
                                                                        212,612
                                                                    -----------
             Merchandising - 6.8%
     558,300 Cifra SA de CV, Ser. V..............................     1,057,387
      24,737 Distribucion Y Servicio D&S, ADR....................       374,147
     190,000 Organizacion Soriana, Ser. B........................       855,411
      51,900 Santa Isabel SA, ADR................................       519,000
                                                                    -----------
                                                                      2,805,945
                                                                    -----------
             Metals-Steel - 2.1%
     295,200 Hylsamex SA de CV, Ser. B...........................       853,013

             Mining - 2.6%
  36,860,000 *Caemi Mineracao E Metalurgia SA....................     1,065,190
                                                                    -----------
             Multi-Industry - 4.6%
     126,300 ALFA SA de CV, Ser. A...............................       502,329
      19,435 Desc SA de CV, Ser. C, ADR..........................       481,016
     189,400 Grupo Carso SA de CV, Ser. A1.......................       913,179
                                                                    -----------
                                                                      1,896,524
                                                                    -----------
             Telecommunications - 27.8%
      27,600 Compania Anonima Nacional Telefonos de Venezuela,
              Cl. D, ADR.........................................       759,000
  17,000,000 Embratel Participacoes SA...........................       276,851
      29,200 *Embratel Participacoes SA, ADR.....................       474,500
       7,300 Tele Centro Sul Participacoes SA, ADR...............       387,813
      63,950 Tele Norte Leste Participacoes SA, ADR..............     1,083,153
      18,449 Telecom Argentina STET - France Telecom SA, Cl. B,
              ADR................................................       636,491
      36,600 *Telecomunicacoes Brasileiras SA, ADR ("Telebras")..         2,859
      28,900 *Telecomunicacoes Brasileiras SA, ADR, Preference
              Shares ("Telebras")................................     2,635,319
     158,497 Telecomunicacoes de Minas Gerais, Cl. B.............         4,055


--------------------------------------------------------------------------------
                                   EVERGREEN
                              LATIN AMERICA FUND
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           April 30, 1999 (Unaudited)


   Shares                                                              Value
 COMMON STOCKS - continued
             Telecommunications - continued
   2,900,000 *Telecomunicacoes de Sao Paulo SA...................   $   362,282
      20,574 Telefonica de Argentina, Cl. B, ADR.................       768,953
      97,400 Telefonica del Peru SA, Cl. B, ADR..................     1,467,087
      32,364 Telefonos de Chile, Ser. A..........................       212,486
      29,237 Telefonos de Mexico SA, ADR.........................     2,214,703
      28,337 Telesp Participacpoes SA (b)........................             0
       6,900 Telesp Participacpoes SA, ADR.......................       172,500
                                                                    -----------
                                                                     11,458,052
                                                                    -----------
             Utilities - Electric, Gas &
              Water - 5.5%
     145,891 Centrais Eletricas Brasileiras SA, ADR..............     1,451,017
   9,400,000 Companhia Energetica de Minas Gerais, ADR
              ("CEMIG")..........................................       226,370
      36,200 Empresa Nacional de Electric, ADR...................       506,800
       3,386 Enersis SA, ADR.....................................        64,969
                                                                    -----------
                                                                      2,249,156
                                                                    -----------
             Total Common Stocks
              (cost $32,639,787).................................    40,687,406
                                                                    -----------

   Principal Amount                                                    Value

 CONVERTIBLE DEBENTURES - 0.0%
             Metals-Steel - 0.0%
 $   207,800 Compahnia Vale do Rio Doce de Navegacao SA
             1.00%, 12/31/1999 (cost $0) (b).....................            13
                                                                    -----------

   Shares                                                              Value

 WARRANTS - 0.0%
             Machinery & Engineering - 0.0%
      38,160 Inepar Energia SA, Ser. C (cost $0) (b).............   $         0
                                                                    -----------
 RIGHTS - 0.0%
             Food & Household Products - 0.0%
       8,208 Grupo Industrial Bimbo (cost $0) (b)................             0
                                                                    -----------

   Principal Amount                                                    Value

 SHORT-TERM INVESTMENTS - 2.4%
             Repurchase Agreements - 2.4%
 $ 1,011,000 Evergreen Joint Repurchase Agreement Investments in
              repurchase agreements, in a joint trading account,
              4.89% purchased 4/30/1999, maturing 5/3/1999,
              maturity value $1,011,412 (cost $1,011,000) (a)....     1,011,000
                                                                    -----------
             Total Investments - (cost $33,650,787).......   101.3%  41,698,419
             Other Assets and Liabilities - net...........    (1.3)    (542,410)
                                                             -----  -----------
             Net Assets...................................   100.0% $41,156,009
                                                             =====  ===========

  *  Non-income producing security.
(a) The repurchase agreements is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1999.
(b) Security is being fair valued in accordance with procedures established by the Board of Trustees.

Summary of Abbreviations
ADR American Depository Receipt
GDR Global Depository Receipt

At April 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Mexico............................................ $15,572,036        37.3%
Brazil............................................  10,009,527        24.0%
Argentina.........................................   6,507,443        15.6%
United States+....................................   3,380,397         8.1%
Peru..............................................   2,498,826         6.0%
Chile.............................................   2,316,422         5.6%
Venezuela.........................................     759,000         1.8%
Spain.............................................     551,788         1.3%
Columbia..........................................     102,980         0.3%
                                                   -----------       ------
                                                   $41,698,419       100.0%
                                                   ===========       ======

+ Includes short-term securities.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             PRECIOUS METALS FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           April 30, 1999 (Unaudited)


   Shares                                                               Value
 COMMON STOCKS - 99.9%
            Gold Mining - 64.0%
    115,819 AngloGold Ltd.........................................   $ 5,443,588
    484,520 Ashanti Goldfields Ltd., GDR..........................     4,360,680
  2,274,000 *Avgold Ltd...........................................     1,296,759
    361,000 Cambior, Inc..........................................     1,460,736
  1,100,000 Delta Gold NL.........................................     1,710,623
    426,900 Euro Nevada Mining Ltd................................     7,304,818
    439,400 Franco Nevada Mining Ltd..............................     8,498,100
     69,200 *Getchell Gold Corp...................................     2,361,450
    251,700 *Goldcorp, Inc........................................     1,519,073
    100,000 *Goldcorp, Inc. Cl. A.................................       593,750
    457,100 Goldfields Ltd........................................     2,835,748
    262,000 *Greenstone Resources Ltd.............................        79,062
    350,000 Homestake Mining Co...................................     3,346,875
    910,000 *Kinross Gold Corp....................................     2,047,500
    100,000 Kinross Gold Corp.....................................       222,893
    400,000 *Lihir Gold Ltd.......................................       365,286
    100,000 *Meridian Gold, Inc...................................       572,663
    596,500 *Meridian Gold, Inc...................................     3,429,875
    170,000 Newmont Mining Corp...................................     4,090,625
  1,984,824 Normandy Mining Ltd...................................     1,720,629
    337,100 *Orvana Minerals Corp.................................        99,412
    205,000 Placer Dome, Inc......................................     2,896,235
    106,000 *Rio Narcea Gold Mine, Inc............................        54,523
  1,020,629 Ross Mining NL........................................       628,123
  6,000,000 *Santa Cruz Gold, Inc.................................       205,747
    499,600 Sons of Gwalia Ltd....................................     1,504,938
  1,157,500 *TVX Gold, Inc........................................     1,349,530
  1,000,000 *Viceroy Resource Corp................................     1,131,610
    288,585 *Western Areas Gold Mining Ltd., ADR..................       973,859
                                                                     -----------
                                                                      62,104,710
                                                                     -----------
            Metals & Mining - 35.9%
    100,100 *Aber Resources Ltd...................................       665,915
  1,799,200 Acacia Resources Ltd..................................     2,500,303
    157,800 Anglo-American Platinum Holdings......................     2,878,521
     90,000 Barrick Gold Corp.....................................     1,811,250
    168,700 Barrick Gold Corp.....................................     3,407,321

   Shares                                                              Value

 COMMON STOCKS - continued
            Metals & Mining - continued
  1,999,000 *Canyon Resources Corp...............................   $   437,281
  1,591,400 Gencor Ltd...........................................     4,445,982
    800,000 *Geomaque Exploration Ltd............................       795,556
    900,200 Harmony Gold Mining Ltd..............................     5,177,814
    175,000 Impala Platinum Holdings Ltd.........................     3,980,279
    135,000 *Randgold Resources, Inc., GDR.......................       641,250
    300,000 *Repadre Capital Corp................................       534,943
    195,300 *SouthernEra Resources Ltd...........................       636,222
    244,250 *Stillwater Mining Co................................     6,915,328
                                                                    -----------
                                                                     34,827,965
                                                                    -----------
            Total Common Stocks
             (cost $117,466,545).................................    96,932,675
                                                                    -----------
 WARRANTS - 0.0%
            Metals & Mining - 0.0%
    227,500 *Atlas Corp., Expire 12/15/1999......................         1,138
                                                                    -----------
    429,000 *Vengold, Inc., Ser. B, Expire 6/13/2000.............         7,355
                                                                    -----------
            Total Warrants (cost $294,417).......................         8,493
                                                                    -----------


 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - 3.1%
            Repurchase Agreement - 3.1%
 $2,965,000 Evergreen Joint Repurchase Agreement Investments in
             repurchase agreements, in a joint trading account,
             4.89%, purchased 4/30/1999, maturing 5/3/1999,
             maturity value $2,966,208 (cost $2,965,000) (a).....     2,965,000
                                                                    -----------
            Total Investments -
             (cost $120,725,962)..........................   103.0%  99,906,168
            Other Assets and
             Liabilities - net............................    (3.0)  (2,918,945)
                                                             -----  -----------
            Net Assets....................................   100.0% $96,987,223
                                                             =====  ===========

  * Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1999.

Summary of Abbreviations
ADR  American Depository Receipts
GDR  Global Depository Receipts

At April 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Canada............................................ $41,685,539        41.7%
South Africa......................................  32,034,480        32.0%
United States+....................................  17,756,247        17.8%
Australia.........................................   8,064,616         8.1%
Papua New Guinea..................................     365,286         0.4%
                                                   -----------       ------
                                                   $99,906,168       100.0%
                                                   ===========       ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     INTERNATIONAL AND GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                           April 30, 1999 (Unaudited)

                              Emerging       Global        Global     International     Latin       Precious
                           Markets Growth   Leaders     Opportunities    Growth        America       Metals
                                Fund          Fund          Fund          Fund          Fund          Fund
---------------------------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............   $53,253,676   $295,142,596  $148,640,344  $579,317,292   $33,650,787  $120,725,962
 Net unrealized gains or
  losses on securities...    10,141,691     93,079,452    43,400,171    79,905,663     8,047,632   (20,819,794)
---------------------------------------------------------------------------------------------------------------
 Market value of
  securities.............    63,395,367    388,222,048   192,040,515   659,222,955    41,698,419    99,906,168
 Investment in wholly-
  owned, unconsolidated
  foreign subsidiary, at
  value..................             0              0             0             0             0       850,300
 Cash....................         2,057            189        89,213     2,132,229           782           928
 Foreign currency, at
  value (cost $6,338,
  $2,474,276, $250,165,
  $8,837, $7,005 and $0,
  respectively)..........         6,403      2,465,132       250,950         8,891         6,858             0
 Receivable for
  securities sold........     5,281,032      2,219,346     2,053,323     1,419,562     1,470,087        76,964
 Receivable for Fund
  shares sold............        17,114     10,130,925       458,232        39,092        21,817       360,100
 Dividends, interest and
  tax reclaims
  receivable.............       115,443        597,261       339,318     2,728,174       319,829       113,586
 Receivable for closed
  forward foreign
  currency exchange
  contracts..............             0              0             0       116,783             0             0
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............             0              0       715,750     5,659,435             0             0
 Deferred organization
  expenses...............         3,568         11,926             0             0           351             0
 Prepaid expenses and
  other assets...........        30,252         83,907        68,876       143,979        33,891        99,675
---------------------------------------------------------------------------------------------------------------
   Total assets..........    68,851,236    403,730,734   196,016,177   671,471,100    43,552,034   101,407,721
---------------------------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     6,763,782              0       453,973     1,529,584     1,902,371     1,892,408
 Payable for Fund shares
  redeemed...............       697,229        437,984     1,545,935       261,559       373,804     2,425,920
 Payable for closed
  forward foreign
  currency exchange
  contracts..............             0              0             0       259,463             0             0
 Payable for securities
  on loan................             0              0    12,972,173             0             0             0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts..............             0              0       142,351       713,784             0             0
 Payable for daily
  variation margin on
  open futures
  contracts..............             0              0             0       502,165             0             0
 Demand note payable.....             0     28,338,000             0             0             0             0
 Advisory fee payable....        72,442        302,755       150,261       343,158        24,000        56,548
 Distribution Plan
  expenses payable.......         3,290         85,136        58,322        46,334        12,181        20,591
 Due to other related
  parties................         1,217          8,601             0             0             0             0
 Accrued expenses and
  other liabilities......        68,646        204,420       148,683       515,206        83,669        25,031
---------------------------------------------------------------------------------------------------------------
   Total liabilities.....     7,606,606     29,376,896    15,471,698     4,171,253     2,396,025     4,420,498
---------------------------------------------------------------------------------------------------------------
 Net assets..............   $61,244,630   $374,353,838  $180,544,479  $667,299,847   $41,156,009  $ 96,987,223
---------------------------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........   $70,472,782   $276,726,090  $124,440,200  $611,752,647   $61,433,987  $196,795,532
 Undistributed
  (overdistributed) net
  investment income......       (41,157)    (1,467,738)      984,935    10,677,175       177,306      (111,313)
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...   (19,324,705)     6,029,774    11,154,251   (39,862,096)  (28,500,158)  (78,878,844)
 Net unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    10,137,710     93,065,712    43,965,093    84,732,121     8,044,874   (20,818,152)
---------------------------------------------------------------------------------------------------------------
 Total net assets........   $61,244,630   $374,353,838  $180,544,479  $667,299,847   $41,156,009  $ 96,987,223
---------------------------------------------------------------------------------------------------------------
 Net assets consists of
 Class A.................   $ 8,610,894   $129,460,893  $ 53,108,596  $127,663,604   $10,147,706  $ 79,030,677
 Class B.................     3,048,400    194,727,517   107,820,966    66,025,679    26,602,545    17,528,215
 Class C.................       803,233      4,583,503    19,577,136     2,704,120     4,140,059       428,331
 Class Y.................    48,782,103     45,581,925        37,781   470,906,444       265,699            --
---------------------------------------------------------------------------------------------------------------
 Total net assets........   $61,244,630   $374,353,838  $180,544,479  $667,299,847   $41,156,009  $ 96,987,223
---------------------------------------------------------------------------------------------------------------
 Shares outstanding
 Class A.................       986,865      7,485,474     2,411,957    15,889,191     1,168,095     6,494,890
 Class B.................       359,879     11,494,178     5,161,957     8,284,518     3,166,505     1,453,731
 Class C.................        94,839        270,975       935,121       339,403       493,758        35,527
 Class Y.................     5,537,803      2,614,253         1,709    58,646,659        30,455            --
---------------------------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................   $      8.75   $      17.29  $      22.02  $       8.03   $      8.69  $      12.17
---------------------------------------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 4.75%).......   $      9.17   $      18.15  $      23.12  $       8.43   $      9.12  $      12.78
---------------------------------------------------------------------------------------------------------------
 Class B.................   $      8.47   $      16.94  $      20.89  $       7.97   $      8.40  $      12.06
---------------------------------------------------------------------------------------------------------------
 Class C.................   $      8.47   $      16.91  $      20.94  $       7.97   $      8.38  $      12.06
---------------------------------------------------------------------------------------------------------------
 Class Y.................   $      8.81   $      17.44  $      22.11  $       8.03   $      8.72           --
---------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     INTERNATIONAL AND GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------
                            Statements of Operations
                  Six Months Ended April 30, 1999 (Unaudited)

                              Emerging      Global        Global     International   Latin      Precious
                           Markets Growth   Leaders    Opportunities    Growth      America      Metals
                                Fund         Fund          Fund          Fund         Fund        Fund
-----------------------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $43,493,
  $134,231, $110,564
  $426,728, $48,448 and
  $30,368,
  respectively)..........    $  399,512   $ 2,036,743   $   864,291   $ 5,376,454  $  596,840  $   903,291
 Interest................       153,619       422,251        79,108       845,583      96,698       32,673
-----------------------------------------------------------------------------------------------------------
 Total investment
  income.................       553,131     2,458,994       943,399     6,222,037     693,538      935,964
-----------------------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............       422,575     1,744,011       965,753     2,068,847     133,904      365,746
 Distribution Plan
  expenses...............        26,982     1,101,777       755,050       537,184     154,900      201,181
 Administrative services
  fees...................         7,216        47,000        17,390        58,349       3,517        8,085
 Transfer agent fee......        36,509       616,359       333,946       542,668     117,452      358,264
 Trustees' fees and
  expenses...............           477         4,718         1,888         8,737         450          708
 Printing and postage
  expenses...............        12,509        56,117        34,544        71,301      10,316       17,819
 Custodian fee...........        48,873       148,911        70,573       430,428      36,048       39,135
 Organization expenses...         5,048         3,946             0             0       4,246            0
 Other...................        34,474       206,898        51,959       105,632      54,458       61,911
-----------------------------------------------------------------------------------------------------------
   Total expenses........       594,663     3,929,737     2,231,103     3,823,146     515,291    1,052,849
  Less: Fee credits......        (6,552)      (15,994)       (9,025)      (18,183)     (2,610)      (3,164)
-----------------------------------------------------------------------------------------------------------
   Net expenses..........       588,111     3,913,743     2,222,078     3,804,963     512,681    1,049,685
-----------------------------------------------------------------------------------------------------------
 Net investment income...       (34,980)   (1,454,749)   (1,278,679)    2,417,074     180,857     (113,721)
-----------------------------------------------------------------------------------------------------------
 Equity in earnings of
  wholly-owned,
  unconsolidated foreign
  subsidiary.............             0             0             0             0           0        5,776
-----------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions
 Net realized gains or
  losses on:
   Securities............    (2,333,292)    7,446,255    15,478,492     7,123,826  (4,213,878) (14,308,984)
   Futures contracts.....             0             0      (437,174)       66,425           0            0
   Foreign currency
    related
    transactions.........      (716,715)     (140,236)      427,864     2,582,805  (1,002,045)      17,209
-----------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    (3,050,007)    7,306,019    15,469,182     9,839,736  (5,215,923) (14,291,775)
-----------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions...........     9,054,983    49,756,870    23,430,222    35,963,179   9,429,980   18,032,326
-----------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions...........     6,004,976    57,062,889    38,899,404    45,802,915   4,214,057    3,740,551
-----------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............    $5,969,996   $55,608,140   $37,620,725   $48,219,989  $4,394,914  $ 3,632,606
-----------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     INTERNATIONAL AND GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                  Six Months Ended April 30, 1999 (Unaudited)

                               Emerging        Global          Global      International     Latin        Precious
                            Markets Growth     Leaders      Opportunities     Growth        America        Metals
                                 Fund           Fund            Fund           Fund           Fund          Fund
---------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income...    $    (34,980) $    (1,454,749) $  (1,278,679) $   2,417,074  $    180,857  $   (113,721)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary.............               0                0              0              0             0         5,776
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...      (3,050,007)       7,306,019     15,469,182      9,839,736    (5,215,923)  (14,291,775)
 Net change in unrealized
  gains on securities,
  futures contracts and
  foreign currency
  related transactions...       9,054,983       49,756,870     23,430,222     35,963,179     9,429,980    18,032,326
---------------------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............       5,969,996       55,608,140     37,620,725     48,219,989     4,394,914     3,632,606
---------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................         (10,598)               0              0              0             0             0
  Class B................          (4,073)               0              0              0             0             0
  Class C................            (995)               0              0              0             0             0
  Class Y................        (136,530)               0              0              0             0             0
 Net realized gains
  Class A................               0                0     (3,485,496)             0             0             0
  Class B................               0                0     (7,900,494)             0             0             0
  Class C................               0                0     (1,472,664)             0             0             0
  Class Y................               0                0         (1,957)             0             0             0
---------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........        (152,196)               0    (12,860,611)             0             0             0
---------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      20,639,003    1,182,298,333     77,706,934    166,674,114    18,769,422    53,071,218
 Payment for shares
  redeemed...............     (24,021,151)  (1,218,478,114)  (136,982,488)  (183,280,342)  (25,290,356)  (69,469,822)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........         114,987                0     10,894,210              0             0             0
---------------------------------------------------------------------------------------------------------------------
  Net decrease in net
   assets resulting from
   capital share
   transactions..........      (3,267,161)     (36,179,781)   (48,381,344)   (16,606,228)   (6,520,934)  (16,398,604)
---------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............       2,550,639       19,428,359    (23,621,230)    31,613,761    (2,126,020)  (12,765,998)
 Net assets
 Beginning of period.....      58,693,991      354,925,479    204,165,709    635,686,086    43,282,029   109,753,221
---------------------------------------------------------------------------------------------------------------------
 End of period...........    $ 61,244,630  $   374,353,838  $ 180,544,479  $ 667,299,847  $ 41,156,009  $ 96,987,223
---------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......    $    (41,157) $    (1,467,738) $     984,935  $  10,677,175  $    177,306  $   (111,313)
---------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     INTERNATIONAL AND GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1998

                               Emerging       Global         Global      International     Latin        Precious
                            Markets Growth    Leaders     Opportunities     Growth        America        Metals
                                 Fund          Fund           Fund           Fund           Fund          Fund
--------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income...    $  1,147,818  $  (1,983,258) $  (3,154,607) $   1,682,972  $    538,745  $    (756,410)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary.............               0              0              0              0             0  $      24,179
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...     (16,618,543)       421,087      7,925,022    (26,164,161)  (23,161,902)   (50,552,000)
 Net change in unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions...........       1,538,854     22,226,344    (33,746,429)     3,471,235     4,561,215     25,221,436
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (13,931,871)    20,664,173    (28,976,014)   (21,009,954)  (18,061,942)   (26,062,795)
--------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class B................               0              0              0     (5,718,223)            0              0
  Class Y................         (48,897)             0              0              0             0              0
 Net realized gains
  Class A................         (79,620)      (165,467)    (6,152,515)             0    (2,915,764)             0
  Class B................        (102,137)      (582,223)   (14,270,759)   (26,737,026)  (16,639,668)    (5,647,344)
  Class C................         (33,101)       (10,308)    (2,859,903)             0    (2,385,233)             0
  Class Y................      (1,528,035)      (150,779)            (2)             0             0              0
--------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........      (1,791,790)      (908,777)   (23,283,179)   (32,455,249)  (21,940,665)    (5,647,344)
--------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      29,751,699    516,465,732    113,926,118    272,008,827    26,805,997    179,561,024
 Payment for shares
  redeemed...............     (25,828,310)  (448,691,323)  (236,427,456)  (167,827,455)  (62,999,696)  (193,454,892)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........       1,273,339        804,394     20,555,694     28,410,070    19,625,500      4,759,767
 Net asset value of
  shares issued in
  acquisition............               0     55,765,847              0    404,753,737             0     39,424,759
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....       5,196,728    124,344,650   (101,945,644)   537,345,179   (16,568,199)    30,290,658
--------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (10,526,933)   144,100,046   (154,204,837)   483,879,976   (56,570,806)    (1,419,481)
 Net assets
 Beginning of period.....      69,220,924    210,825,433    358,370,546    151,806,110    99,852,835    111,172,702
--------------------------------------------------------------------------------------------------------------------
 End of period...........    $ 58,693,991  $ 354,925,479  $ 204,165,709  $ 635,686,086  $ 43,282,029  $ 109,753,221
--------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......    $    146,019  $     (12,989) $   2,263,614  $   8,260,101  $     (3,551) $      (3,368)
--------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

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--------------------------------------------------------------------------------
               Combined Notes to Financial Statements(Unaudited)

1. ORGANIZATION

The Evergreen International and Global Growth Funds consist of Evergreen Emerg-ing Markets Growth Fund ("Emerging Markets Growth Fund"), Evergreen Global Leaders Fund ("Global Leaders Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Growth Fund ("Interna-tional Growth Fund"), Evergreen Latin America Fund ("Latin America Fund") and Evergreen Precious Metals Fund ("Precious Metals Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen International Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C, and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher on-going distribution fee than Class A. Class B shares are sold subject to a con-tingent deferred sales charge that is payable upon redemption and decreases de-pending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conver-sion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on an established securities exchange or in-cluded on the Nasdaq National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which valuations are not available from an in-dependent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission certain funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agree-ments that are fully collateralized by U.S. Treasury and/or federal agency ob-ligations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include foreign currency gains and losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The por-tion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of investment securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transac-tions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount re-flected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to share-holders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Certain distributions paid during previous years have been reclassified to conform to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. ACQUISITION INFORMATION

Effective on the close of business on February 27, 1998, Global Leaders Fund acquired substantially all the assets and assumed certain liabilities of Blanchard Global Growth Fund, an open-end management investment company regis-tered under the 1940 Act, in an exchange of shares. The net assets were ex-changed through a tax-free exchange for 3,648,723 Class A shares of Global Leaders Fund. The acquired net assets consisted primarily of portfolio securi-ties with unrealized appreciation of $2,310,198. The aggregate net assets of Blanchard Global Growth Fund and Global Leaders Fund immediately prior to the acquisition were $55,765,847 and $244,596,473, respectively. The aggregate net assets of Global Leaders Fund immediately after the acquisition were $300,362,320.

Effective on the close of business on February 27, 1998, Precious Metals Fund acquired substantially all the assets and assumed certain liabilities of Blanchard Precious Metals Fund, an open-end management investment company reg-istered under the 1940 Act, in an exchange of shares. The net assets were ex-changed through a tax-free exchange for 2,927,140 Class A shares of Precious Metals Fund. The acquired net assets consisted primarily of portfolio securi-ties with unrealized depreciation of $38,301,971. The aggregate net assets of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Blanchard Precious Metals Fund and Precious Metals Fund immediately prior to the acquisition were $39,424,759 and $104,683,444, respectively. The aggregate net assets of Precious Metals Fund immediately after the acquisition were $144,108,204.

Effective on the close of business on July 27, 1998, International Growth Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Inc. International Growth Fund, an open-end management investment com-pany registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 303,491 Class A Shares, 7,427 Class B Shares, and 20,732,817 of Class Y shares of International Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $38,264,074. The aggregate net assets of CoreFund Inc. International Growth Fund and International Growth Fund immediately prior to the acquisition were $182,359,660 and $241,341,003, respectively. The aggre-gate net assets of International Growth Fund immediately after the acquisition were $423,700,663.

Effective on the close of business on October 28, 1998, International Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen International Equity Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,164,961 Class A Shares, 2,500,823 Class B Shares, 102,170 Class C Shares and 25,539,992 of Class Y Shares of In-ternational Growth Fund. The acquired net assets consisted primarily of portfo-lio securities with unrealized depreciation of $11,505,330. The aggregate net assets of Evergreen International Equity Fund and International Growth Fund im-mediately prior to the acquisition were $222,394,077 and $396,945,119, respec-tively. The aggregate net assets of International Growth Fund immediately after the acquisition were $619,339,196.

4. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., Precious Metal Fund's wholly-owned, unconsoli-dated foreign subsidiary, was acquired in May 1975 and has as its primary ob-jective the acquisition of precious metals. The Fund accounts for its invest-ments in the subsidiary under the equity method of accounting. At April 30, 1999, the fair value of the Fund's investment in the foreign subsidiary was de-termined as follows:

         Cash and cash equivalents............................... $876,074
         Accrued expenses........................................   25,774
                                                                  --------
                                                                  $850,300
                                                                  ========

During the six months ended April 30, 1999, the foreign subsidiary had no pur-chases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and admin-istrative expenses, net investment income of $19,457, $13,681 and $5,776, re-spectively. Management fees paid or accrued to EIMC totaled $2,923 during the six months ended April 30, 1999.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB") is the investment advisor for Emerging Mar-kets Growth Fund. Pursuant to an agreement with the Fund, FUNB is entitled to an annual fee based on Emerging Markets Growth Fund's average daily net assets, in accordance with the following schedule:

         Average Daily Net Assets
            --------------------------------------------------------------
         on the first $100 million.................................. 1.50%
         on the next $100 million................................... 1.45 on the next $100 million................................... 1.40 in excess of $300 million.................................. 1.35

EIMC serves as the investment sub-advisor to Emerging Markets Growth Fund. Un-der the terms of the sub-advisory agreement, EIMC is responsible for the in-vestment decisions for the Fund and is paid by FUNB at no additional expense to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as investment advisor for Global Leaders Fund and is paid an ad-visory fee that is computed daily and paid monthly at a annual rate of 0.95% of the Fund's average daily net assets.

Lieber & Company, an affiliate of First Union, provides investment sub-advisory services to Global Leaders Fund. Expenses associated with these services are a cost of EAMC and are not a Fund expense.

Lieber & Company also provides brokerage services with respect to substantially all security transactions of the Global Leaders Fund effected on the New York or American Stock Exchanges. During the six months ended April 30, 1999, Global Leaders Fund incurred brokerage commissions of $113,447 with Lieber & Company.

EIMC serves as the investment advisor for Global Opportunities Fund, Interna-tional Growth Fund, Latin America Fund and Precious Metals Fund. In return for providing investment management and administrative services to the Funds, the Funds pay EIMC an advisory fee that is calculated daily and paid monthly based on each of the Funds' average daily net assets according to the following schedules:

                                         Global                    Latin
                                      Opportunities International America
         Average Daily Net Assets         Fund       Growth Fund   Fund
            -------------------------------------------------------------
         on the first $200 million..      1.00%         0.75%      0.75%
         on the next $200 million...      0.95          0.65       0.65
         on the next $200 million...      0.85          0.55       0.55
         in excess of $600 million..      0.75          0.45       0.45

                                                                  Precious
                                                                   Metals
         Average Daily Net Assets                                   Fund
            --------------------------------------------------------------
         on the first $100 million...............................  0.750%
         on the next $100 million................................  0.625 in excess of $200 million...............................  0.500

For Precious Metals Fund, Harbor Capital Management Company, Inc. ("Harbor Cap-ital"), serves as a consultant to EIMC and its subsidiary pursuant to a Consul-tant Agreement. In accordance with the terms of the Consultant Agreement, Har-bor Capital provides EIMC with monthly reports discussing the world's gold bul-lion markets, and gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital re-ceives from EIMC a fee at the annual rate of 0.10% of the Fund's average daily net assets. Expenses associated with these services are a cost of EIMC and are not a Fund expense.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for Emerging Markets Growth Fund and Global Leaders Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its in-vestment advisory subsidiaries are also the investment advisors. The adminis-tration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying per-centage rates, which start at 0.01% and decline to 0.004% per annum as net as-sets increase, to the average daily net assets of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 1999, Emerging Markets Growth Fund and Global Leaders Fund paid or accrued the following amounts for administrative and sub-administrative services:

                                         Administration Sub-administration
                                              Fee              Fee
                                         -------------- ------------------
         Emerging Markets Growth Fund..     $ 5,488           $1,728
         Global Leaders Fund...........      37,436            9,564

During the six months ended April 30, 1999, Global Opportunities Fund, Interna-tional Growth Fund, Latin America Fund and Precious Metals Fund reimbursed EIMC for certain administrative and accounting expenses amounting to $17,390, $58,349, $3,517 and $8,085.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the six months ended April 30, 1999, amounts paid or accrued to EDI pur-suant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Class A  Class B  Class C
                                              --------------------------
         Emerging Markets Growth Fund........ $  9,021 $ 14,320 $  3,641
         Global Leaders Fund.................  170,070  909,688   22,019
         Global Opportunities Fund...........   70,248  577,816  106,986
         International Growth Fund...........  162,607  357,986   16,591
         Latin America Fund..................    7,782  128,275   18,843
         Precious Metals Fund................   96,214  101,305    3,662

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Emerging Markets Growth Fund

                              Six Months Ended             Year Ended
                               April 30, 1999           October 31, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  1,981,037  $ 15,223,046   1,539,603  $ 14,993,843
Shares redeemed........... (1,779,961)  (13,705,903) (1,041,101)  (10,071,395)
Shares issued on
 reinvestment of
 distributions............      1,318        10,188       8,077        78,672
------------------------------------------------------------------------------
Net increase..............    202,394     1,527,331     506,579     5,001,120
------------------------------------------------------------------------------
Class B
Shares sold...............    114,276       874,895     150,671     1,447,684
Shares redeemed...........   (141,160)   (1,091,156)   (182,867)   (1,703,438)
Shares issued on
 reinvestment of
 distributions............        525         3,951      10,499       100,681
------------------------------------------------------------------------------
Net decrease..............    (26,359)     (212,310)    (21,697)     (155,073)
------------------------------------------------------------------------------
Class C
Shares sold...............    337,766     2,520,188      65,455       599,325
Shares redeemed...........   (318,129)   (2,387,602)   (124,024)   (1,217,706)
Shares issued on
 reinvestment of
 distributions............        128           965       3,451        33,092
------------------------------------------------------------------------------
Net increase (decrease)...     19,765       133,551     (55,118)     (585,289)
------------------------------------------------------------------------------
Class Y
Shares sold...............    255,064     2,020,874   1,333,842    12,710,847
Shares redeemed...........   (876,519)   (6,836,490) (1,382,744)  (12,835,771)
Shares issued on
 reinvestment of
 distributions............     12,822        99,883     108,476     1,060,894
------------------------------------------------------------------------------
Net increase (decrease)...   (608,633)   (4,715,733)     59,574       935,970
------------------------------------------------------------------------------
Net increase (decrease)...             $ (3,267,161)             $  5,196,728
------------------------------------------------------------------------------

Global Leaders Fund

                               Six Months Ended                Year Ended
                                April 30, 1999              October 31, 1998
                          ----------------------------  --------------------------
                            Shares         Amount         Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold.............   69,212,048  $ 1,132,639,746   30,930,256  $ 447,933,681
Automatic conversion of
 Class B shares to Class
 A shares...............       29,476          486,433            0              0
Shares redeemed.........  (71,295,469)  (1,168,930,907) (27,875,118)  (405,306,465)
Shares issued on
 reinvestment of
 distributions..........            0                0       11,768        163,222
Shares issued in
 acquisition of
 Blanchard Global Growth
 Fund...................            0                0    3,648,723     55,765,847
-----------------------------------------------------------------------------------
Net increase
 (decrease).............   (2,053,945)     (35,804,728)   6,715,629     98,556,285
-----------------------------------------------------------------------------------
Class B
Shares sold.............    1,956,974       31,379,867    3,186,919     47,469,163
Automatic conversion of
 Class B shares to Class
 A shares...............      (30,042)        (486,433)           0              0
Shares redeemed.........   (1,766,496)     (28,541,057)  (1,832,008)   (26,758,571)
Shares issued on
 reinvestment of
 distributions..........            0                0       41,954        575,190
-----------------------------------------------------------------------------------
Net increase............      160,436        2,352,377    1,396,865     21,285,782
-----------------------------------------------------------------------------------
Class C
Shares sold.............      188,023        3,030,362      181,393      2,719,744
Shares redeemed.........     (181,113)      (2,947,988)     (94,685)    (1,374,676)
Shares issued on
 reinvestment of
 distributions..........            0                0          721          9,873
-----------------------------------------------------------------------------------
Net increase............        6,910           82,374       87,429      1,354,941
-----------------------------------------------------------------------------------
Class Y
Shares sold.............      926,638       15,248,358    1,226,789     18,343,144
Shares redeemed.........   (1,094,876)     (18,058,162)  (1,034,996)   (15,251,611)
Shares issued on
 reinvestment of
 distributions..........            0                0        4,034         56,109
-----------------------------------------------------------------------------------
Net increase
 (decrease).............     (168,238)      (2,809,804)     195,827      3,147,642
-----------------------------------------------------------------------------------
Net increase
 (decrease).............               $   (36,179,781)              $ 124,344,650
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Global Opportunities Fund

                              Six Months Ended              Year Ended
                               April 30, 1999            October 31, 1998
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   2,679,394  $ 54,648,559   4,344,269  $  98,654,176
Shares redeemed..........  (3,450,885)  (70,524,921) (5,674,012)  (128,741,779)
Shares issued on
 reinvestment of
 distributions...........     122,670     2,341,767     224,106      4,890,006
-------------------------------------------------------------------------------
Net decrease.............    (648,821)  (13,534,595) (1,105,637)   (25,197,597)
-------------------------------------------------------------------------------
Class B
Shares sold..............     779,615    14,971,651     310,625      6,886,751
Shares redeemed..........  (2,654,234)  (50,864,016) (3,830,040)   (82,094,577)
Shares issued on
 reinvestment of
 distributions...........     395,618     7,188,374     620,042     13,008,494
-------------------------------------------------------------------------------
Net decrease.............  (1,479,001)  (28,703,991) (2,899,373)   (62,199,332)
-------------------------------------------------------------------------------
Class C
Shares sold..............     102,968     2,006,342     102,028      2,319,959
Shares redeemed..........    (492,714)   (9,474,365)   (908,274)   (19,515,716)
Shares issued on
 reinvestment of
 distributions...........      74,800     1,362,112     126,413      2,657,194
-------------------------------------------------------------------------------
Net decrease.............    (314,946)   (6,105,911)   (679,833)   (14,538,563)
-------------------------------------------------------------------------------
Class Y
Shares sold..............     307,250     6,080,382     301,547      6,065,232
Shares redeemed..........    (307,251)   (6,119,186)   (299,939)    (6,075,384)
Shares issued on
 reinvestment of
 distributions...........         101         1,957           0              0
-------------------------------------------------------------------------------
Net increase (decrease)..         100       (36,847)      1,608        (10,152)
-------------------------------------------------------------------------------
Net decrease.............              $(48,381,344)             $(101,945,644)
-------------------------------------------------------------------------------

International Growth Fund

                              Six Months Ended               Year Ended
                               April 30, 1999           October 31, 1998 (a)
                          --------------------------  -------------------------
                            Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............   11,125,444  $  86,813,230   12,077,791  $ 92,358,078
Automatic conversion of
 Class B shares to Class
 A shares...............    1,347,930     10,713,110   13,877,478    95,438,329
Shares redeemed.........  (13,811,295)  (108,041,642) (11,196,609)  (85,043,609)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0    2,164,961    15,927,622
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0      303,491     2,627,478
--------------------------------------------------------------------------------
Net increase
 (decrease).............   (1,337,921)   (10,515,302)  17,227,112   121,307,898
--------------------------------------------------------------------------------
Class B
Shares sold.............    1,386,423     10,722,142    6,504,930    50,772,491
Automatic conversion of
 Class B shares to Class
 A shares...............   (1,357,201)   (10,713,110) (13,877,478)  (95,438,329)
Shares redeemed.........   (1,900,127)   (14,775,874)  (6,669,302)  (50,597,968)
Shares issued on
 reinvestment of
 distributions..........            0              0    4,141,410    28,410,070
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0    2,500,823    18,307,019
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0        7,427        64,064
--------------------------------------------------------------------------------
Net decrease............   (1,870,905)   (14,766,842)  (7,392,190)  (48,482,653)
--------------------------------------------------------------------------------
Class C
Shares sold.............    1,149,061      8,915,700      946,471     7,475,561
Shares redeemed.........   (1,263,951)    (9,827,208)    (594,348)   (4,518,373)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0      102,170       747,667
--------------------------------------------------------------------------------
Net increase
 (decrease).............     (114,890)      (911,508)     454,293     3,704,855
--------------------------------------------------------------------------------
Class Y
Shares sold.............    7,692,740     60,223,042   14,864,337   121,402,695
Shares redeemed.........   (6,518,518)   (50,635,618)  (3,664,709)  (27,667,505)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0   25,539,992   187,411,771
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0   20,732,817   179,668,118
--------------------------------------------------------------------------------
Net increase............    1,174,222      9,587,424   57,472,437   460,815,079
--------------------------------------------------------------------------------
Net increase
 (decrease).............               $ (16,606,228)              $537,345,179
--------------------------------------------------------------------------------

(a) For Class A, Class C and Class Y, for the period from January 20, 1998, March 6, 1998 and March 9, 1998, respectively (commencement of class opera-tions) to October 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Latin America Fund

                              Six Months Ended             Year Ended
                               April 30, 1999           October 31, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  1,450,314  $ 10,216,761   1,613,531  $ 15,352,461
Shares redeemed........... (1,139,289)   (7,779,775) (2,045,506)  (19,559,738)
Shares issued on
 reinvestment of
 distributions............          0             0     253,396     2,718,936
------------------------------------------------------------------------------
Net increase (decrease)...    311,025     2,436,986    (178,579)   (1,488,341)
------------------------------------------------------------------------------
Class B
Shares sold...............    901,645     6,348,142   1,117,118    10,223,995
Shares redeemed........... (2,101,941)  (14,452,052) (3,992,062)  (38,151,546)
Shares issued on
 reinvestment of
 distributions............          0             0   1,410,947    14,772,617
------------------------------------------------------------------------------
Net decrease.............. (1,200,296)   (8,103,910) (1,463,997)  (13,154,934)
------------------------------------------------------------------------------
Class C
Shares sold...............    256,528     1,870,480     129,986     1,190,136
Shares redeemed...........   (407,829)   (2,933,940)   (537,453)   (5,288,412)
Shares issued on
 reinvestment of
 distributions............          0             0     203,815     2,133,947
------------------------------------------------------------------------------
Net decrease..............   (151,301)   (1,063,460)   (203,652)   (1,964,329)
------------------------------------------------------------------------------
Class Y
Shares sold...............     41,613       334,039       3,714        39,405
Shares redeemed...........    (14,872)     (124,589)          0             0
------------------------------------------------------------------------------
Net increase..............     26,741       209,450       3,714        39,405
------------------------------------------------------------------------------
Net decrease..............             $ (6,520,934)             $(16,568,199)
------------------------------------------------------------------------------

Precious Metals Fund

                              Six Months Ended              Year Ended
                               April 30, 1999          October 31, 1998 (b)
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   2,573,496  $ 29,285,780   8,349,123  $ 105,589,468
Automatic conversion of
 Class B shares to Class
 A shares................     451,153     5,261,155   5,262,793     65,498,249
Shares redeemed..........  (3,694,511)  (41,784,496) (9,374,304)  (120,653,639)
Shares issued in
 acquisition of Blanchard
 Precious Metals Fund....           0             0   2,927,140     39,424,759
-------------------------------------------------------------------------------
Net increase (decrease)..    (669,862)   (7,237,561)  7,164,752     89,858,837
-------------------------------------------------------------------------------
Class B
Shares sold..............   1,250,855    13,977,815   5,743,525     72,210,449
Automatic conversion of
 Class B shares to Class
 A shares................    (454,370)   (5,261,155) (5,262,793)   (65,498,249)
Shares redeemed..........  (1,567,642)  (17,603,458) (5,616,171)   (71,713,756)
Shares issued on
 reinvestment of
 distributions...........           0             0     357,072      4,759,767
-------------------------------------------------------------------------------
Net decrease.............    (771,157)   (8,886,798) (4,778,367)   (60,241,789)
-------------------------------------------------------------------------------
Class C
Shares sold..............     889,664     9,807,623     146,046      1,761,107
Shares redeemed..........    (902,277)  (10,081,868)    (97,906)    (1,087,497)
-------------------------------------------------------------------------------
Net increase (decrease)..     (12,613)     (274,245)     48,140        673,610
-------------------------------------------------------------------------------
Net increase (decrease)..              $(16,398,604)             $  30,290,658
-------------------------------------------------------------------------------

(b) For Class A and Class C, for the period from January 20, 1998 and January 29, 1998, respectively (commencement of class operations) to October 31, 1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 1999:

                                    Cost of Purchases Proceeds from Sales
                                    ----------------- -------------------
         Emerging Markets Growth
          Fund.....................   $102,812,284       $ 83,326,324
         Global Leaders Fund.......    138,287,798        137,415,347
         Global Opportunities
          Fund.....................    117,177,713        158,282,451
         International Growth
          Fund.....................    752,587,874        713,631,031
         Latin America Fund........     68,172,979         56,612,085
         Precious Metals Fund......     12,353,503         25,526,598

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 1999, Global Opportunities Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At April 30, 1999, the value of the securities on loan was $12,806,840 and the value of collateral was $12,972,173.

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into an expense offset arrangement with the ESC and their custodian whereby credits realized as a result of uninvested cash bal-ances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangement could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                                            Total Fee       % of Average
                                         Credits Received Daily Net Assets
                                         ---------------------------------
         Emerging Markets Growth Fund..      $ 6,552            0.01%
         Global Leaders Fund...........       15,994            0.01
         Global Opportunities Fund.....        9,025            0.01
         International Growth Fund.....       18,183            0.01
         Latin America Fund............        2,610            0.01
         Precious Metals Fund..........        3,164            0.01

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administra-tive agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Below is a summary of the borrowing activity for each Fund that utilized the line of credit during the six months ended April 30, 1999:

                                   Interest
                                  Expense as
                                    a % of   Number of   Average   Weighted   Maximum
                                   Average   Days the     Daily    Average     Daily
                         Interest Daily Net   LOC was    Balance   Interest   Balance
                         Expense    Assets     used    Outstanding   Rate   Outstanding
                         --------------------------------------------------------------
Global Leaders Fund..... $160,001    0.09%       83    $11,610,363   5.48%  $28,338,000
Global Opportunities
 Fund...................   12,526    0.01        34      2,377,675   5.66     4,600,000
Precious Metals Fund....   23,683    0.05        47      2,287,531   5.43     4,859,000

During the six months ended April 30, 1999, the Emerging Markets Growth Fund, International Growth Fund and Latin America Fund had borrowings under these agreements which had an effect of less than 0.01% of the average daily net as-sets of the respective Fund. At April 30, 1999 the Global Leaders Fund had borrowings pursuant to this line of credit of $28,338,000.

12. CONCENTRATION OF RISK

The Precious Metals Fund invests a substantial portion of its assets in compa-nies that are engaged in or receive their revenue from other companies that en-gage in exploration, mining, processing or dealing in gold or other precious metals and minerals. Therefore, the Fund may be more affected by the price of gold and the precious metals and minerals markets than would be a comparable general equity fund.

13. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

                                                         www.evergreen-funds.com



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